[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Advisor Class of Shares
(Class A)

Marshall Equity Income Fund
Marshall Large-Cap Growth & Income Fund
Marshall Mid-Cap Value Fund
Marshall Mid-Cap Growth Fund
Marshall Small-Cap Growth Fund
Marshall International Stock Fund
Marshall Government Income Fund
Marshall Intermediate Bond Fund
Marshall Short-Term Income Fund
Marshall Money Market Fund

[Image Appears Here]

FEBRUARY 28, 2001

President’s Message	1

Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Short-Term Income Fund	18
Marshall Money Market Fund	20

Financial Information
Portfolio of Investments	21
Marshall Equity Income Fund	21
Marshall Large-Cap Growth & Income Fund	23
Marshall Mid-Cap Value Fund	24
Marshall Mid-Cap Growth Fund	25
Marshall Small-Cap Growth Fund	26
Marshall International Stock Fund	27
Marshall Government Income Fund	30
Marshall Intermediate Bond Fund	31
Marshall Short-Term Income Fund	33
Marshall Money Market Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	45
Notes to Financial Statements	46

Directors & Officers	55

[LOGO OF MARSHALL FUNDS]

Dear Marshall Funds Shareholder,

Critics of the mutual fund industry are loudest in times like these. The markets are down and the economy’s direction is uncertain. The problems associated with opportunistic fund creation, loosely defined investment objectives, and ill-timed promotion of fund performance creates broad dissatisfaction of, and growing skepticism by, shareholders.

We are pleased with taking a different approach to investing with our clients and want to make sure you know that we offer many ways of delivering sound investment advice at M&I. In fact, we strongly recommend the use of any experienced financial adviser. If you have one, stick with them and seek their counsel during these times.

The vast majority of Marshall Fund shareholders, however, are shareholders because of M&I’s approach to meeting their investment needs. Whether you work directly with our Trust Portfolio Managers, M&I Financial Advisors, Marshall Funds Services or M&I 401-k Services, our approach is grounded in the fundamentals of investing.

These fundamentals include understanding your financial goals, learning your acceptance of the effects of market volatility on your portfolio, creating a broadly diversified portfolio of investments, and managing our Funds and similar investment services in a manner consistent with their names and investment objectives.

Our approach takes some of the mystery out of investing. While we cannot be certain of the short-term direction of the markets, we can avoid a number of current investor concerns.

If you are investing on your own, you may end up asking questions like the following. Why did I get caught up buying so many technology stocks? Why are all of my funds moving in tandem? Why aren’t my funds performing as expected in these markets? Have my funds remained true to their investment style? Do I have both growth and value styles working for me? Why don’t I own any bonds to reduce my portfolio volatility? Should I be invested entirely in the money market fund? M&I investment professionals are here to help you answer the questions that these markets create.

In volatile times, investors should not have to go it alone. We have built our organization by helping a wide range of investors reach their financial goals. We view our role as much more than just managing good investment products. Please do not hesitate to contact your M&I investment representative, or call us directly at 1-800-236-3863.

As always, we thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser

President

Semi-Annual Report—Commentary

Marshall Equity Income Fund

The Marshall Equity Income Fund seeks to provide capital appreciation and above-average dividend income through a conservative and disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The Fund’s investments are structured in an attempt to produce a portfolio that yields at least 100 basis points (1%) more than the Standard & Poor’s 500 Index (S&P 500).*

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 4.97% based on net asset value,** while the Lipper Equity Income Funds Index (LEIFI) returned 0.61% and the S&P 500 returned (17.84%).*

A Tug-of-War

Over the reporting period, the markets have been caught in a tug-of-war, pulled both by the benefits of falling interest rates and by the negative impact of declining corporate earnings in major sectors across the economy. Technology stocks continue to struggle, though the risk/reward balance among these stocks is improving as valuations become more reasonable.

Although the environment has been challenging in recent months, some of the building blocks of a recovery already seem to be falling into place. The Federal Reserve Board (the “Fed”) continues to cut interest rates, while the Bush Administration promotes its tax-cut plan to Congress. These two moves offer considerable economic stimulus, the benefits of which should become apparent in future months—even if not as quickly as many would like.

Much of the reason for the Fund’s outperformance relative to both its Lipper group and the S&P 500 is its position in defensive stocks. These include food, consumer staples, and drug stocks, which have gained some appeal through their more stable levels of earnings growth. Once high-flying sectors have tumbled as their ability to sustain and improve earnings has come into serious question.

Disciplined Style is the Key

In this environment, remaining true to our disciplined investing style is essential. We’re very excited, in fact, because after years of growth-driven markets, we are now in a period where value matters. And historically, shifts in growth versus value cycles have lasted for several years.

We’ve positioned this Fund in a way that we believe will allow it to do well regardless of which specific sectors do well. We keep the portfolio broadly diversified; rather than trying to make big bets on individual sectors, we focus on finding stocks in all sectors that have appealing characteristics. Among the factors we look for are attractive valuations, solid earnings sustainability, and potentially positive earnings revisions.

Looking forward, we anticipate that consumer cyclical stocks, including basic materials, chemical, and paper stocks, will be in a position to perform well as the economy begins to move toward recovery. In addition, capital goods stocks, such as Caterpillar and General Electric, could also contribute a favorable performance. Even some tech stocks, such as Hewlett-Packard and Motorola, show promise, as they currently trade at significant discounts to historic levels and offer greater potential for improving earnings than do some of their more speculative counterparts.

Sincerely,

/s/ Bruce P. Hutson

Bruce P. Hutson

Co-Manager, Marshall Equity Income Fund

/s/ David Abitz

David J. Abitz, CFA

Co-Manager, Marshall Equity Income Fund

[PHOTO OF BRUCE P. HUTSON]

[PHOTO OF DAVID ABITZ]

Marshall Equity Income Fund

[Graphic Representation Omitted--See Appendix]

*

The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were (1.05%), 14.80%, and 0.94%, respectively.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Semi-Annual Report—Commentary

Marshall Large-Cap Growth
& Income Fund

The Marshall Large-Cap Growth & Income Fund invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (17.65%) based on net asset value.* Over the same time period, the Standard & Poor’s 500 Index (S&P 500) returned (17.84%) and the Lipper Large-Cap Value Funds Index (LLCVFI) returned (5.20%).** Lipper categorizes the fund as “Large Value” because the technology growth stocks were under-weighted in the fund for a long time. The fund is managed as a large-cap core portfolio with the S&P 500 as its true benchmark.

Technology Out of Favor

The reporting period was marked by a dramatic slowing in corporate earnings, most notably in the technology sector. Investors quickly turned away from these stocks, driving their valuations sharply down. Early in the period, the Fund was underweighted in technology, but underperformed due to the cyclical nature of the companies held. Later in the period, those same names outperformed.

A Barbell Approach

The Fund is currently positioned in most of the important industry sectors within the stock market, and mostly focuses on those companies exhibiting growth characteristics.

We are balancing our technology weighting against more defensive holdings such as health care, financials and consumer staples. In recent months, we have added to our position in selected technology stocks, taking advantage of the values now available in the market due to the corrections some of these stocks have suffered. We are now overweighted in technology relative to the S&P 500, emphasizing those technology companies that offer relatively low degrees of earnings risk and selling at historically low valuations versus the overall market.

On the other end of the barbell, the Fund continues to hold large positions in defensive sectors such as health care, pharmaceuticals, consumer nondurables, and financial services.

Looking Forward

As the economy works its way through this historical slowdown in earnings, it will become more timely to increase exposure to the more economically sensitive areas of the market, although this may take some time.

Sincerely,

/s/ William J. O’Connor

William J. O’Connor, CFA

Manager, Marshall Large-Cap Growth & Income Fund

[PHOTO OF WILLIAM J. O’CONNOR]

Marshall Large-Cap Growth & Income Fund

[Graphic Representation Omitted--See Appendix]

*

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were (22.38%), (12.73%), and (1.55%), respectively.

**

The S&P 500 and the LLCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Semi-Annual Report—Commentary

Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).* The Adviser generally selects companies that exhibit traditional value characteristics, such as low price/earnings ratios, higher-than-average dividend yields, or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 17.64% based on net asset value.** For the same period, the S&P 400 returned (7.95%), while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 1.14%.*

The turnaround in value stocks we discussed in our previous report was magnified in the most recent six-month period. During the past six months, the Fund has benefited as investors have retreated from the troubled technology sector (a sector we have underweighted) and moved more forcefully into more defensive sectors, such as health care, energy, and financial services. These are areas that we had significant positions in, as they were consistent with our value approach to investing.

Why Value Succeeded

During the six-month reporting period, there has in essence been a race between declining interest rates and declining corporate profitability: the Federal Reserve has sought to ease interest rates at a pace sufficient to overcome the impact of slowing economic growth on corporate profitability. Through February, however, earnings were still declining, and in fact appeared to be accelerating downward. The impact of this earnings downturn on technology stocks has been particularly devastating, as these stocks entered the period with quite high valuations.

This Fund outperformed largely because we stayed true to our value discipline; we weren’t lured away by more glamorous Internet and other technology stocks. In fact, we believe this firm dedication to the value style largely drove our strong outperformance of our Lipper group average.

Looking Ahead

Clearly we are in the midst of a challenging investment environment. We do expect, however, that we should begin to see positive effects from the Fed’s interest rate cuts. Investor psychology should begin to shed some of its current gloom, and corporate earnings should begin to pull out from their declines.

In this type of environment, value stocks such as basic materials, capital goods, and financial services have historically tended to perform well, and we maintain sufficient weightings in these areas. In addition, while technology is not generally considered a value sector, we are identifying some tech companies that could be poised for recovery as the economic slowdown winds down, and the economy begins to regain strength.

Consistent with our bottom-up approach to investing, we are not strongly favoring any sector or sectors. And while we anticipate that the Fed’s activity will have a positive impact on the economy in the coming months, we are not attempting to predict the timing or degree of that recovery. Rather, we are dedicated to our disciplined approach for selecting individual stocks, regardless of category, that we believe have strong potential to appreciate over the next few years.

Thank you for your support.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey

Manager, Marshall Mid-Cap Value Fund

[PHOTO OF MATTHEW B. FAHEY AND JOHN C. POTTER]

Marshall Mid-Cap Value Fund

[Graphic Representation Omitted--See Appendix]

*

The S&P 400 and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were 10.89%, 35.55%, and 12.36%, respectively.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Semi-Annual Report—Commentary

Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks with market capitalizations within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).*

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (31.48%) based on net asset value,** compared with (36.09%) for the Lipper Mid-Cap Growth Funds Index (LMCGFI) and (7.95%) for the S&P 400.*

During the six-month reporting period, the market has broadened as investors continue to exit technology and telecommunications holdings. Diminished revenue and earnings visibility for technology shares had investors returning to old economy segments including cyclicals, retailers, and financials. However, in light of the sharp rotation, new market leadership has not emerged. We believe that the best approach to this type of environment is our bottom-up style of investing.

Positioned for a Challenging Environment

The current business and market conditions have led us to take a two-pronged approach. On the one hand, we have sought companies with greater revenue and earnings visibility. Companies in this group range from transaction processors to cable companies. On the other hand, we continue to hold companies with greater growth opportunities and increasingly attractive valuations.

One company that we believe satisfies both criteria is Tetra Tech, Inc. Tetra Tech is an engineering company focused on three distinct markets. The company’s environmental business accounts for nearly half of revenues. This business has produced solid single digit growth with great long range visibility, as much of the work is done for the federal government. The remainder of the business is in the communications and power markets. These markets have provided strong double digit organic growth. Tetra Tech should maintain its trend of greater than 20% revenue and earnings growth for the foreseeable future.

Sincerely,

/s/ Michael D. Groblewski, CFA

Michael D. Groblewski, CFA

Manager, Marshall Mid-Cap Growth Fund

[PHOTO OF MICHAEL GROBLEWSKI]

Marshall Mid-Cap Growth Fund

[Graphic Representation Omitted--See Appendix]

*

The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were (35.42%), (36.81%), and 11.60%, respectively.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Semi-Annual Report—Commentary

Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-capitalization companies* similar in size to those within the Russell 2000 Index (Russell 2000).**

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (30.43%) based on net asset value.*** Over the same period, the Russell 2000 returned (11.17%), and the Lipper Small-Cap Funds Index (LSCFI) returned (22.33%).** The Fund’s performance was in line with that of our Lipper peer group, but its underperformance relative to the Russell 2000 reflects that index’s significantly lower technology weighting.

Consumer Exposure Increased

Prior to October 2000, the Fund was significantly over-weighted towards technology holdings. When we began managing the Fund in October, we began to reduce the fund’s technology exposure, and began replacing those holdings with consumer stocks that are not as sensitive to the decelerating U.S. economy. Consumer stocks now make up about 30% of the portfolio, including approximately 10% of assets in retail stocks. We are favoring selected retail stocks because growth in consumer spending is typically necessary to resume economic growth—and as this spending begins to climb, retailers are the first to benefit. Other consumer areas we’re investing in are leisure-oriented stocks, such as health club operators, video-game producers, and gaming companies.

Energy now represents about 10% of fund assets, a position that reflects an increase from six months ago but is actually down a bit from earlier this calendar year. These stocks have performed relatively well, buoyed by rising commodity prices. As they have become more fully valued, we have trimmed these holdings back to the 10% level. Also representing about 10% of fund assets are financial stocks, which we believe are positioned to benefit from a declining interest-rate environment.

Technology Exposure Reduced, But Still Significant

Although we have greatly reduced the Fund’s weighting in technology, that doesn’t mean we have entirely turned away from the sector. Technology stocks currently account for about 25% of fund assets, down from a high of over 50% during 2000. One change in our stock selection criteria is that we have become increasingly sensitive to valuations of technology stocks. While we continue to invest in market leaders, we are attracted to companies that also offer more downside protection due to strong balance sheets.

We continue to believe that technology stock selection and weighting will play a critical role in the long-term performance of the Fund. We are currently not convinced that technology stocks have bottomed, as inventory issues in key sectors (i.e. semiconductors, telecommunications equipment) have yet to be worked through the system. Once it appears to us that technology inventory issues have or will be resolved, and assuming worldwide demand remains strong, we will move to add to our technology weighting.

Continued Growth Stock Focus

Although we have become more sensitive to valuations in the stocks we’re buying, we remain growth investors. We remain steadfast in our belief that prudent investments in smaller capitalization, growth-oriented stocks will result in strong long-term risk-adjusted returns.

Sincerely,

/s/ Sean McLeod

Sean A. McLeod, CFA

Manager, Marshall Small-Cap Growth Fund

[logo of Sean A. McLead]

Marshall Small-Cap Growth Fund

[Graphic Representation Omitted--See Appendix]

*	Small-cap funds may experience a higher degree of market volatility than larger-cap funds.
**

The Russell 2000 and the LSCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into category indicated.

***

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were (34.44%), (42.57%), and (0.21%), respectively.

†

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Semi-Annual Report—Commentary

Marshall International Stock Fund

The Marshall International Stock Fund invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies that appear to be selling at a discount to their global industry peers.

Fund Performance

For the six months ended February 28, 2001, the fund provided a total return of (19.22%) based on net asset value,** compared with a total return of (14.32%) by the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) and (15.46%) for the Lipper International Funds Index (LIFI).*** This poor absolute performance was seen around the globe in equity markets from Japan to North America. The main factors driving equities down during this period were expectations of weak corporate profits and a contraction in the valuation multiples assigned to large-cap stocks. Both of these factors played a role in the underperformance of the fund.

Technology Stocks Remain Out of Favor

Similar to the last reporting period, volatility dominated the markets as investors questioned the earnings ability of corporations while at the same time looked for signs that the economy was stabilizing. During this reporting period, the Fund was underweighted in the technology, media, and telecommunications (TMT) sectors. The business fundamentals within each group continued to deteriorate as issues of overcapacity and lower profitability remained in the market. While the valuation multiples within the TMT sectors have come down substantially, we are not yet convinced that those stocks are cheap enough to be good long-term buys.

Unfortunately, the Fund did not benefit from its overweight positions in financials, consumer staples, and industrials. These sectors were also hurt as the market began to question their profit expectations as well. While these sectors have a more defensive nature, no sector was spared from the significant reduction in valuation multiples of large-cap multi-national corporations. We continue to believe that a more defensive position for the portfolio is appropriate during these times of corporate profit warnings, falling consumer confidence and poor economic conditions.

Pockets of Opportunity

Areas where we are finding new opportunities include stocks within the consumer discretionary and health care sectors. We have identified several leisure and hotel stocks that are market leading, highly profitable, well-managed organizations that are trading at attractive valuations relative to their global peers. At the same time we are taking advantage of the decline in some pharmaceutical stocks that have excellent growth prospects, thus increasing our weighting in this sector.

While the duration and magnitude of the global economic slowdown are uncertain, we continue to focus our efforts on identifying high-quality companies with sustainable competitive advantages that are attractively valued relative to their global industry peers.

Sincerely,

/s/ Daniel R. Jaworski, CFA

Daniel R. Jaworski, CFA

Manager, Marshall International Stock Fund

[Photo of Daniel R. Jaworski]

Marshall International Stock Fund

[Graphic Representation Omitted--See Appendix]

*	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were (23.88%), (33.48%), and 2.88%, respectively.

***

The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

†

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††	These amounts included cash equivalents of 13.1% and 1.8%, respectively.

Semi-Annual Report—Commentary

Marshall Government Income Fund

The Marshall Government Income Fund invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 5.95% based on net asset value,* compared with a return of 6.68% for the Lipper U.S. Mortgage Funds Index (LUSMI) and a 7.19% return by the Lehman Brothers Mortgage-Backed Securities Index (LMI).**

Interest Rates Moving Down

Although the Fed’s move to lower short-term rates did not come until early 2001, interest rates across the yield curve actually moved lower in late 2000, anticipating the Fed’s moves.

The reason for the downward drift in interest rates—and the Fed’s actions this year—was the perception of a dramatic slowdown in the economy, coming off an extended period of very high growth. Manufacturing has slowed dramatically, and the major stock indices saw their levels decline significantly. Consumer confidence similarly dropped, slowing spending. Inflation has remained tame, allowing the Fed to cut rates with little fear of sparking a significant hike in consumer prices.

We had not fully anticipated how quickly interest rates would drop, and therefore we had adopted a shorter-duration stance. This cautious approach was positive from an income standpoint, as our shorter securities paid attractive yields, but limited our exposure to capital appreciation opportunities on the long end of the yield curve as rates fell.

Mortgage-Backed Dynamics

Declining interest rates can spark prepayment concerns for mortgage-backed bonds, as borrowers seek to refinance at lower rates. While the possibility of prepayments is a risk, we believe it’s important to remember that mortgage rates aren’t tightly tied to the Fed Funds rate. Even if the Fed continues to cut the Fed Funds rate, as seems likely, mortgage rates, which bear greater relation to yields on 10-year Treasuries, are not likely to decline to as great a degree.

We are adding to the Fund’s holdings in mortgage pass-throughs, using them to replace agency debentures and Treasuries. We believe these bonds can help us to achieve a higher degree of income. We believe that a further decline in interest rates and increasing prepayments have already been priced into these bonds, giving them attractive yields now and the potential for capital appreciation relative to Treasuries down the road.

Sincerely,

/s/ Joseph M. Cullen, CFA

Joseph M. Cullen, CFA

Manager, Marshall Government Income Fund

[Photo of Joseph M. Cullen]

Marshall Government Income Fund

[Graphic Representation Omitted--See Appendix]

*

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were 0.90%, 5.82%, and 2.87%, respectively.

**

The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report—Commentary

Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and United States government securities. The Adviser’s strategy to pursue total return is to adjust the Fund’s weightings in these sectors as it deems appropriate, using macroeconomic, credit, and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 5.45% based on net asset value,* compared with a return of 6.34% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) and a 7.36% return by Lehman Brothers Intermediate Government/Credit Bond Index (LGCI).** Bond returns were strong as interest rates fell in response to a slowing economy.

The slowdown that has hit the U.S. economy was followed by severe stock market volatility, and in time led the Fed to cut interest rates early in 2001. A factor weighing on economic growth is an inventory build-up, the result of overly optimistic growth forecasts. Although this has certainly had an impact on the manufacturing sector, we are not sure that this is as gloomy for the overall economy as some may believe. The U.S. has evolved into more of a service economy—and thus far service sectors have not been hit as hard by the slowdown.

Focus on Quality and Diversification

That said, there is still the risk that the economy will continue to slow, and in the meantime the stock market volatility creates a difficult environment for corporate bonds. Despite a rally in January, spreads between corporate bonds and Treasuries have remained wide. We continue to emphasize credit quality, and when we can, we’re selling lower-rated bonds and replacing them with higher-quality issues. Given the economic climate, it’s possible we could see a greater rate of default on corporate debt, so it behooves investors at this time to pay extra attention to credit analysis. We do believe that high-quality, carefully researched corporates offer attractive prospects for total return going forward. We are therefore adding to our high-quality corporate exposure, leaning toward shorter-duration issues.

We’re also seeking to manage risk by increasing the Fund’s level of diversification. We have added mortgage-backed bonds to the portfolio. In the face of declining interest rates, fears of pre-payment (the result of borrowers refinancing their mortgages) have cheapened the valuation of these bonds. We think the markets have more than priced in potential pre-payments and think these bonds are attractive.

Although we don’t expect to see the rates of growth seen in recent years, that doesn’t mean that the economy is certain to spiral downward. After the current situation shakes itself out, we anticipate seeing growth proceed at a slower, steadier rate. Even with the recent slowing, the overall level of economic activity remains relatively high.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman, CFA

Manager, Marshall Intermediate Bond Fund

[Photo of Mark D. Pittman]

Marshall Intermediate Bond Fund

[Graphic Representation Omitted--See Appendix]

*

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year and since inception were 0.41%, 4.55%, and 2.92%, respectively.

**

The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report—Commentary

Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance

For the period from the fund’s inception on October 31, 2000 through February 28, 2001, the Fund provided a total return of 4.19% based on net asset value,* versus a 4.15% return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) and a 4.24% return for the Merrill Lynch 1-3 Year U.S. Government/ Corporate Index (ML13).**

Over the reporting period, the pace of U.S. economic growth slowed, with deep repercussions on Wall Street as stock-market volatility re-ignited. In January, the Federal Reserve lowered interest rates in an effort to support economic growth, though benefits from these moves were not immediately felt. It’s our belief that more than the slowing economy was responsible for the market’s decline; the excessive valuations that many stocks in certain sectors had experienced in recent years made them highly vulnerable to a correction.

Despite recent difficulties, we don’t see all gloom and doom ahead for the U.S. economy. While the manufacturing sector has suffered, the service industries that make up a great deal of the U.S. economy have not been so hard hit.

Corporate Bonds Feel the Impact

The uncertain environment for U.S. stocks has a direct, negative effect on the corporate bond market. Although corporates (especially lower-quality bonds, which we generally avoid) enjoyed a brief rally in January, for the most part the spread between corporate yields and Treasury yields has remained wide. We are heightening our focus on credit quality, seeking to replace lower-rated issues in the portfolio with higher-quality debt. We believe this is a prudent move, as even a brief economic slump can increase the rate of corporate default. Despite this element of caution, we believe that high-quality corporate bonds offer very attractive potential. Credit analysis is key in our selection process, and we are leaning toward the shorter end of the duration spectrum.† This emphasis on higher-quality issues benefited performance over the period.

Another way we’re managing over the somewhat challenging terrain is to increase the Fund’s level of diversification, both in terms of number and type of issues. Mortgage-backed issues are taking a significant place in the portfolio for the first time in awhile. We believe these bonds offer attractive values; their valuations have been pushed down by investors concerned that declining interest rates will lead to a greater rate of pre-payment on these issues.

It’s not very likely that the economy will return to the heady rates of growth it experienced in recent years, but that hardly means it is destined for disaster. When the dust settles, we anticipate that the economy will return to a slower, steadier—and perhaps more sustainable—rate. We are encouraged by the fact that, despite recent setbacks, economic activity remains at a reasonably high level.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman, CFA

Manager, Marshall Short-Term Income Fund

[Photo of Mark D. Pittman]

Marshall Short-Term Income Fund

[Graphic Representation Omitted--See Appendix]

*

Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) since inception was 2.10%.

**

The LSTIBI, and ML13 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LSTIBI and ML13 have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report—Commentary

Marshall Money Market Fund

The Marshall Money Market Fund invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 2.95%.** This compares with a return of 2.91% for the Money Fund Report Averages™ and 2.93% for the Lipper Money Market Funds Index.*** As of February 28, 2001, the Fund’s 7-day net yield was 5.27%.†

Fed Moves Rates Downward

With the Fed beginning to move the Fed Funds rate down in January, money market rates have necessarily dropped accordingly. The question that remains in the marketplace is how much further the Fed will have to ease rates in order to spark some economic growth. Whereas many observers earlier believed that cutting the Fed Funds rate to 5.0% would be sufficient, there is now growing consensus that a cut to as low as 4.0% may ultimately be necessary.

It won’t be certain how far the Fed will need to cut rates until there is a clearer picture of just how much the economy has slowed. Once we had a wealth effect, with consumer spending spurred by the significant growth individuals were enjoying in their stock portfolios. Now that those same people are seeing their equity holdings lose value, it remains to be seen to what degree they will change their spending habits. Another drag on the economy is the electric power crisis in the state of California; when problems hit such a large contributor to the U.S. economy, it’s almost inevitable that the repercussions will be felt throughout the economy as a whole.

Some Signs are Positive

Despite widespread economic concerns, some indicators have been more positive than expected. For example, February auto and home sales exceeded forecasts. So it remains possible that the Fed will not need to make drastic rate cuts to stimulate the economy, particularly if tax cuts are put in place.

In this evolving environment, money market funds have proven a popular alternative with many investors. Many money market funds—including this one—are experiencing significant asset growth.

We are selectively adding longer fixed-rate paper to the portfolio as the Fed eases rates, allowing us to maintain a higher yield. We are, however, seeking to keep the fund’s maturity near the industry average of about 40 days. Supply of money market securities has been somewhat constrained, as issuers delay issuing new paper in anticipation of Fed rate cuts (which would reduce the yield they must pay on their securities). This tight supply situation is exacerbated by the strong investor demand for money market investments. We are still purchasing floating-rate notes as they become available. These notes still make up the bulk of the portfolio, at about 36% of assets. Funding agreements and master notes, which are similar to floaters, make up another 23% of the portfolio.

We anticipate that the environment over the next several months will be about the same as it is now, with tight money market supply as issuers await further Fed rate cuts. The state of the economy and, to a lesser degree, the equity markets, will determine when the Fed will act and to what extent.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus, CFA

Manager, Marshall Money Market Fund

[PHOTO OF RICHARD M. ROKUS]

[Graphic Representation Omitted--See Appendix]

*

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

**	Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund’s current earnings.
***

Money Fund Report™, a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication, reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper as falling into the category indicated.

†

The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

February 28, 2001 (unaudited)

Portfolio of Investments

Equity Income Fund

Shares	Description	Value

	Common Stocks — 98.8%
	Basic Materials — 3.5%
	Building Materials — 0.8%
60,000	(1)Georgia-Pacific Corp.	$1,800,600
36,000	Masco Corp.	841,320
19,000	Vulcan Materials Co.	804,270

	Total	3,446,190
	Chemicals — 1.2%
45,108	Dow Chemical Co.	1,479,994
82,000	Du Pont (E.I.) de Nemours & Co.	3,582,580

	Total	5,062,574
	Gas Distribution — 0.4%
40,000	Praxair, Inc.	1,784,000
	Metals — 0.7%
77,740	Alcoa, Inc.	2,779,982
	Paper & Related Products — 0.4%
57,000	Boise Cascade Corp.	1,828,560

	Total Basic Materials	14,901,306
	Capital Goods — 11.4%
	Aerospace & Defense — 1.9%
12,000	General Dynamics Corp.	818,160
32,000	Northrop Grumman Corp.	3,006,400
44,000	Rockwell International Corp.	2,022,240
32,000	United Technologies Corp.	2,493,120

	Total	8,339,920
	Automotive & Related — 0.4%
25,000	(1)Eaton Corp.	1,778,750
	Electrical Equipment — 4.9%
20,000	Emerson Electric Co.	1,338,000
420,500	General Electric Co.	19,553,250

	Total	20,891,250
	Manufacturing — 3.8%
56,500	Caterpillar, Inc.	2,350,400
26,000	Dover Corp.	997,360
99,500	Honeywell International, Inc.	4,647,645
18,000	Illinois Tool Works, Inc.	1,089,900
28,000	Ingersoll-Rand Co.	1,213,800
41,500	Minnesota Mining & Manufacturing Co.	4,679,125
30,500	Parker-Hannifin Corp.	1,312,415

	Total	16,290,645
	Office Equipment — 0.4%
43,500	Pitney Bowes, Inc.	1,481,175

	Total Capital Goods	48,781,740
	Communications Services — 8.6%
	Telecommunications — 8.6%
326,000	AT&T Corp.	7,498,000
28,000	Alltel Corp.	1,503,600
129,000	BellSouth Corp.	5,412,840
244,932	SBC Communications, Inc.	11,683,256
102,500	Sprint Corp.	2,291,900
176,190	Verizon Communications, Inc.	8,721,405

	Total Communications Services	37,111,001
	Consumer Cyclicals — 4.7%
	Automotive & Related — 1.4%
137,454	Ford Motor Co.	3,822,596
43,000	General Motors Corp.	2,292,760

	Total	6,115,356

Shares	Description	Value

	Common Stocks (continued)
	Consumer Cyclicals (continued)
	Leisure & Recreation — 0.5%
60,000	Carnival Corp.	$2,000,400
	Manufacturing — 0.8%
65,500	Cooper Tire & Rubber Co.	875,080
30,000	Nike, Inc., Class B	1,171,500
25,000	Whirlpool Corp.	1,321,750

	Total	3,368,330
	Media — 0.2%
25,000	New York Times Co., Class A	1,105,000
	Publishing — 0.8%
30,000	Knight-Ridder, Inc.	1,792,500
43,000	Tribune Co.	1,745,800

	Total	3,538,300
	Retail — 1.0%
36,200	May Department Stores Co.	1,433,158
68,500	Sears, Roebuck & Co.	2,811,925

	Total	4,245,083

	Total Consumer Cyclicals	20,372,469
	Consumer Staples — 13.0%
	Beverages & Foods — 6.9%
75,000	Anheuser-Busch Cos., Inc.	3,277,500
174,000	Coca-Cola Co.	9,227,220
58,000	ConAgra, Inc.	1,141,440
20,500	General Mills, Inc.	919,425
53,000	Heinz (H.J.) Co.	2,256,740
20,000	(1)Hershey Foods Corp.	1,281,800
90,000	PepsiCo, Inc.	4,147,200
20,000	Quaker Oats Co.	1,950,400
144,000	Super Value Stores, Inc.	2,020,320
59,500	Unilever N.V., ADR	3,326,050

	Total	29,548,095
	Household Products/Wares — 2.5%
47,000	Clorox Co.	1,690,120
61,000	Fortune Brands, Inc.	2,060,580
99,000	Procter & Gamble Co.	6,979,500

	Total	10,730,200
	Paper & Related Products — 0.7%
41,500	Kimberly-Clark Corp.	2,967,250
	Personal Care — 1.0%
33,200	Colgate-Palmolive Co.	1,960,460
75,500	Gillette Co.	2,454,505

	Total	4,414,965
	Tobacco — 1.9%
171,500	Philip Morris Cos., Inc.	8,262,870

	Total Consumer Staples	55,923,380
	Energy — 11.0%
	Domestic & International Oil — 9.6%
45,000	(1)Chevron Corp.	3,854,700
237,276	Exxon Mobil Corp.	19,231,220
100,000	(1)Occidental Petroleum Corp.	2,399,000
171,100	Royal Dutch Petroleum Co., ADR	9,980,263
48,200	Texaco, Inc.	3,089,620
104,200	USX—Marathon Group	2,878,004

	Total	41,432,807
	Energy Services — 1.4%
29,500	Halliburton Co.	1,174,690
38,000	Phillips Petroleum Co.	2,025,780
44,000	Schlumberger Ltd.	2,805,000

	Total	6,005,470

	Total Energy	47,438,277

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Equity Income Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Financials — 25.1%
	Banks — 11.3%
156,500	Bank of America Corp.	$7,817,175
48,300	Bank of New York Co., Inc.	2,500,974
102,500	Bank One Corp.	3,615,175
26,000	Comerica, Inc.	1,654,900
46,000	(1)Fifth Third Bancorp	2,475,375
130,000	First Union Corp.	4,208,100
65,620	Fleet Boston Financial Corp.	2,706,825
171,150	J.P. Morgan & Co., Inc.	7,985,859
36,000	Mellon Financial Corp.	1,667,160
46,000	National City Corp.	1,251,200
50,000	Summit Bancorp	2,100,000
30,000	SunTrust Banks, Inc.	1,971,900
39,600	Washington Mutual, Inc.	2,034,252
136,000	Wells Fargo Co.	6,751,040

	Total	48,739,935
	Broker/Dealers — 0.5%
42,000	Bear Stearns Cos., Inc.	2,191,560
	Financial Services — 5.8%
70,500	Fannie Mae	5,618,850
49,500	Federal Home Loan Mortgage Corp.	3,259,575
23,500	Marsh & McLennan Cos., Inc.	2,514,500
51,000	Merrill Lynch & Co., Inc.	3,054,900
101,000	Morgan Stanley, Dean Witter & Co.	6,578,130
49,500	T. Rowe Price Group, Inc.	1,766,531
75,900	U.S. Bancorp	1,760,880

	Total	24,553,366
	Insurance — 7.2%
75,000	Allstate Corp.	2,989,500
30,000	American General Corp.	2,287,200
13,500	Chubb Corp.	968,625
378,538	Citigroup, Inc.	18,616,499
22,300	Hartford Financial Services Group, Inc.	1,423,855
39,500	Lincoln National Corp.	1,732,865
12,500	Loews Corp.	1,358,375
57,000	MetLife, Inc.	1,758,450

	Total	31,135,369
	Personal Credit — 0.3%
23,000	Household International, Inc.	1,332,160

	Total Financials	107,952,390
	Health Care — 12.8%
	Medical Supplies — 0.3%
31,000	Bard (C.R.), Inc.	1,375,470
	Pharmaceuticals & Health Care — 12.5%
111,500	Abbott Laboratories	5,462,385
75,200	American Home Products Corp.	4,645,104
38,500	Bausch & Lomb, Inc.	2,068,220
33,000	Baxter International, Inc.	3,038,970
141,600	Bristol-Myers Squibb Co.	8,978,856
97,500	Johnson & Johnson	9,489,675
80,000	Lilly (Eli) & Co.	6,356,800
169,200	Merck & Co., Inc.	13,569,840

	Total	53,609,850

	Total Health Care	54,985,320

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology — 3.5%
	Computer Services — 0.8%
56,000	Electronic Data Systems Corp.	$3,574,480
	Computers — 1.1%
165,000	Hewlett-Packard Co.	4,760,250
	Electronics — 0.5%
58,500	Grainger (W.W.), Inc.	2,048,085
	Photography — 0.2%
19,000	Eastman Kodak Co.	855,000
	Telecommunications — 0.9%
256,000	Motorola, Inc.	3,883,520

	Total Technology	15,121,335
	Transportation — 0.9%
	Railroad — 0.7%
56,000	Burlington Northern Santa Fe	1,680,560
20,000	Union Pacific Corp.	1,098,800

	Total	2,779,360
	Trucking — 0.2%
47,500	Ryder Systems, Inc.	974,700

	Total Transportation	3,754,060
	Utilities — 4.3%
	Electric — 3.6%
75,000	CMS Energy Corp.	2,216,250
88,200	Duke Energy Corp.	3,594,150
37,500	FPL Group, Inc.	2,439,375
33,000	GPU, Inc.	1,022,670
72,000	Reliant Energy, Inc.	3,024,720
48,000	Southern Co.	1,485,600
42,000	TXU Corp.	1,732,080

	Total	15,514,845
	Gas Distribution — 0.7%
26,500	(1)El Paso Corp	1,862,950
22,000	Williams Cos., Inc. (The)	917,400

	Total	2,780,350

	Total Utilities	18,295,195

	Total Common Stocks (identified cost $339,348,911)	424,636,473
	(2)U.S. Treasury Bills — 0.8%
$3,000,000	3/22/2001	2,991,815
400,000	6/14/2001	394,672

	Total U.S. Treasury Bills (identified cost $3,386,005)	3,386,487

	Total Investments in Securities (identified cost $342,734,916)	428,022,960
	(3)Repurchase Agreement — 0.3%
1,245,365	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	1,245,365

	Total Investments (identified cost $343,980,281)	$429,268,325

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Large-Cap Growth & Income Fund

Shares	Description	Value

	Common Stocks — 92.8%
	Capital Goods — 9.4%
	Aerospace & Defense — 2.0%
135,200	Boeing Co.	$8,409,440
	Diversified Operations — 1.5%
103,600	(1)Vivendi Universal SA, ADR	6,547,520
	Electrical Equipment — 5.9%
354,000	General Electric Co.	16,461,000
157,600	Tyco International Ltd.	8,612,840

	Total	25,073,840

	Total Capital Goods	40,030,800
	Communication Services — 3.7%
	Telecommunications — 3.7%
60,000	BellSouth Corp.	2,517,600
125,000	(4)Qwest Communications International, Inc.	4,621,250
148,360	SBC Communications, Inc.	7,076,772
100,000	(4)XO Communications, Inc., Class A	1,487,500

	Total Communication Services	15,703,122
	Consumer Cyclicals — 7.2%
	Internet Services — 0.3%
150,000	(1)(4)Amazon.com, Inc.	1,528,125
	Retail — 6.9%
100,000	Home Depot, Inc.	4,250,000
119,000	(4)Kohl’s Corp.	7,843,290
100,000	(1)Lowe’s Cos., Inc.	5,588,000
100,000	RadioShack Corp.	4,280,000
143,300	Wal-Mart Stores, Inc.	7,177,897

	Total	29,139,187

	Total Consumer Cyclicals	30,667,312
	Consumer Staples — 12.2%
	Beverages & Foods — 2.8%
109,364	Coca-Cola Co.	5,799,573
134,200	PepsiCo, Inc.	6,183,936

	Total	11,983,509
	Entertainment — 3.0%
216,450	(4)AOL Time Warner, Inc.	9,530,293
102,106	Disney (Walt) Co.	3,160,181

	Total	12,690,474
	Retail — 4.2%
115,400	(4)Safeway, Inc.	6,267,374
258,100	Walgreen Co.	11,438,992

	Total	17,706,366
	Tobacco — 2.2%
197,100	Philip Morris Cos., Inc.	9,496,278

	Total Consumer Staples	51,876,627
	Energy — 5.8%
	Domestic & International Oil — 5.8%
114,896	Exxon Mobil Corp.	9,312,321
114,400	Royal Dutch Petroleum Co., ADR	6,672,952
130,700	Texaco, Inc.	8,377,870

	Total Energy	24,363,143
	Financials — 15.3%
	Banks — 2.0%
163,200	Bank of New York Co., Inc.	8,450,496

Shares	Description	Value

	Common Stocks (continued)
	Financials (continued)
	Financial Services — 6.5%
111,000	American Express Co.	$4,870,680
153,333	Citigroup, Inc.	7,540,917
152,300	Federal Home Loan Mortgage Corp.	10,028,955
75,000	Morgan Stanley Dean Witter & Co.	4,884,750

	Total	27,325,302
	Insurance — 6.8%
136,434	American International Group, Inc.	11,160,301
129,900	MGIC Investment Corp.	7,527,705
101,700	Progressive Corp., OH	10,068,300

	Total	28,756,306

	Total Financials	64,532,104
	Health Care — 15.6%
	Medical Supplies — 1.5%
125,000	Guidant Corp.	6,371,250
	Pharmaceuticals & Health Care — 14.1%
147,300	Abbott Laboratories	7,216,227
72,940	American Home Products Corp.	4,505,504
239,000	HCA—The Healthcare Corp.	9,464,400
50,000	(4)Immunex Corp.	1,628,125
77,420	Johnson & Johnson	7,535,289
73,900	(4)MedImmune, Inc.	3,228,506
115,200	Merck & Co., Inc.	9,239,040
177,500	Pfizer, Inc.	7,987,500
200,400	Schering Plough Corp.	8,066,100
30,000	(4)Serono SA, ADR	609,600

	Total	59,480,291

	Total Health Care	65,851,541
	Technology — 23.6%
	Automotive & Related — 1.1%
200,000	General Motors Corp., Class H	4,534,000
	Computers — 4.0%
200,000	(1)Compaq Computer Corp.	4,040,000
92,600	Hewlett-Packard Co.	2,671,510
82,500	International Business Machines Corp.	8,241,750
99,800	(4)Sun Microsystems, Inc.	1,983,525

	Total	16,936,785
	Computer Services — 8.8%
175,000	(4)BMC Software, Inc.	5,271,875
185,000	(4)Cisco Systems, Inc.	4,382,187
50,000	(4)EMC Corp.	1,988,000
100,000	Electronic Data Systems Corp.	6,383,000
201,900	(4)Microsoft Corp.	11,912,100
100,000	(4)Oracle Corp.	1,900,000
95,000	(1)SAP A.G., ADR	3,675,550
25,000	(4)Veritas Software Corp.	1,623,437

	Total	37,136,149
	Communications — 1.3%
1,840	(4)McDATA Corp., Class A	32,890
100,000	(4)QUALCOMM, Inc.	5,481,250

	Total	5,514,140

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth & Income Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Electronics — 6.3.%
112,400	(4)Applied Materials, Inc.	$4,748,900
186,000	Intel Corp.	5,312,625
238,600	Micron Technology, Inc.	8,164,892
150,000	(4)National Semiconductor Corp.	3,063,000
197,100	(1)(4)Solectron Corp.	5,370,975

	Total	26,660,392
	Telecommunications — 2.1%
200,000	Lucent Technologies, Inc.	2,318,000
188,900	Motorola, Inc.	2,865,613
50,000	(4)Tellabs, Inc.	2,178,125
93,150	(4)WorldCom, Inc.	1,548,619

	Total	8,910,357

	Total Technology	99,691,823

	Total Common Stocks (identified cost $282,397,449)	392,716,472
	(2)U.S. Treasury Bill — 0.1%
$600,000	6/14/2001 (identified cost $591,285)	592,008

	Total Investments in Securities (identified cost $282,988,734)	393,308,480
	(3)Repurchase Agreement — 7.2%
30,420,378	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	30,420,378

	Total Investments (identified cost $313,409,112)	$423,728,858

Mid-Cap Value Fund

Shares	Description	Value

	Common Stocks — 85.9%
	Basic Materials — 7.3%
	Building Materials — 1.4%
40,500	Martin Marietta Materials, Inc.	$1,860,975
	Chemical — 1.3%
40,000	Sigma-Aldrich Corp.	1,740,000
	Metals — 1.7%
50,000	(1)Nucor Corp.	2,210,000
	Papers & Related Products — 2.9%
34,600	Bowater, Inc.	1,741,418
140,000	(4)Packaging Corp. of America	2,030,000

	Total	3,771,418

	Total Basic Materials	9,582,393
	Capital Goods — 9.8%
	Aerospace & Defense — 1.4%
20,000	Northrop Grumman Corp.	1,879,000
	Automotive — 1.5%
30,000	Johnson Controls, Inc.	1,994,400
	Computer Services — 1.5%
61,400	Brady Corp., Class A	1,983,220
	Electrical Equipment — 1.7%
80,000	Hubbell, Inc., Class B	2,236,000

Shares	Description	Value

	Common Stocks (continued)
	Capital Goods (continued)
	Manufacturing — 1.7%
22,500	SPX Corp.	$2,182,500
	Services — 2.0%
100,000	(4)American Power Conversion Corp.	1,218,750
85,000	(4)Republic Services, Inc.	1,414,400

	Total	2,633,150

	Total Capital Goods	12,908,270
	Communication Services — 3.4%
	Telecommunications — 3.4%
40,000	ALLTEL Corp.	2,148,000
25,000	Telephone and Data System, Inc.	2,336,250

	Total Communication Services	4,484,250
	Consumer Cyclicals — 16.6%
	Automotive — 2.5%
45,000	(4)Lear Corp.	1,442,700
65,000	(4)Snap-on, Inc.	1,839,500

	Total	3,282,200
	Manufacturing — 2.2%
170,000	Mattel, Inc.	2,883,200
	Paper & Related Products — 1.8%
155,400	(4)Consolidated Stores Corp.	2,410,254
	Retail — 5.4%
80,000	(1)(4)Lands’ End, Inc.	1,857,600
40,000	(4)Payless ShoeSource, Inc.	3,055,200
100,000	Ross Stores, Inc.	2,100,000

	Total	7,012,800
	Services — 4.7%
60,000	H&R Block, Inc.	2,958,000
100,000	Viad Corp.	2,439,000
40,000	(4)Watson Wyatt & Company Holdings	798,000

	Total	6,195,000

	Total Consumer Cyclicals	21,783,454
	Consumer Staples — 10.1%
	Beverages & Foods — 4.7%
75,000	(4)Kroger Co., Inc.	1,818,000
131,200	(4)Ralcorp Holdings, Inc.	2,348,480
140,000	SUPERVALU, Inc.	1,964,200

	Total	6,130,680
	Household Products/Wares — 2.0%
100,000	Newell Rubbermaid, Inc.	2,631,000
	Services — 3.4%
75,000	Manpower, Inc.	2,552,250
209,500	(4)Spherion Corp.	1,937,875

	Total	4,490,125

	Total Consumer Staples	13,251,805
	Energy — 6.6%
	Domestic & International Oil — 3.2%
25,000	(1)Apache Corp.	1,467,500
51,000	(4)Rowan Cos., Inc.	1,456,050
43,320	USX—Marathon Group	1,196,498

	Total	4,120,048
	Oil & Gas Products — 3.4%
15,000	Murphy Oil Corp.	944,550
38,000	Noble Affiliates, Inc.	1,685,300
40,000	(1)(4)Noble Drilling Corp.	1,862,000

	Total	4,491,850

	Total Energy	8,611,898

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Mid-Cap Value Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Financials — 8.5%
	Banks — 3.1%
61,500	Associated Banc Corp.	$2,140,969
70,000	Golden State Bancorp, Inc.	1,918,000

	Total	4,058,969
	Insurance — 4.3%
58,000	ACE Ltd.	2,122,800
30,000	Jefferson-Pilot Corp.	2,025,300
26,000	MGIC Investment Corp.	1,506,700

	Total	5,654,800
	Services — 1.1%
25,000	(4)KPMG Consulting, Inc.	576,563
35,000	W. P. Stewart & Co., Ltd.	866,950

	Total	1,443,513

	Total Financials	11,157,282
	Health Care — 8.3%
	Pharmaceuticals & Health Care — 8.3%
55,000	Dentsply International, Inc.	2,069,375
30,000	IMS Health, Inc.	807,000
90,000	(4)Manor Care, Inc.	2,195,100
97,600	(4)Quorum Health Group, Inc.	1,628,700
110,000	(4)Renal Care Group, Inc.	2,908,125
27,400	(1)(4)Tenet Healthcare Corp.	1,263,962

	Total Health Care	10,872,262
	Technology — 13.3%
	Computer Services — 7.4%
20,000	(4)Affiliated Computer Services, Inc., Class A	1,257,800
106,000	(4)American Management System, Inc.	2,345,250
85,000	(4)BMC Software, Inc.	2,560,625
70,000	(4)Global Payments, Inc.	1,330,000
145,000	(4)Keane, Inc.	2,177,900

	Total	9,671,575
	Electronics — 0.6%
27,000	AVX Corp.	480,870
15,000	(1)Avnet, Inc.	367,500

	Total	848,370
	Paper & Related Products — 2.3%
125,000	(4)Electronics for Imaging, Inc.	3,054,687
	Services — 1.5%
432,600	IKON Office Solutions, Inc.	1,938,048
	Telecommunications — 1.5%
95,000	(4)CommScope, Inc.	1,914,250

	Total Technology	17,426,930
	Transportation — 2.0%
	Rail Road — 2.0%
80,000	CSX Corp.	2,675,200

	Total Common Stocks (identified cost $90,388,144)	112,753,744
	(2)U.S. Treasury Bill — 0.2%
$250,000	6/14/2001 (identified cost $246,369)	246,670

	Total Investments in Securities (identified cost $90,634,513)	113,000,414

Principal Amount	Description	Value

	(3)Repurchase Agreement — 12.7%
$16,651,941	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	$16,651,941

	Total Investments (identified cost $107,286,454)	$129,652,355

Mid-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 88.1%
	Capital Goods — 2.8%
	Electrical Equipment — 2.8%
160,000	(4)Flextronics International Ltd.	$4,240,000
100,000	(4)Jabil Circuit, Inc.	2,248,000
96,250	(1)Molex, Inc.	3,495,078

	Total Capital Goods	9,983,078
	Communications Services — 1.0%
	Telephone — 1.0%
180,000	(4)Allegiance Telecom, Inc.	3,645,000
	Consumer Cyclicals — 12.4%
	Data Processing — 1.1%
150,000	IMS Health, Inc.	4,035,000
	Leisure & Recreation — 2.9%
60,000	(4)Bally Total Fitness Holding Corp.	1,890,000
200,000	Harley Davidson, Inc.	8,670,000

	Total	10,560,000
	Retail — 6.0%
150,000	(4)BJ’s Wholesale Club, Inc.	6,826,500
240,000	(4)Bed Bath & Beyond, Inc.	5,910,000
204,500	Callaway Golf Co.	4,918,225
60,000	(4)Kohl’s Corp.	3,954,600

	Total	21,609,325
	Services — 2.4%
67,000	(4)DiamondCluster International, Inc., Class A	1,411,188
410,000	(4)Tetra Tech, Inc.	7,098,125

	Total	8,509,313

	Total Consumer Cyclicals	44,713,638
	Consumer Staples — 10.3%
	Broadcasting — 10.0%
365,000	(1)(4)Adelphia Communications Corp., Class A	14,485,937
270,000	(4)Cox Radio, Inc., Class A	5,942,700
165,000	(4)Hispanic Broadcasting Corp.	3,712,500
365,000	(4)USA Networks, Inc.	8,600,312
160,000	(4)Westwood One, Inc.	3,446,400

	Total	36,187,849
	Services — 0.3%
58,000	(4)Steiner Leisure Ltd.	1,047,625

	Total Consumer Staples	37,235,474
	Energy — 13.6%
	Domestic International Oil — 2.3%
200,000	(4)Marine Drilling Cos., Inc.	5,830,000
100,000	(4)Pride International, Inc.	2,480,000

	Total	8,310,000
	Oil & Gas Products — 7.9%
140,000	Devon Energy Corp.	7,980,000
150,000	(1)EOG Resources, Inc.	6,540,000
125,000	(4)Nabors Industries, Inc.	7,087,500

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Oil & Gas Products (continued)
150,000	Noble Affiliates, Inc.	$6,652,500

	Total	28,260,000
	Oil Services — 3.4%
250,000	(4)Rowan Companies, Inc.	7,137,500
140,000	Valero Energy Corp.	5,131,000

	Total	12,268,500

	Total Energy	48,838,500
	Financials — 13.5%
	Banks — 1.6%
80,000	Northern Trust Corp.	5,690,000
	Insurance — 10.0%
170,000	(1)Ambac Financial Group, Inc.	9,588,000
102,500	Everest Re Group Ltd.	6,483,125
125,000	MGIC Investment Corp.	7,243,750
100,000	PMI Group, Inc.	5,601,000
135,000	PartnerRe Ltd.	7,129,350

	Total	36,045,225
	Short-Term Business Credit — 1.9%
200,000	Heller Financial, Inc.	6,762,000

	Total Financials	48,497,225
	Health Care — 9.0%
	Medical Supplies — 1.2%
102,500	(1)(4)Aviron	4,298,594
	Pharmaceuticals & Health Care — 7.8%
70,000	(4)Adolor Corp.	1,308,125
60,000	(1)(4)Alexion Pharmaceuticals, Inc.	1,762,500
15,000	(1)(4)Biopure Corp.	283,125
275,000	(4)Health Management Association, Class A	4,757,500
172,500	(4)Intermune Pharmaceuticals, Inc.	4,883,906
160,000	(4)King Pharmaceuticals, Inc.	7,344,000
75,000	(4)Quest Diagnostic, Inc.	7,905,000

	Total	28,244,156

	Total Health Care	32,542,750
	Technology — 23.4%
	Computer Services — 9.2%
120,000	(4)BISYS Group, Inc.	6,495,000
250,000	(4)CSG Systems International, Inc.	9,421,875
160,000	(4)FISERV, Inc.	7,920,000
320,000	(4)SonicWall, Inc.	3,900,000
400,000	(4)Viasystems Group, Inc.	2,368,000
245,000	(4)WatchGuard Technologies, Inc.	2,909,375

	Total	33,014,250
	Internet Services — 0.3%
86,000	(4)Inktomi Corp.	972,875
	Product Security — 2.3%
72,000	(4)Internet Security Systems, Inc.	4,014,000
105,000	(4)Macrovision Corp.	4,206,563

	Total	8,220,563
	Telecommunications — 11.6%
115,000	(4)ADC Telecommunications, Inc.	1,279,375
210,000	(4)American Tower Systems Corp.	6,077,400
300,000	(4)CommScope, Inc.	6,045,000
20,000	(4)Concord EFS, Inc.	925,000

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Telecommunications (continued)
320,000	(4)Crown Castle International Corp.	$8,040,000
240,000	(4)LCC International, Inc., Class A	2,160,000
335,000	Scientific-Atlanta, Inc.	15,711,500
122,000	(4)SeaChange International, Inc.	1,708,000

	Total	41,946,275

	Total Technology	84,153,963
	Utilities — 2.1%
	Electric — 2.1%
120,000	(4)NRG Energy, Inc.	3,324,000
150,000	(1)NiSource, Inc.	4,294,500

	Total Utilities	7,618,500

	Total Common Stocks (identified cost $310,013,663)	317,228,128
	(3)Repurchase Agreement — 12.0%
$43,392,402	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	43,392,402

	Total Investments (identified cost $353,406,065)	$360,620,530

Small-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 92.9%
	Capital Goods — 3.1%
	Electrical Equipment — 3.1%
55,000	(4)Benchmark Electronics, Inc.	$1,534,500
50,000	(4)Flextronics International Ltd.	1,325,000

	Total Capital Goods	2,859,500
	Consumer Cyclicals — 24.0%
	Leisure & Recreation — 14.3%
130,000	(4)Argosy Gaming Corp.	2,886,000
95,000	(4)Bally Total Fitness Holding Corp.	2,992,500
80,000	(4)Borders Group, Inc.	1,268,000
70,000	(1)Dollar General Corp.	1,302,000
35,000	(4)Harrah’s Entertainment, Inc.	1,085,700
175,000	(4)Midway Games, Inc.	1,251,250
100,000	(4)Speedway Motorsports, Inc.	2,355,000

	Total	13,140,450
	Retail — 7.8%
40,000	(4)BJ’s Wholesale Club, Inc.	1,820,400
40,000	(4)Barnes & Noble, Inc.	1,080,000
60,000	(4)Dollar Tree Stores, Inc.	1,668,750
55,000	Family Dollar Stores, Inc.	1,444,300
120,000	(4)K Mart Corp.	1,122,000

	Total	7,135,450
	Services — 1.9%
100,000	(4)Tetra Tech, Inc.	1,731,250

	Total Consumer Cyclicals	22,007,150

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Small-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Consumer Staples — 6.9%
	Broadcasting — 4.7%
150,000	(4)Cumulus Media, Inc., Class A	$750,000
100,000	(1)(4)Pegasus Communications Corp.	2,793,750
80,000	(1)(4)XM Satellite Radio Holdings, Inc., Class A	820,000

	Total	4,363,750
	Services — 2.2%
110,000	(4)Steiner Leisure Ltd.	1,986,875

	Total Consumer Staples	6,350,625
	Energy — 9.9%
	Domestic & International Oil — 6.5%
65,000	(4)Cal Dive International, Inc.	1,775,312
200,000	(4)Energy Partners Ltd.	2,274,000
65,000	(4)Marine Drilling Cos., Inc.	1,894,750

	Total	5,944,062
	Oil & Gas Products — 3.4%
70,000	Noble Affiliates, Inc.	3,104,500

	Total Energy	9,048,562
	Financials — 11.0%
	Banks — 4.4%
80,000	Cullen Frost Bankers, Inc.	2,868,800
50,000	East West Bancorp, Inc.	1,153,125

	Total	4,021,925
	Insurance — 6.6%
40,000	(4)Philadelphia Consolidated Holding Corp.	1,230,000
100,000	Protective Life Corp.	3,010,000
30,000	Radian Group, Inc.	1,855,500

	Total	6,095,500

	Total Financials	10,117,425
	Health Care — 14.3%
	Medical Supplies — 6.2%
250,000	(4)Aspect Medical Systems, Inc.	2,500,000
45,000	(4)Aviron	1,887,187
169,500	(1)(4)Sonic Innovations, Inc.	1,250,063

	Total	5,637,250
	Pharmaceuticals & Health Care — 8.1%
30,000	(1)(4)Alexion Pharmaceuticals, Inc.	881,250
35,500	(4)Cerus Corp.	2,056,781
85,000	(4)Intermune Pharmaceuticals, Inc.	2,406,563
22,500	(4)Medicines Co.	298,125
20,000	(4)Universal Health Services, Inc., Class B	1,795,000

	Total	7,437,719

	Total Health Care	13,074,969
	Technology — 23.7%
	Computer Services — 6.4%
95,000	(4)Activision, Inc.	2,179,062
435,000	(4)Broadbase Software, Inc.	1,522,500
127,500	(1)(4)Interwoven, Inc.	2,111,719

	Total	5,813,281
	Electronics — 6.2%
175,000	(1)(4)ACT Manufacturing, Inc.	3,040,625
10,500	Medis Technologies Ltd.	185,063

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Electronics (continued)
150,000	(1)(4)Sawtek, Inc.	$2,475,000

	Total	5,700,688
	Information Services — 1.4%
60,000	Medquist, Inc.	1,297,500
	Semi-Conductor — 7.4%
120,000	(4)Aeroflex, Inc.	1,605,000
68,000	(4)Metalink Ltd.	735,250
30,000	(4)Photronics, Inc.	945,000
340,000	(4)Virata Corp.	3,442,500

	Total	6,727,750
	Telecommunications — 2.3%
70,000	(4)CommScope, Inc.	1,410,500
40,000	(1)(4)Proxim, Inc.	730,000

	Total	2,140,500

	Total Technology	21,679,719

	Total Common Stocks (identified cost $88,892,769)	85,137,950
	U.S. Treasury Bill — 0.6%
$525,000	6/14/2001 (identified cost $517,551)	518,007

	Total Investments in Securities (identified cost $89,410,320)	85,655,957
	(3)Repurchase Agreement — 7.2%
6,598,476	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	6,598,476

	Total Investments (identified cost $96,008,796)	$92,254,433

International Stock Fund

Shares	Description	Value

	Common Stocks — 88.1%
	Australia — 1.7%
	Banks — 1.2%
314,200	National Australia Bank Ltd., Melbourne	$4,961,133
	Broadcasting — 0.3%
115,300	News Corp., Ltd.	1,079,991
	Insurance — 0.2%
103,400	AMP Ltd.	1,075,634

	Total Australia	7,116,758
	Belgium — 0.4%
	Banks — 0.4%
10,800	Dexia	1,799,296
	Brazil — 1.8%
	Aerospace & Defense — 0.7%
77,100	(4)Embraer—Empresa Brasileira de Aeronautica SA, ADR	2,929,800
	Metals & Mining — 0.2%
34,200	Companhia Vale Do Rio Doce, ADR	875,520
	Oil & Gas Integrated — 0.2%
36,400	(4)Petroleo Brasileiro SA, ADR	1,038,492
	Telecommunications — 0.7%
42,200	Telecomunicacoes Brasileiras SA, ADR	2,747,220

	Total Brazil	7,591,032

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Canada — 5.6%
	Banks — 1.6%
214,000	Royal Bank of Canada, Montreal	$6,544,748
	Computer Sciences — 0.3%
32,500	Thomson Corp.	1,188,067
	Financial Services — 1.2%
172,400	Manulife Financial Corp.	4,745,811
	Manufacturing — 1.5%
443,600	Bombardier, Inc., Class B	6,353,276
	Metals — 0.5%
55,000	Alcan Aluminum Ltd.	2,028,950
	Telecommunications — 0.5%
77,400	BCE, Inc.	2,063,966

	Total Canada	22,924,818
	Denmark — 1.3%
	Banks — 0.3%
73,400	Danske Bank AS	1,281,697
	Pharmaceuticals & Health Care — 0.6%
12,400	Novo Nordisk AS, Class B	2,440,704
	Utilities-Electric — 0.4%
36,000	(4)Vestas Wind Systems AS	1,763,704

	Total Denmark	5,486,105
	Finland — 1.7%
	Papers — 0.3%
34,100	UPM—Kymmene OY	1,035,783
	Telecommunications — 1.4%
90,600	Nokia Oyj	2,051,462
168,400	Nokia Oyj, Class A, ADR	3,704,800

	Total	5,756,262

	Total Finland	6,792,045
	France — 8.6%
	Automotive & Related — 0.3%
4,200	Peugeot SA	1,139,278
	Beverages & Foods — 0.5%
15,200	Groupe Danone	2,102,824
	Building Materials — 0.8%
20,500	Compagnie de St. Gobain	3,132,292
	Computer Services — 0.5%
11,700	Cap Gemini SA	2,050,468
	Domestic & International Oil — 1.7%
51,300	Total Fina SA, Class B	7,248,130
	Leisure & Recreation — 0.9%
48,800	Accor SA	1,917,548
31,900	LVMH	1,959,937

	Total	3,877,485
	Manufacturing — 0.6%
39,300	Schneider SA	2,568,332
	Metals — 0.3%
21,200	Pechiney SA, Class A	1,053,731
	Optical — 0.3%
4,000	Essilor International	1,226,040
	Pharmaceuticals & Health Care — 0.5%
39,000	Sanofi Synthelabo SA	2,117,956
	Services — 1.1%
73,600	Vivendi Universal SA	4,647,316
	Water Treatment — 1.1%
12,700	Suez Lyonnaise des Eaux	2,104,149
55,700	(4)Vivendi Environment	2,357,865

	Total	4,462,014

	Total France	35,625,866

Shares	Description	Value

	Common Stocks (continued)
	Germany — 5.1%
	Apparel & Footwear — 0.5%
32,600	Adidas AG	$2,040,454
	Automotive & Related — 0.5%
59,600	Bayerische Motoren Werke AG	2,065,435
	Chemicals — 0.8%
70,800	Bayer AG	3,460,414
	Foreign Banks — 0.5%
24,200	Deutsche Bank AG	1,998,281
	Insurance — 1.5%
6,500	Allianz AG Holding	2,154,511
12,900	Ergo Versicherungs Gruppe	1,982,926
6,700	Muenchener Rueckversicherungs- Gesellschaft AG	2,174,182

	Total	6,311,619
	Leisure & Recreation — 0.8%
82,900	Preussag AG	3,159,803
	Utilities — Electric — 0.5%
40,100	Veba AG	2,062,165

	Total Germany	21,098,171
	Hong Kong — 2.3%
	Diversified — 0.5%
179,300	Hutchison Whampoa Ltd.	2,126,341
	Land & Real Estate — 0.3%
106,000	Sun Hung Kai Properties	1,182,323
	Telecommunications — 1.5%
789,000	(4)China Mobile (Hong Kong) Ltd.	4,309,209
77,200	(4)China Mobile (Hong Kong) Ltd., ADR	2,057,380

	Total	6,366,589

	Total Hong Kong	9,675,253
	Ireland — 1.3%
	Banks — 1.0%
247,400	Allied Irish Banks PLC	2,675,702
139,100	Bank of Ireland	1,328,999

	Total	4,004,701
	Pharmaceuticals & Health Care — 0.3%
22,600	(4)Elan Corp. PLC, ADR	1,242,096

	Total Ireland	5,246,797
	Israel — 1.1%
	Pharmaceuticals & Health Care — 1.1%
68,100	Teva Pharmaceutical Industries Ltd., ADR	4,341,375
	Italy — 1.8%
	Banks — 0.4%
368,300	Banca Intesa SPA	1,545,848
	Insurance — 1.4%
150,350	Alleanza Assicurazioni	2,258,519
104,400	Assicurazioni Generali	3,637,195

	Total	5,895,714

	Total Italy	7,441,562
	Japan — 8.2%
	Automotive & Related — 0.3%
175,000	Nissan Motor Co., Ltd.	1,127,877
	Banks — 1.0%
181,000	Sumitomo Bank Ltd., Osaka	1,791,483
341,000	Sumitomo Trust & Banking	2,401,245

	Total	4,192,728
	Diversified — 0.6%
368,000	JGC Corp.	2,516,078

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Japan (continued)
	Electronics — 0.9%
229,000	NEC Corp.	$3,726,863
	Financial Services — 2.0%
100,000	Daiwa Securities Co., Ltd.	913,043
381,000	Nomura Securities Co., Ltd.	7,486,828

	Total	8,399,871
	Manufacturing — 0.5%
74,000	Kao Corp.	1,848,423
	Pharmaceuticals & Health Care — 1.1%
171,000	Chugai Pharmaceutical Co., Ltd.	2,456,394
39,000	Takeda Chemical Industries Ltd.	1,845,269

	Total	4,301,663
	Retail — 0.3%
53,000	JUSCO Co.	1,247,059
	Telecommunications — 1.5%
367	NTT DoCoMo, Inc.	6,351,321

	Total Japan	33,711,883
	Mexico — 1.7%
	Banks — 1.0%
2,172,200	Grupo Financiero Banamex Accival, SA de CV, Class O	3,975,942
	Broadcasting & Cable TV — 0.7%
77,400	Grupo Televisa SA, GDR	3,088,260

	Total Mexico	7,064,202
	Netherlands — 7.0%
	Aerospace & Defense — 0.8%
166,400	(4)European Aeronautic Defence and Space Co.	3,446,165
	Chemicals — 0.8%
65,700	Akzo Nobel NV	3,186,957
	Domestic & International Oil — 1.6%
109,100	Royal Dutch Petroleum Co.	6,473,145
	Electronics — 0.8%
107,597	Koninklijke (Royal) Philips Electronics NV	3,542,578
	Financial Services — 2.0%
118,500	ING Group NV	8,185,954
	Retail — 0.7%
96,500	Ahold NV	3,112,373
	Printing & Publishing — 0.3%
46,900	Wolters Kluwer NV	1,126,282

	Total Netherlands	29,073,454
	Singapore — 0.8%
	Electronics — 0.8%
122,900	(4)Flextronics International Ltd.	3,256,850
	Spain — 0.6%
	Telecommunications — 0.6%
136,900	Telefonica SA	2,337,479
	Sweden — 3.2%
	Banks — 2.4%
517,200	Nordbanken Holding AB	3,790,168
46,700	Svenska Cellulosa AB, Class B	1,076,596
316,500	Svenska Handelsbanken AB, Class A	5,315,267

	Total	10,182,031
	Construction Equipment — 0.3%
45,800	Atlas Copco AB, Class B	1,041,863
	Household Product/Wares — 0.5%
130,000	Electrolux AB, Class B	2,143,511

	Total Sweden	13,367,405

Shares	Description	Value

	Common Stocks (continued)
	Switzerland — 4.6%
	Banks — 1.8%
460	Baer Holdings AG	$1,989,843
34,100	UBS AG	5,419,490

	Total	7,409,333
	Beverages & Foods — 0.6%
1,090	Nestle SA	2,386,838
	Building Materials — 0.8%
2,750	Holderbank Financiere Glarus AG, Class B	3,110,325
	Insurance — 0.3%
680	Schw Rueckversicherungs	1,425,656
	Pharmaceuticals & Health Care — 1.1%
2,690	Novartis AG	4,548,426

	Total Switzerland	18,880,578
	Taiwan — 0.4%
	Semi-Conductors — 0.4%
88,500	(4)Taiwan Semiconductor Manufacturing Co., ADR	1,666,455
	United Kingdom — 27.2%
	Aerospace & Defense — 0.6%
254,800	BAA PLC	2,409,531
	Banks — 4.1%
417,500	HSBC Holdings PLC	5,551,469
281,000	Lloyds TSB Group PLC	2,661,350
213,400	Royal Bank of Scotland PLC, Edinburgh	4,683,061
282,700	Standard Chartered PLC	4,142,701

	Total	17,038,581
	Beverages & Foods — 0.5%
221,000	Diageo PLC	2,241,457
	Broadcasting & Cable TV — 0.9%
249,700	British Sky Broadcasting Group PLC	3,460,840
	Chemicals — 0.3%
79,600	Johnson Matthey PLC	1,227,372
	Communications — 0.5%
120,700	(4)COLT Telecom Group PLC	2,166,059
	Domestic & International Oil — 2.1%
1,066,500	BP Amoco PLC	8,822,817
	Electric — 0.3%
519,600	(4)Innogy Holdings PLC	1,410,323
	Financial Services — 1.8%
374,789	Amvescap PLC	7,440,144
	Household Product/Wares — 0.5%
136,600	Reckitt Benckiser PLC	1,873,554
	Land & Real Estate — 0.3%
182,400	(4)Canary Wharf Finance PLC	1,360,809
	Leisure & Recreation — 1.0%
197,800	Bass PLC	2,064,697
629,700	Hilton Group PLC	2,027,358

	Total	4,092,055
	Major Drugs — 1.5%
223,444	(4)GlaxoSmithKline PLC	6,145,475
	Metals & Mining — 0.5%
114,800	Rio Tinto PLC	2,113,216
	Multimedia — 2.3%
196,673	Pearson PLC	4,301,790
342,600	Reuters Group PLC	5,277,686

	Total	9,579,476
	Natural Gas — Utilities — 0.3%
346,200	BG Group PLC	1,329,537
	Printing & Publishing — 0.7%
268,000	Reed International PLC	2,685,258

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Recreation Activities — 1.0%
767,600	(4)P&O Princess Cruises PLC	$4,072,715
	Retail — 1.6%
117,400	Boots Co. PLC	1,059,351
137,300	Great Universal Stores PLC	1,060,513
301,300	Kingfisher PLC	2,148,908
184,900	Next PLC	2,255,721

	Total	6,524,493
	Services — 1.6%
266,000	(4)Compass Group PLC	2,119,886
365,400	WPP Group PLC	4,283,673

	Total	6,403,559
	Telecommunications — 3.1%
4,712,021	Vodafone Group PLC	12,772,590
	Tobacco — 1.2%
615,100	British American Tobacco PLC	4,944,219
	Utilities — Electric — 0.5%
624,200	National Power Co. PLC	2,162,852

	Total United Kingdom	112,276,932
	United States — 1.7%
	Electrical Equipment — 0.7%
50,100	Tyco International Ltd.	2,737,965
	Insurance — 0.5%
36,400	AFLAC, Inc.	2,189,824
	Leisure & Recreation — 0.5%
71,900	Royal Caribbean Cruises Ltd.	2,033,804

	Total United States	6,961,593

	Total Common Stocks (identified cost $364,518,379)	363,735,909
	(3)Repurchase Agreement — 13.1%
$53,970,000	State Street Corp., 4.25%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	53,970,000

	Total Investments (identified cost $418,488,379)	$417,705,909

Government Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 4.5%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,105,718
10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,689,723

	Total Asset-Backed Securities (identified cost $16,665,899)	16,795,441
	Collateralized Mortgage Obligations — 13.5%
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,194,700

Principal Amount	Description	Value

	Collateralized Mortgage Obligations (continued)
$15,207,072	(5)Federal Home Loan Mortgage Corp., 6.375%, 3/15/2001, REMIC (Series 1624-FA)	$15,305,157
10,000,000	Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,154,700
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,140,600

	Total Collateralized Mortgage Obligations (identified cost $48,427,781)	50,795,157
	Corporate Bonds — 1.9%
3,000,000	(5)HSB Group, Inc., FRN, 6.5875%, 4/15/2001	2,859,240
5,000,000	(5)TXU Gas Capital, FRN, 7.75125%, 4/1/2001	4,338,650

	Total Corporate Bonds (identified cost $7,909,300)	7,197,890
	Mortgage Backed Securities — 85.1%
	Federal Home Loan Mortgage Corporation — 22.0%
15,327,559	5.000%, 8/1/2014	14,698,054
25,000,000	6.500%, 2/1/2031	24,922,000
15,000,000	6.500%, 3/1/2031	14,953,200
3,709,771	7.000%, 11/1/2009	3,804,815
3,585,993	7.500%, 4/1/2024	3,683,496
13,237,806	8.000%, 8/1/2030	13,630,837
1,675,639	8.500%, 9/1/2024	1,765,705
6,894	8.750%, 4/1/2001	6,905
2,198,649	9.000%, 6/1/2019	2,333,998
2,248,733	9.500%, 2/1/2025	2,389,279

	Total	82,188,289
	Federal National Mortgage Association — 34.4%
14,036,851	6.000%, 9/1/2013	14,019,305
25,000,000	6.500%, 3/1/2031	24,914,000
6,709,968	7.000%, 12/1/2010	6,879,797
7,736,914	7.000%, 3/1/2029	7,831,227
16,663,960	7.000%, 7/1/2029	16,867,093
14,660,067	7.000%, 2/1/2030	14,838,773
10,779,090	7.500%, 12/1/2009	11,105,804
14,500,000	7.500%, 3/1/2031	14,812,620
7,082,291	8.000%, 10/1/2028	7,323,514
10,334,961	8.000%, 4/1/2030	10,635,295

	Total	129,227,428
	Government National Mortgage Association — 28.7%
20,000,000	6.500%, 3/15/2031	19,993,800
10,790,447	7.000%, 4/15/2029	10,989,422
6,567,687	7.000%, 5/15/2029	6,664,167
11,008,283	7.000%, 6/15/2029	11,169,995
12,683,118	7.500%, 8/15/2025	13,051,689
3,267,072	7.500%, 8/15/2025	3,372,239
13,660,408	7.500%, 12/15/2025	14,057,380
18,250,981	7.500%, 2/15/2027	18,712,913
2,734,130	8.500%, 6/15/2010	2,844,343
4,365,931	9.000%, 11/15/2009	4,558,294
1,380,311	9.000%, 1/15/2010	1,418,698

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Government Income Fund (continued)

Principal Amount	Description	Value

	Mortgage Backed Securities (continued)
	Government National Mortgage Association (continued)
$926,023	9.500%, 10/15/2024	$980,714

	Total	107,813,654

	Total Mortgage Backed Securities (identified cost $314,672,446)	319,229,371

	Total Investments in Securities (identified cost $387,675,426)	394,017,859
	(3)Repurchase Agreement — 34.3%
128,873,147	Lehman Brothers, Inc., 5.400%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	128,873,147

	Total Investments (identified cost $516,548,573)	$522,891,006

Intermediate Bond Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 9.0%
$5,500,000	(6)ARG Funding Corp., Class A2, 5.88%, 5/20/2002	$5,537,400
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.65%, 11/15/2006	5,180,700
1,348,837	(5)(6)DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 6.275%, 4/5/2001	1,350,418
5,000,000	DaimlerChrysler Auto Trust, Class A3, 6.82%, 9/6/2004	5,122,900
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	7,754,882
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.62%, 7/15/2004	7,196,705
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.81%, 11/15/2029	7,123,337
10,000,000	Metris Master Trust, (Series 1997-1), Class A, 6.87%, 11/20/2005	10,174,000
2,251,198	(6)Pegasus Aviation Lease Securitization, (Series 1999- 1A), Class A1, 6.30%, 3/25/2029	2,251,075
5,224,222	TMS Home Equity Trust, (Series 1996-B), Class A7, 7.55%, 2/15/2020	5,240,835

	Total Asset-Backed Securities (identified cost $56,053,422)	56,932,252
	Collateralized Mortgage Obligations — 6.5%
5,000,000	(6)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	4,975,000
6,000,000	(6)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 12/20/2007	5,947,500

Principal Amount	Description	Value

	Collateralized Mortgage Obligations (continued)
$4,686,032	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.50%, 10/15/2021	$4,730,765
323,995	Federal Home Loan Mortgage Corp., (Series 1834), Class A, 7.00%, 1/15/2020	323,911
2,237,206	Federal National Mortgage Association, (Series 1997- 17), Class PD, 7.00%, 4/18/2021	2,236,378
7,007,943	Government National Mortgage Association, (Series 2000- 12), Class AC, 7.50%, 11/16/2027	7,240,327
12,000,000	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	12,503,179
2,945,577	(6)Prudential Home Mortgage Securities, (Series 1992-B), Class 2B, 6.757%, 9/28/2008	2,976,158

	Total Collateralized Mortgage Obligations (identified cost $40,186,250)	40,933,218
	Corporate Bonds & Notes — 45.6%
	Aerospace & Related — 0.6%
3,500,000	Raytheon Co., Note, 6.75%, 8/15/2007	3,561,390
	Automotive & Related — 0.8%
5,000,000	General Motors Corp., Note, 7.20%, 1/15/2011	5,091,950
	Banks — 5.6%
7,000,000	Bank of America Corp., Note, 6.625%, 6/15/2004	7,170,870
5,210,000	Bank of America Corp., Sub. Note, 7.80%, 2/15/2010	5,563,342
5,000,000	Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,299,300
5,790,000	Corestates Capital, Company Guarantee, 6.75%, 11/15/2006	5,859,364
5,000,000	Norwest Corp., MTN, (Series F), 6.50%, 6/1/2005	5,129,850
7,000,000	(5)Old Kent Capital Trust I, 6.325%, 2/1/2027	6,420,022

	Total	35,442,748
	Chemicals — 0.6%
4,000,000	Dow Chemical Co., Note, 6.125%, 2/1/2011	3,984,320
	Consumer Cyclicals — 2.5%
5,000,000	Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003	5,089,350
10,000,000	Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002	10,550,100

	Total	15,639,450
	Entertainment — 0.3%
2,000,000	Disney (Walt) Co., Note, 7.30%, 2/8/2005	2,125,220
	Financial Services — 15.3%
8,000,000	(5)Bear Stearns Cos., Inc., 7.00%, 1/15/2027	8,077,280
5,000,000	(5)(6)Credit Suisse, London, Sub. Note, 7.90%, 5/29/2049	4,944,355

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	$4,139,120
17,400,000	Ford Motor Credit Co., Unsecured Note, 6.70%, 7/16/2004	17,780,538
750,000	Ford Motor Credit Co., Unsecured Note, 7.375%, 10/28/2009	766,732
5,000,000	General Electric Capital Corp., Note, (Series A), 6.50%, 12/10/2007	5,238,650
4,250,000	General Electric Capital Corp., Note, 7.50%, 6/5/2003	4,463,265
3,000,000	General Motors Acceptance Corp., Note, 6.38%, 1/30/2004	3,024,600
8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.00%, 6/6/2003	8,374,596
4,000,000	Household Netherlands BV, Company Guarantee, 6.20%, 12/1/2003	4,030,160
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.50%, 8/1/2026	5,176,050
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., 6.325%, 5/1/2001	4,042,200
7,000,000	Morgan Stanley Group, Inc., Note, 8.00%, 6/15/2010	7,739,060
6,000,000	PaineWebber Group, Inc., Note, 6.45%, 12/1/2003	6,163,320
12,000,000	Sears Roebuck Acceptance Corp., Note, (Series III), 7.01%, 9/19/2002	12,230,280

	Total	96,190,206
	Household Product/Wares — 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.60%, 12/15/2004	5,206,850
	Industrial Services — 2.7%
9,800,000	(6)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001	9,880,664
7,000,000	(5)Waste Management, Inc., Unsecd. Note, 7.70%, 10/1/2002	7,129,710

	Total	17,010,374
	Insurance — 3.9%
5,500,000	(6)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,804,865
7,000,000	Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005	7,287,420
5,000,000	Conseco, Inc., Note, 6.80%, 6/15/2005	3,925,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, 6.589%, 4/15/2001	3,812,320
3,500,000	John Hancock Financial Services, Inc., 6.50%, 3/1/2011	3,551,205

	Total	24,380,810
	Media — 0.5%
3,000,000	Comcast Corp., Note, 6.75%, 1/30/2011	3,034,260

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Telecommunications — 3.1%
$5,000,000	British Telecommunication PLC, Note, 7.625%, 12/15/2005	$5,133,400
1,800,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	1,851,984
3,000,000	(6)Verizon Global Funding, Note, 6.75%, 12/1/2005	3,074,580
5,000,000	Vodafone Group PLC, Note, 7.625%, 2/15/2005	5,268,350
4,000,000	WorldCom, Inc., Note, 7.875%, 5/15/2003	4,106,160

	Total	19,434,474
	Tobacco — 1.6%
10,000,000	Philip Morris Co., Inc., Note, 7.25%, 9/15/2001	10,069,300
	Transportation — 2.9%
4,830,305	American Trans Air, (Series 2000-1G), Pass Through Cert., 8.039%, 1/15/2016	5,076,602
4,485,844	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,425,195
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.50%, 4/30/2016	4,529,000
3,000,000	Norfolk Southern Corp., Note, 6.75%, 2/15/2011	3,008,550
1,100,000	US Airways, Inc., Pass Through Cert., 7.076%, 3/20/2021	1,119,481

	Total	18,158,828
	Utilities — 0.6%
4,000,000	(6)Potomac Capital Investment Corp., MTN, 7.55%, 11/19/2001	4,037,640
	Utilities-Electric — 2.8%
4,000,000	Korea Electric Power Corp., Deb., 6.00%, 12/1/2026	4,003,080
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,211,550
5,000,000	(6)Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	5,154,800
3,000,000	(6)Pinnacle Partner, Sr. Note, 8.83%, 8/15/2004	3,138,390

	Total	17,507,820
	Utilities-Natural Gas — 1.0%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 7.751%, 4/1/2001	6,074,110

	Total Corporate Bonds & Notes (identified cost $285,371,201)	286,949,750
	Government Agencies — 13.9%
	Federal Home Loan Bank — 1.8%
5,000,000	5.43%, 11/17/2008	4,936,050
6,500,000	5.58%, 8/17/2001	6,520,540

	Total	11,456,590
	Federal Home Loan Mortgage Corporation — 7.8%
15,000,000	5.75%, 4/15/2008	15,191,100

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Government Agencies (continued)
	Federal Home Loan Mortgage Corporation (continued)
$7,000,000	7.00%, 2/15/2003	$7,284,550
25,000,000	7.00%, 7/15/2005	26,709,750

	Total	49,185,400
	Federal National Mortgage Association — 2.7%
15,000,000	7.25%, 1/15/2010	16,638,450
	Tennessee Valley Authority — 1.6%
10,000,000	5.625%, 1/18/2011	9,909,000

	Total Government Agencies (identified cost $85,516,670)	87,189,440
	Mortgage Backed Securities — 2.1%
	Federal Home Loan Mortgage Corporation — 0.0%
47,472	8.75%, 4/1/2001	47,544
	Federal National Mortgage Association — 0.8%
4,793,686	7.635%, 8/1/2011	5,205,643
	Government National Mortgage Association — 1.3%
8,000,000	5.950%, 7/20/2024	8,072,480

	Total Mortgage Backed Securities (identified cost $13,243,702)	13,325,667
	U.S. Treasury Securities — 12.7%
	U.S. Treasury Notes — 12.7%
10,000,000	5.00%, 2/15/2011	10,070,300
3,000,000	(1)5.50%, 3/31/2003	3,060,960
20,500,000	(1)5.75%, 11/15/2005	21,430,495
3,335,000	5.75%, 8/15/2010	3,514,756
5,000,000	(1)6.00%, 8/15/2004	5,215,050
1,000,000	(1)6.00%, 8/15/2009	1,067,520
15,000,000	(1)6.125%, 8/31/2002	15,339,900
15,000,000	(1)6.375%, 8/15/2002	15,390,300
4,200,000	(1)6.75%, 5/15/2005	4,523,904

	Total U.S. Treasury Securities (identified cost $78,091,477)	79,613,185

	Total Investments in Securities (identified cost $558,462,722)	564,943,512
	(3)Repurchase Agreement — 6.1%
38,393,285	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	38,393,285

	Total Investments (identified cost $596,856,007)	$603,336,797

Short-Term Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 14.7%
$26,689	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.00%, 1/20/2013	$26,865
1,350,000	ANRC Auto Owner Trust, 6.75%, 12/15/2003	1,364,459

Principal Amount	Description	Value

	Asset-Backed Securities (continued)
$3,000,000	(5)ARG Funding Corp., Class A2, 5.88%, 5/20/2002	$3,020,400
284,810	CPS Auto Grantor Trust, Series 1997-2, Class A, 6.65%, 10/15/2002	287,125
539,535	(5)(6)DLJ Commercial Mortgage Corp., Series 1998- STF2, Class A1, 6.275%, 3/6/2001	540,167
2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.82%, 9/6/2004	2,049,160
1,000,000	Ford Credit Auto Owner Trust, Series 2000-G, Class A4, 6.62%, 7/15/2004	1,028,101
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.81%, 11/15/2029	3,052,859
123,030	(5)New York City Tax Lien, Class B, 6.56%, 5/25/2005	122,876
554,852	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.00%, 2/25/2024	553,995
1,125,599	(5)Pegasus Aviation Lease Securitization, Series 1999- 1A, Class A1, 6.30%, 3/25/2029	1,125,537
2,285,526	(5)Regional Jet Equipment Trust, Note, 7.771%, 9/5/2004	2,349,041
771,352	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.55%, 1/15/2018	775,521
1,849,291	UCFC Home Equity Loan, Series 1995-A1, Class A5, 8.55%, 1/10/2020	1,848,283

	Total Asset-Backed Securities (identified cost $18,016,982)	18,144,389
	Collateralized Mortgage Obligations — 11.5%
	Federal Home Loan Mortgage Corporation — 1.2%
1,408,695	6.05%, 9/15/2020, Series 1818, Class A	1,416,809
134,998	7.00%, 1/15/2020, Series 1834, Class A	134,963

	Total	1,551,772
	Government National Mortgage Association — 4.7%
1,600,000	5.950%, 7/20/2024, Series 2001-5, Class PK	1,614,496
4,031,415	7.50%, 11/16/2027, Series 2000-12, Class AC	4,165,097

	Total	5,779,593
	Other Financial — 5.6%
865,460	(5)Capital Asset Research Funding, Series 1997-A, Class A, 6.40%, 12/15/2004	868,437
4,000,000	(5)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 2/20/2005	3,980,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Collateralized Mortgage Obligations (continued)
	Other Financial (continued)
$1,993,695	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.25%, 11/25/2025	$2,027,786

	Total	6,876,223
	Total Collateralized Mortgage Obligations (identified cost $13,995,746)	14,207,588
	Mortgage Backed-Pass Through Securities — 7.1%
	Federal Home Loan Mortgage Corporation — 0.9%
260,099	9.00%, 7/1/2014	269,364
786,423	11.00%, 8/1/2019	853,639

	Total	1,123,003
	Federal National Mortgage Association — 5.6%
204,051	8.00%, 8/1/2007	207,798
1,087,218	8.00%, 5/1/2008	1,115,072
389,055	9.00%, 7/1/2009	402,913
238,538	9.00%, 1/1/2015	253,222
403,526	9.50%, 12/1/2024	422,314
1,852,101	9.50%, 1/1/2025	1,936,881
408,635	10.00%, 7/1/2020	425,749
810,795	10.50%, 1/1/2022	867,299
1,151,688	11.00%, 12/1/2015	1,251,379

	Total	6,882,627
	Government National Mortgage Association — 0.6%
676,962	9.00%, 12/15/2019	717,472

	Total Mortgage Backed-Pass Through Securities (identified cost $8,898,275)	8,723,102
	Corporate Bonds & Notes — 38.0%
	Banks — 4.1%
1,500,000	Bank of America Corp., Sub. Note, 7.75%, 7/15/2002	1,547,670
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,538,250
1,000,000	Firstar Corp., Sr. Note, 6.35%, 7/13/2001	1,003,600
1,000,000	Wells Fargo Co., Sub. Note, 6.875%, 4/15/2003	1,031,110

	Total	5,120,630
	Communications — 3.9%
2,000,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	2,057,760
2,000,000	WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001	2,001,300
750,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	744,675

	Total	4,803,735
	Domestic & International Oil — 2.1%
2,500,000	Occidental Petroleum Corp., Note, 6.40%, 4/1/2003	2,541,500
	Financial Services — 10.5%
1,000,000	Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001	1,002,740
2,000,000	Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.00%, 12/1/2001	2,009,160
1,500,000	Ford Motor Credit Co., Note, 7.50%, 6/15/2003	1,552,485

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$1,000,000	General Electric Capital Corp., Note, 7.50%, 6/5/2003	$1,050,180
2,000,000	General Motors Acceptance Corp., Note, 6.38%, 1/30/2004	2,016,400
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.75%, 11/10/2003	1,493,490
1,000,000	(6)MBNA Global Capital Securities, Jr. Sub. Deb., 7.559%, 5/1/2001	808,440
1,000,000	Merrill Lynch & Co., Inc., Note, 6.80%, 11/3/2003	1,032,320
1,000,000	PaineWebber Group, Inc., Note, 6.45%, 12/1/2003	1,027,220
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.25%, 5/15/2003	1,014,800

	Total	13,007,235
	Industrial — 2.6%
2,400,000	(5)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001	2,419,754
750,000	Waste Management, Inc., Note, 6.70%, 5/1/2001	750,622

	Total	3,170,376
	Insurance — 3.2%
1,000,000	(5)Allstate Financial Global, Note, 7.125%, 9/26/2005	1,055,430
3,000,000	(6)HSB Group, Inc., Company Guarantee, 6.59%, 4/17/2001	2,859,240

	Total	3,914,670
	Natural Gas — 2.1%
3,000,000	(6)TXU Gas Capital I, Company Guarantee, 7.75%, 4/2/2001	2,603,190
	Real Estate — 2.5%
3,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	3,030,090
	Utilities — 0.8%
1,000,000	(5)Potomac Capital Investment Corp., MTN, 7.55%, 11/19/2001	1,009,410
	Utilities — Electric—6.2%
2,000,000	(5)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	2,084,620
3,375,000	NRG Northeast Generating, Note, 8.065%, 12/15/2004	3,469,331
2,000,000	(5)Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	2,061,920

	Total	7,615,871

	Total Corporate Bonds & Notes (identified cost $46,602,732)	46,816,707
	Government Agencies — 13.7%
	Federal Home Loan Bank — 1.1%
700,000	Federal Home Loan Bank System, Bond, Series 121, 5.25%, 4/25/2002	703,955
700,000	Federal Home Loan Bank System, Note, 5.50%, 8/13/2001	701,911

	Total	1,405,866

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Portfolio of Investments

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Government Agencies (continued)
	Federal Home Loan Mortgage Corporation — 8.4%
$5,000,000	Federal Home Loan Mortgage Corp., Note, 6.625%, 8/15/2002	$5,130,550
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,257,650

	Total	10,388,200
	Federal National Mortgage Association — 4.2%
5,000,000	Federal National Mortgage Association, Note, 6.75%, 8/15/2002	5,139,250

	Total Government Agencies (identified cost $16,671,745)	16,933,316
	Note-Variable — 1.6%
	Financial Services — 1.6%
2,000,000	(6)Lehman Brothers Holdings, Inc., MTN, 7.015%, 3/3/2001 (identified cost $1,980,300)	2,006,596

	U.S. Treasury Notes — 5.4%
1,500,000	5.50%, 5/31/2003	1,531,155
5,000,000	6.25%, 7/31/2002	5,115,950

	Total U.S. Treasury Notes (identified cost $6,557,070)	6,647,105

	Total Investments in Securities (identified cost $112,722,850)	113,478,803
	(3)Repurchase Agreement — 7.5%
9,228,843	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	9,228,843

	Total Investments (identified cost $121,951,693)	$122,707,646

Money Market Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 2.0%
	Diversified — 2.0%
$10,000,000	CC (USA), Inc., 7.120%, 5/7/2001	$10,000,000
10,000,000	Centauri, 6.780%, 4/25/2001	10,000,000
15,000,000	Sigma Finance Corp., 6.960%, 4/3/2001	15,000,000
20,000,000	Sigma Finance Corp., Class A, 6.860%, 4/18/2001	20,000,000

	Total Asset-Backed Securities	55,000,000
	(7)Commercial Paper — 4.0%
	Foreign Banks — 0.6%
15,000,000	Commerzbank AG, NY, 7.055%, 7/19/2001	14,998,639
	Health Care — 2.7%
50,000,000	American Home Products Corp., 5.450%, 4/12/2001	49,682,083

Principal Amount	Description	Value

	(7)Commercial Paper (continued)
	Health Care (continued)
$25,000,000	(6)American Home Products Corp., 5.510%, 4/11/2001	$24,843,118

	Total	74,525,201
	Short-Term Business Credit — 0.7%
20,000,000	Textron Financial Corp., 5.600%, 3/21/2001	19,937,778

	Total Commercial Paper	109,461,618
	Corporate Bonds — 6.4%
	Asset Backed — 0.7%
20,000,000	(6)Beta Finance, Inc., 6.750%, 3/15/2001	20,000,000
	Banks — 1.6%
44,000,000	KeyBank, N.A., 6.583%, 3/25/2002	44,096,360
	Beverages & Foods — 1.8%
50,000,000	Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Financial Services — 0.7%
20,000,000	Prudential Funding Corp., 5.50%, 2/15/2002	19,957,222
	Personal Credit — 1.6%
36,400,000	Ford Motor Credit Co., 6.895%, 1/17/2002	36,423,322
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,013,413

	Total	44,436,735

	Total Corporate Bonds	178,490,317
	(5)Variable-Rate Notes — 54.9%
	Automotive — 1.3%
12,000,000	General Motors Acceptance Corp., 5.615%, 5/1/2001	12,005,846
23,000,000	General Motors Acceptance Corp., 6.728%, 3/12/2001	23,025,290

	Total	35,031,136
	Banks — 10.1%
25,500,000	Bank One Corp., 5.780%, 4/26/2001	25,532,317
15,000,000	Bank One Corp., 6.590%, 3/21/2001	15,018,181
10,000,000	Bank One Corp., 6.767%, 3/19/2001	10,017,115
75,000,000	Fleet Boston Financial Corp., Series P, 6.478%, 3/13/2001	74,998,212
45,000,000	National Bank of Commerce, Memphis, TN, 5.580%, 3/22/2001	44,995,239
75,000,000	SMM Trust, Series 2000A, 5.591%, 3/14/2001	75,000,000
30,580,000	Westpac Banking Co., 5.598%, 4/29/2001	30,582,512

	Total	276,143,576
	Broker/Dealers — 12.2%
75,000,000	Bank of America, 5.230%, 5/25/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 6.696%, 3/1/2001	75,000,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Money Market Fund (continued)

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Broker/Dealers (continued)
$75,000,000	Goldman Sachs & Co., 6.578%, 3/8/2001	$75,000,000
35,000,000	J.P. Morgan & Co., Inc., 5.635%, 3/1/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 5.610%, 3/20/2001	15,000,000
50,000,000	Merrill Lynch & Co., Inc., 5.610%, 4/12/2001	49,999,403
10,000,000	Merrill Lynch & Co., Inc., 5.648%, 4/29/2001	10,002,595

	Total	335,001,998
	Computer Integrated Systems Design — 2.2%
60,000,000	Computer Sciences Corp., 6.644%, 3/27/2001	60,000,000
	Construction Equipment — 0.8%
7,000,000	Caterpillar Financial Services Corp., 5.609%, 5/12/2001	7,012,803
15,000,000	Caterpillar Financial Services Corp., 5.859%, 4/18/2001	15,020,124

	Total	22,032,927
	Diversified Manufacturing — 0.4%
10,000,000	Danaher Corp., 5.723%, 3/1/2001	10,000,000
	Forest Products & Paper — 1.6%
45,000,000	Willamette Industries, Inc., 5.590%, 3/1/2001	45,000,000
	Insurance — 11.1%
40,000,000	American General Annuity Insurance Co., 5.413%, 5/18/2001	40,000,000
40,000,000	Commonwealth Life Insurance, 5.750%, 3/1/2001	40,000,000
50,000,000	GE Life and Annuity Assurance Co., 5.709%, 4/20/2001	50,000,000
40,000,000	Jackson National Life Insurance Co., 5.530%, 5/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 6.901%, 3/1/2001	50,000,000
10,000,000	Monumental Life Insurance Co., 6.460%, 4/1/2001	10,000,000
25,000,000	Monumental Life Insurance Co., 6.471%, 3/1/2001	25,000,000
50,000,000	Travelers Insurance Co., 5.671%, 4/1/2001	50,000,000

	Total	305,000,000
	Other Consumer Non-Durables — 2.7%
55,000,000	(6)Unilever Capital Corp., 6.708%, 3/7/2001	55,000,000
20,000,000	Unilever N.V., 5.856%, 4/8/2001	19,999,008

	Total	74,999,008
	Personal Credit — 6.2%
20,000,000	Associates Corp. of North America, 5.400%, 5/28/2001	20,005,951
50,000,000	Associates Corp. of North America, 6.464%, 3/26/2001	50,000,000
16,000,000	Ford Motor Credit Co., 5.799%, 4/16/2001	16,010,424
13,700,000	Ford Motor Credit Co., 5.849%, 5/16/2001	13,709,784

Principal Amount or Shares	Description	Value

	(5)Variable-Rate Notes (continued)
	Personal Credit (continued)
$20,000,000	GMAC Australia Finance, 5.661%, 4/23/2001	$20,001,031
50,000,000	Household Finance Corp., 6.408%, 3/29/2001	50,000,000

	Total	169,727,190
	Retail — 0.5%
15,000,000	Dayton Hudson Corp., 5.799%, 5/16/2001	15,007,951
	Telecommunications — 5.8%
50,000,000	BellSouth Telecommunications, Inc., 6.500%, 3/4/2001	50,000,000
35,000,000	(6)SBC Communications, Inc., 5.339%, 5/15/2001	34,999,299
75,000,000	Verizon Global Funding, 6.610%, 3/15/2001	74,984,640

	Total	159,983,939

	Total Variable-Rate Notes	1,507,927,725
	Mutual Funds — 9.0%
87,000,000	Dreyfus Cash Management Fund	87,000,000
69,717,522	Goldman Sachs Financial Square Money Market Fund	69,717,522
90,000,000	Provident Temp Cash Fund #21	90,000,000

	Total Mutual Funds (shares at net asset value)	246,717,522

	Total Investments in Securities (at amortized cost)	2,097,597,182
	(3)Repurchase Agreements — 25.7%
$125,000,000	Deutsche Bank Financial, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	First Union Capital Markets, 5.631%, dated 2/28/2001, due 3/1/2001	125,000,000
205,261,755	Lehman Brothers, Inc., 5.400%, dated 2/28/2001, due 3/1/2001	205,261,755
125,000,000	Morgan Stanley Group, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	Salomon Smith Barney, Inc., 5.612%, dated 2/28/2001, due 3/1/2001	125,000,000

	Total Repurchase Agreements	705,261,755

	Total Investments (at amortized cost)	$2,802,858,937

(See Notes which are an integral part of the Financial Statements)

Notes to Portfolios of Investments

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.
(2)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(3)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.
(4)	Non-income producing.
(5)	Current rate and next demand date shown.
(6)

Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the Funds’ board of directors.

(7)	Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:

ADR—American Depositary Receipt	MTN—Medium Term Note
FRN—Floating Rate Note	REMIC—Real Estate Mortgage Investment Conduit
GDR—Global Depositary Receipt

Marshall	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Equity Income Fund	$ 343,980,281		$ 85,288,044	$ 96,419,909	$11,131,865	$ 429,757,638
Large-Cap Growth & Income Fund	313,409,112		110,319,746	139,525,421	29,205,675	423,398,794
Mid-Cap Value Fund	107,286,454		22,365,901	24,948,596	2,582,695	131,212,433
Mid-Cap Growth Fund	353,406,065		7,214,465	47,580,740	40,366,275	360,090,469
Small-Cap Growth Fund	96,008,796		(3,754,363)	8,197,119	11,951,482	91,643,580
International Stock Fund	418,488,379		(782,470)	24,559,296	25,341,766	412,694,078
Government Income Fund	516,548,573		6,342,433	7,182,942	840,509	375,246,133
Intermediate Bond Fund	596,856,007		6,480,790	12,089,327	5,608,537	629,457,382
Short-Term Income Fund	121,951,693		755,953	1,675,031	919,078	123,234,526
Money Market Fund	2,802,858,937	*	—	—	—	2,749,006,534

 * at amortized cost.

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Statements of Assets and Liabilities

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund		Mid-Cap Growth Fund

Assets:
Investments in securities, at value	$428,022,960	$393,308,480	$113,000,414		$317,228,128
Investments in repurchase agreements	1,245,365	30,420,378	16,651,941		43,392,402
Short-term investments held as collateral for securities lending	13,816,358	20,145,852	7,265,623		35,468,149
Cash	—	—	—		38,946
Cash denominated in foreign currencies (identified cost, $197,871)	—	—	—		—
Income receivable	1,008,822	309,274	149,555		157,702
Receivable for investments sold	3,280,237	—	1,905,977		5,166,363

Total assets	447,373,742	444,183,984	138,973,510		401,451,690
Liabilities:
Payable for capital stock redeemed	—	—	—		49,582
Payable for income distribution	—	—	—		—
Payable for investments purchased	3,036,540	—	313,724		5,423,838
Payable on collateral due to broker	13,816,358	20,145,852	7,265,623		35,468,149
Options written, at value (premium received $288,970)	215,875	—	—		—
Payable for daily variation margin	116,750	175,750	39,750		—
Payable for dollar roll transactions	—	—	—		—
Accrued expenses	430,581	463,588	141,980		419,652

Total liabilities	17,616,104	20,785,190	7,761,077		41,361,221

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469

Net Assets Consist of:
Paid-in-capital	333,112,421	315,365,376	95,689,763		350,659,561
Net unrealized appreciation (depreciation) on investments, collateral, futures contracts and foreign currency translation	84,959,068	109,228,452	22,276,462		7,214,465
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	12,263,398	(1,136,887)	13,242,292		3,007,674
Undistributed net investment income (loss)	(577,249)	(58,147)	3,916		(791,231)

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469

Net Asset Value, Offering Price, and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$15.14	$15.06	$11.90		$14.29
Offering Price Per Share	$15.14	$15.06	$11.90		$14.29
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$15.14	$15.06	$11.90		$14.29
Offering Price Per Share	$16.06 *	$15.98 *	$12.63	*	$15.16 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	—	—	—		—
Offering Price Per Share	—	—	—		—
Net Assets:
Investor Class of Shares:	$426,888,321	$419,009,945	$129,649,925		$357,284,332
Advisor Class of Shares:	2,869,317	4,388,849	1,562,508		2,806,137
Institutional Class of Shares:	—	—	—		—

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469

Shares Outstanding:
Investor Class of Shares:	28,194,410	27,817,861	10,890,650		25,001,489
Advisor Class of Shares:	189,508	291,373	131,254		196,361
Institutional Class of Shares:	—	—	—		—

Total shares outstanding ($0.0001 par value)	28,383,918	28,109,234	11,021,904		25,197,850

Investments, at identified cost	$343,980,281	$313,409,112	$107,286,454		$353,406,065

  * Computation of offering price per share 100/94.25 of net asset value.

 ** Computation of offering price per share 100/95.25 of net asset value.

*** Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$85,655,957	$363,735,909	$394,017,859	$564,943,512	$113,478,803	$2,097,597,182
6,598,476	53,970,000	128,873,147	38,393,285	9,228,843	705,261,755

9,252,307	—	—	67,390,295	—	—
15,579	906	1,203	—	1,203	—

—	198,098	—	—	—	—
17,361	510,698	1,637,523	6,324,555	1,226,372	22,985,735
271,678	8,299,792	15,561,992	25,142,092	—	—

101,811,358	426,715,403	540,091,724	702,193,739	123,935,221	2,825,844,672

—	—	—	—	—	—
—	—	1,799,189	2,915,173	643,565	11,383,999
781,876	13,436,420	128,136,337	2,040,495	—	64,619,402
9,252,307	—	—	67,390,295	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	34,633,125	—	—	—
133,595	584,905	276,940	390,394	57,130	834,737

10,167,778	14,021,325	164,845,591	72,736,357	700,695	76,838,138

$91,643,580	$412,694,078	$375,246,133	$629,457,382	$123,234,526	2,749,006,534

91,612,369	451,852,521	377,494,068	654,852,303	129,736,892	2,749,006,534

(3,754,363)	(829,238)	6,342,433	6,480,790	755,953	—

3,998,432	(33,205,992)	(8,554,547)	(31,865,696)	(7,286,041)	—
(212,858)	(5,123,213)	(35,821)	(10,015)	27,722	—

$91,643,580	$412,694,078	$375,246,133	$629,457,382	$123,234,526	$2,749,006,534

$11.56	$11.76	$9.47	$9.38	$9.45	$1.00
$11.56	$11.76	$9.47	$9.38	$9.45	$1.00

$11.56	$11.77	$9.47	$9.38	$9.45	$1.00
$12.27 *	$12.49 *	$9.94 **	$9.85 **	$9.64 ***	$1.00

—	$11.80	—	—	—	$1.00
—	$11.80	—	—	—	$1.00

$89,820,971	$278,989,078	$373,377,183	$626,958,911	$123,167,949	$1,839,381,345
1,822,609	3,382,407	1,868,950	2,498,471	66,577	119,928,227
—	130,322,593	—	—	—	789,696,962

$91,643,580	$412,694,078	$375,246,133	$629,457,382	$123,234,526	$2,749,006,534

7,767,317	23,714,925	39,441,406	66,809,461	13,034,176	1,839,381,345
157,613	287,485	197,426	266,228	7,045	119,928,227
—	11,044,503	—	—	—	789,696,962

7,924,930	35,046,913	39,638,832	67,075,689	13,041,221	2,749,006,534

$96,008,796	$418,488,379	$516,548,573	$596,856,007	$121,951,693	$2,802,858,937

Six Months Ended February 28, 2001 (unaudited)

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund

Investment Income:
Interest income	$ 510,840	$ 917,666	$ 308,180	$ 1,523,894
Dividend income	4,295,658	1,580,851	536,423	242,452

Total income	4,806,498	2,498,517	844,603	1,766,346
Expenses:
Investment adviser fee	1,615,351	1,716,412	418,307	1,629,374
Shareholder services fees—
Investor Class of Shares	535,356	567,023	137,897	539,593
Advisor Class of Shares	3,095	5,114	1,539	3,531
Administrative fees	200,155	212,534	47,007	201,271
Custodian fees	33,935	35,283	11,155	34,122
Portfolio accounting fees	51,444	52,820	28,378	51,970
Transfer and dividend disbursing agent fees	55,665	66,230	49,272	63,975
Registration fees	12,553	7,627	8,372	3,674
Auditing fees	7,138	7,189	7,188	7,089
Legal fees	1,983	1,735	1,636	1,983
Printing and postage	10,411	12,394	8,924	10,212
Directors’ fees	2,727	2,727	2,704	2,727
Insurance premiums—
E&O/D&O	1,135	1,046	488	963
Default Insurance	—	—	—	—
Distribution services fees—
Advisor Class of Shares	3,095	5,114	1,539	3,531
Miscellaneous	4,159	8,923	5,343	7,093

Total expenses	2,538,202	2,702,171	729,749	2,561,108
Deduct—
Waiver of investment adviser fee	—	—	—	—
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—
Advisor Class of Shares	(3,095)	(5,114)	(1,539)	(3,531)

Total Waivers	(3,095)	(5,114)	(1,539)	(3,531)

Net expenses	2,535,107	2,697,057	728,210	2,557,577
Net investment income (net operating loss)	2,271,391	(198,540)	116,393	(791,231)
Net Realized and Unrealized Gain (Loss) on Investments, Collateral, Foreign Currency and Futures Contracts:
Net realized gain (loss) on investment transactions (identified cost basis)	18,097,948	2,524,404	14,698,079	9,665,969
Net realized loss on futures contracts (identified cost basis)	(3,180,060)	(1,294,156)	(826,965)	—
Net realized loss on foreign currency contracts (identified cost basis)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, collateral, futures contracts and foreign currency translation	3,614,501	(91,565,468)	4,563,176	(179,502,623)

Net realized and unrealized gain (loss) on investments, collateral, foreign currency and futures contracts	18,532,389	(90,335,220)	18,434,290	(169,836,654)

Change in net assets resulting from operations	$20,803,780	$(90,533,760)	$18,550,683	$(170,627,885)

(1)	Net of Foreign taxes withheld of $106,511.
(2)	Net of interest expense of $375,956

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 634,866	$ 691,502	$12,760,629 (2)	$21,339,331	$4,380,297	$74,741,113
75,550	1,145,088 (1)	—	—	—	—

710,416	1,836,590	12,760,629	21,339,331	4,380,297	74,741,113

606,988	2,253,208	1,378,344	1,855,468	368,921	1,693,219

149,552	390,008	457,339	770,360	152,849	2,240,764
2,195	4,146	2,108	2,752	23	152,216
53,931	201,329	170,487	279,853	60,631	612,935
12,140	133,459	30,775	43,322	12,297	125,279
28,840	70,070	47,286	57,808	24,908	100,326
37,101	63,176	72,368	65,656	19,752	177,702
6,400	16,353	10,592	10,435	8,528	51,273
7,090	8,561	7,139	7,003	6,296	7,595
1,883	3,964	1,735	2,231	1,487	6,693
9,419	19,308	9,916	8,428	4,462	24,788
2,726	2,723	2,726	2,705	2,704	2,726

524	962	852	1,324	505	7,434
—	—	—	—	—	106,081

2,195	4,146	2,108	2,752	23	182,659
4,485	9,381	7,979	14,949	2,283	18,861

925,469	3,180,794	2,201,754	3,125,046	665,669	5,510,551

—	(34,663)	(183,779)	(185,547)	(209,055)	(564,406)

—	—	(420,752)	(708,731)	(140,621)	—
(2,195)	(4,146)	(2,108)	(2,752)	(23)	—

(2,195)	(38,809)	(606,639)	(897,030)	(349,699)	(564,406)

923,274	3,141,985	1,595,115	2,228,016	315,970	4,946,145

(212,858)	(1,305,395)	11,165,514	19,111,315	4,064,327	69,794,968

10,783,187	(27,335,611)	4,875,818	(3,456,914)	(1,236,892)	—

(3,807,809)	—	—	—	—	—

—	(1,295,364)	—	—	—	—

(54,796,698)	(65,710,843)	5,718,270	18,786,277	4,394,093	—

(47,821,320)	(94,341,818)	10,594,088	15,329,363	3,157,201	—

$(48,034,178)	$(95,647,213)	$21,759,602	$34,440,678	$7,221,528	$69,794,968

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income (net operating loss)	$ 2,271,391	$ 7,141,771	$ (198,540)	$ 747,912
Net realized gain (loss) on investment transactions	18,097,948	2,233,598	2,524,404	18,273,661
Net realized gain (loss) on futures contracts	(3,180,060)	(1,956,160)	(1,294,156)	835,082
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, collateral, futures contracts and foreign currency translation	3,614,501	(26,557,016)	(91,565,468)	56,779,442

Change in net assets resulting from operations	20,803,780	(19,137,807)	(90,533,760)	76,636,097
Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(2,980,303)	(7,232,301)	(244,472)	(559,340)
Advisor Class of Shares	(17,039)	(21,149)	(2,222)	(1,908)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(2,914,298)	(42,937,425)	(21,252,430)	(23,537,005)
Advisor Class of Shares	(17,420)	(111,260)	(199,685)	(83,328)
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(5,929,060)	(50,302,135)	(21,698,809)	(24,181,581)
Capital Stock Transactions—
Proceeds from sale of shares	27,421,038	51,094,529	35,039,793	108,359,514
Net asset value of shares issued to shareholders in payment of distributions declared	4,135,041	45,336,115	21,230,998	23,343,663
Cost of shares redeemed	(42,598,769)	(139,115,322)	(34,449,544)	(78,290,306)

Change in net assets resulting from capital stock transactions	(11,042,690)	(42,684,678)	21,821,247	53,412,871

Change in net assets	3,832,030	(112,124,620)	(90,411,322)	105,867,387
Net Assets:
Beginning of period	425,925,608	538,050,228	513,810,116	407,942,729

End of period	$429,757,638	$425,925,608	$423,398,794	$513,810,116

Undistributed net investment income (loss) included in net assets at end of period	$ (577,249)	$ 148,702	$ (58,147)	$ 387,087

(See Notes which are an integral part of the Financial Statements)

n  Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Government Income Fund

Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000

$ 116,393	$ 951,740	$ (791,231)	$ (2,892,235)	$ (212,858)	$ (1,455,845)	$ (1,305,395)	$ (1,419,327)	$ 11,165,514	$ 21,143,682
14,698,079	7,204,028	9,665,969	94,084,907	10,783,187	12,195,721	(27,335,611)	48,386,644	4,875,818	(6,282,615)
(826,965)	(708,544)		1,161,174	(3,807,809)	(61,656)	—	—	—	—
—	—	—	—	—	—	(1,295,364)	42,214	—	—

4,563,176	1,264,711	(179,502,623)	119,851,804	(54,796,698)	46,005,960	(65,710,843)	34,520,660	5,718,270	6,364,707

18,550,683	8,711,935	(170,627,885)	212,205,650	(48,034,178)	56,684,180	(95,647,213)	81,530,191	21,759,602	21,225,774

(613,309)	(612,736)	—	—	—	—	—	(2,733,118)	(11,123,535)	(20,983,438)
(6,745)	(3,207)	—	—	—	—	—	(8,249)	(49,299)	(61,948)
—	—	—	—	—	—	—	(820,442)	—	—

(6,653,073)	(14,371,836)	(97,066,334)	(28,643,051)	(13,281,150)	(3,312,795)	(33,371,017)	(22,694,282)	—	—
(74,513)	(74,699)	(663,490)	(59,592)	(201,633)	(19,849)	(390,149)	(67,987)	—	—
—	—	—	—	—	—	(15,060,189)	(6,274,748)	—	—

(7,347,640)	(15,062,478)	(97,729,824)	(28,702,643)	(13,482,783)	(3,332,644)	(48,821,355)	(32,598,826)	(11,172,834)	(21,045,386)

22,118,111	23,950,177	48,186,015	231,402,879	25,283,571	100,142,944	141,849,627	947,444,950	34,597,881	307,099,408

7,028,726	14,540,874	96,392,647	28,303,949	13,289,856	3,289,762	47,791,410	30,622,693	5,760,706	12,678,694
(16,760,376)	(53,448,476)	(60,661,640)	(196,206,036)	(46,519,914)	(99,062,882)	(120,824,789)	(809,396,336)	(34,420,072)	(279,275,501)

12,386,461	(14,957,425)	83,917,022	63,500,792	(7,946,487)	4,369,824	68,816,248	168,671,307	5,938,515	40,502,601

23,589,504	(21,307,968)	(184,440,687)	247,003,799	(69,463,448)	57,721,360	(75,652,320)	217,602,672	16,525,283	40,682,989

107,622,929	128,930,897	544,531,156	297,527,357	161,107,028	103,385,668	488,346,398	270,743,726	358,720,850	318,037,861

$131,212,433	$107,622,929	$360,090,469	$544,531,156	$91,643,580	$161,107,028	$412,694,078	$488,346,398	$375,246,133	$358,720,850

$ 3,916	$ 507,577	$ (791,231)	—	$(212,858)	—	$ (5,123,213)	$ (3,817,818)	$ (35,821)	$ (28,501)

Statements of Changes in Net Assets

	Intermediate Bond Fund		Short-Term Income Fund		Money Market Fund

	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 19,111,315	$ 37,991,992	$ 4,064,327	$ 8,624,412	$ 69,794,968	$ 107,507,525
Net realized loss on investment transactions	(3,456,914)	(3,684,098)	(1,236,892)	(961,032)	—	—
Net change in unrealized appreciation (depreciation) of investments and collateral	18,786,277	2,420,621	4,394,093	(1,939,514)	—	—

Change in net assets resulting from operations	34,440,678	36,728,515	7,221,528	5,723,866	69,794,968	107,507,525
Distributions to Shareholders—
Distributions to shareholders from net investment income:
Investor Class of Shares	(19,049,913)	(37,717,011)	(4,061,610)	(8,574,095)	(55,273,014)	(97,455,147)
Advisor Class of Shares	(65,429)	(94,507)	(583)	—	(3,573,969)	(7,473,721)
Institutional Class of Shares	—	—	—	—	(10,947,985)	(2,578,657)

Change in net assets resulting from distributions to shareholders	(19,115,342)	(37,811,518)	(4,062,193)	(8,574,095)	(69,794,968)	(107,507,525)
Capital Stock Transactions—
Proceeds from sale of shares	54,864,579	119,622,028	13,987,727	149,710,835	4,303,138,900	6,665,307,146
Net asset value of shares issued to shareholders in payment of dividends declared	7,350,813	16,258,636	1,898,262	4,863,722	14,230,772	29,925,093
Cost of shares redeemed	(63,031,707)	(119,772,442)	(18,314,008)	(164,163,724)	(3,627,728,643)	(6,417,958,941)

Change in net assets resulting from capital stock transactions	(816,315)	16,108,222	(2,428,019)	(9,589,167)	689,641,029	277,273,298

Change in net assets	14,509,021	15,025,219	731,316	(12,439,396)	689,641,029	277,273,298
Net Assets:
Beginning of period	614,948,361	599,923,142	122,503,210	134,942,606	2,059,365,505	1,782,092,207

End of period	$629,457,382	$614,948,361	$123,234,526	$122,503,210	$ 2,749,006,534	$ 2,059,365,505

Undistributed net investment income (loss) included in net assets at end of period	$ (10,015)	$ (5,988)	$ 27,722	$ 25,588	—	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

											Ratios to Average Net Assets
Year Ended August 31,	Net asset value, beginning of period	Net investment income/ net (operating loss)		Net realized and unrealized gain/(loss) on investments, collateral, futures contracts, and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, futures contracts, and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income/ (operating loss)		Expense waiver(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

Equity Income Fund
1999(3)	$ 15.88	0.16		0.81	0.97	(0.14)	—	(0.14)	$16.71	6.13%	1.17	%(6)	1.68	%(6)	0.25	%(6)	$ 755	72%
2000	$ 16.71	0.23		(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$14.62	(2.80%)	1.16%		1.55%		0.25%		$ 2,081	98%
2001(4)	$ 14.62	0.08	(6)	0.64	0.72	(0.10)	(0.10)	(0.20)	$15.14	4.97%	1.18	%(6)	1.07	%(6)	0.25	%(6)	$ 2,869	39%
Large-Cap Growth & Income Fund
1999(3)	$ 16.34	0.02		1.14	1.16	(0.02)	—	(0.02)	$17.48	7.08%	1.20	%(6)	0.15	%(6)	0.25	%(6)	$ 912	32%
2000	$ 17.48	0.03		2.72	2.75	(0.02)	(0.99)	(1.01)	$19.22	16.35%	1.18%		0.14%		0.25%		$ 3,615	71%
2001(4)	$ 19.22	(0.01)		(3.33)	(3.34)	(0.01)	(0.81)	(0.82)	$15.06	(17.65%)	1.18	%(6)	(0.09	%)(6)	0.25	%(6)	$ 4,389	26%
Mid-Cap Value Fund
1999(3)	$ 10.77	0.05		0.62	0.67	(0.04)	—	(0.04)	$11.40	6.22%	1.26	%(6)	0.71	%(6)	0.25	%(6)	$ 356	90%
2000	$ 11.40	0.09		0.79	0.88	(0.05)	(1.38)	(1.43)	$10.85	9.29%	1.33%		1.04%		0.25%		$ 1,054	94%
2001(4)	$ 10.85	0.01		1.80	1.81	(0.06)	(0.70)	(0.76)	$11.90	17.64%	1.31	%(6)	0.22	%(6)	0.25	%(6)	$ 1,563	70%
Mid-Cap Growth Fund
1999(3)	$ 15.13	(0.02)		2.17	2.15	—	—	—	$17.28	14.21%	1.21	%(6)	(0.74	%)(6)	0.25	%(6)	$ 278	173%
2000	$ 17.28	(0.16	)(5)	12.00	11.84	—	(1.69)	(1.69)	$27.43	71.91%	1.18%		(0.63%)		0.25%		$ 2,726	108%
2001(4)	$ 27.43	(0.03)		(8.14)	(8.17)	—	(4.97)	(4.97)	$14.29	(31.48%)	1.18	%(6)	(0.35	%)(6)	0.25	%(6)	$ 2,806	54%
Small-Cap Growth Fund
1999(3)	$ 12.73	(0.02)		(0.33)	(0.35)	—	—	—	$12.38	(2.75%)	1.59	%(6)	(1.03	%)(6)	0.25	%(6)	$ 394	219%
2000	$ 12.38	(0.18	)(5)	7.03	6.85	—	(0.41)	(0.41)	$18.82	56.14%	1.59%		(1.02%)		0.25%		$ 1,771	105%
2001(4)	$ 18.82	(0.03	)(5)	(5.60)	(5.63)	—	(1.63)	(1.63)	$11.56	(30.43%)	1.52	%(6)	(0.39	%)(6)	0.25	%(6)	$ 1,823	133%
International Stock Fund
1999(3)	$ 12.69	0.00	(7)	1.14	1.14	—	—	—	$13.83	8.98%	1.50	%(6)	0.13	%(6)	0.27	%(6)	$ 429	182%
2000	$ 13.83	(0.05	)(5)	4.08	4.03	(0.17)	(1.36)	(1.53)	$16.33	28.11%	1.51%		(0.32%)		0.27%		$ 2,184	255%
2001(4)	$ 16.33	(0.02)		(2.93)	(2.95)	—	(1.61)	(1.61)	$11.77	(19.22%)	1.47	%(6)	(0.65	%)(6)	0.27	%(6)	$ 3,382	103%
Government Income Fund
1999(3)	$ 9.61	0.34		(0.39)	(0.05)	(0.34)	—	(0.34)	$ 9.22	(0.56%)	1.09	%(6)	5.55	%(6)	0.36	%(6)	$ 754	232%
2000	$ 9.22	0.55		(0.02)	0.53	(0.55)	—	(0.55)	$ 9.20	5.96%	1.08%		6.06%		0.35%		$ 1,491	192%
2001(4)	$ 9.20	0.23		0.31	0.54	(0.27)	—	(0.27)	$ 9.47	5.95%	1.10	%(6)	5.85	%(6)	0.35	%(6)	$ 1,869	105%
Intermediate Bond Fund
1999(3)	$ 9.53	0.35		(0.36)	(0.01)	(0.35)	—	(0.35)	$ 9.17	(0.09%)	0.94	%(6)	5.79	%(6)	0.31	%(6)	$ 953	181%
2000	$ 9.17	0.55		(0.01)	0.54	(0.55)	—	(0.55)	$ 9.16	6.10%	0.93%		6.12%		0.31%		$ 1,969	243%
2001(4)	$ 9.16	0.27		0.22	0.49	(0.27)	—	(0.27)	$ 9.38	5.45%	0.95	%(6)	5.96	%(6)	0.31	%(6)	$ 2,498	148%
Short-Term Income Fund
2001(8)	$ 9.26	0.20		0.19	0.39	(0.20)	—	(0.20)	$ 9.45	4.19%	0.74	%(6)	6.49	%(6)	0.59	%(6)	$ 67	31%
Money Market Fund
1996	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.07%	0.71%		4.92%		0.26%		$ 84,711	—
1997	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.04%	0.71%		4.93%		0.26%		$ 89,485	—
1998	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.19%	0.71%		5.12%		0.25%		$105,125	—
1999	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	4.67%	0.71%		4.57%		0.25%		$118,352	—
2000	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.56%	0.74%		5.44%		0.16%		$140,787	—
2001(4)	$ 1.00	0.03		—	0.03	(0.03)	—	(0.03)	$ 1.00	2.95%	0.76	%(6)	5.87	%(6)	0.05	%(6)	$119,928	—

(1)  Based on net asset value.

(2)  This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3)  Reflects operations for the period from December 31, 1998 (start of performance) to August 31, 1999.

(4)  Six months ended February 28, 2001 (unaudited).

(5)  Per share information is based on average shares outstanding.

(6)  Computed on an annualized basis.

(7)  Amount represents less than $0.01 per share.

(8)  Reflects operations for the period from October 31, 2000 (start of performance) to February 28, 2001 (unaudited).

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Notes to Financial Statements

1. Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) ten of which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund (“Equity Income Fund”)	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund (“Large-Cap Growth & Income Fund”)	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	To provide capital appreciation.
Marshall Government Income Fund (“Government Income Fund”)	To provide current income.
Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	To maximize total return consistent with current income.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.
Marshall Money Market Fund (“Money Market Fund”)	To provide current income consistent with stability of principal.

        The Funds are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. Effective October 31, 2000, Short-Term Income Fund began offering a second class of shares, Advisor Class of Shares. Money Market Fund and International Stock Fund are offered in three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The Financial Highlights of Investor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser (or sub-advisor with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expense of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Marshall Funds

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Federal Taxes—It is the Funds’ policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund’s understanding of the applicable country’s tax rules and rates.

        At August 31, 2000, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Total Capital Loss Carryforward
Government IncomeFund	$ —	$ —	$ —	$385,369	$ —	$ —	$9,773,009	$10,158,378
Intermediate Bond Fund	—	15,540,740	6,100,494	—	—	—	2,990,074	24,631,308
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	5,096,254

        When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Futures Contracts—Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

        At February 28, 2001, Mid-Cap Growth Fund and Small-Cap Growth Fund had no outstanding futures contracts.

        At February 28, 2001, the Equity Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	20 S&P 500	Long	($402,071)

        At February 28, 2001, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	30 S&P 500	Long	($1,091,294)

        At February 28, 2001, the Mid-Cap Value Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	15 S&P 400	Long	($89,439)

        Written Options Contracts—Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2001, the Fund had $594,366 in realized gains on written options.

Notes to Financial Statements (continued)

        The following is a summary of the Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/00	1,495	$ 435,625
Options written	8,310	1,005,513
Options expired	(3,900)	(558,808)
Options closed	(2,665)	(593,360)
Outstanding @ 2/28/01	3,240	$ 288,970

        At February 28, 2001, the Fund had the following outstanding options:

Contact	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation/ Depreciation
Bausch & Lomb, Inc.	Call	March 2001	$55.00	385	$46,200	$ 2,693
Comerica, Inc.	Call	March 2001	65.00	260	21,450	6,369
Duke Energy Co.	Call	March 2001	45.00	450	13,500	12,599
Electronic Data Sys. Corp.	Call	March 2001	70.00	350	17,500	6,299
FPL Group, Inc.	Call	March 2001	70.00	375	22,500	(6,376)
Northrop Grunman Corp.	Call	March 2001	95.00	220	42,350	20,788
Reliant Energy, Inc.	Call	March 2001	45.00	450	23,625	13,724
Hewlett Packard Co.	Put	March 2001	25.00	500	22,500	(8,500)
Lilly (Eli) & Co.	Put	March 2001	70.00	250	6,250	25,499

Net Unrealized Appreciation on Written Options Contracts						$73,095

        Foreign Exchange Contracts—International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 2001, International Stock Fund had no outstanding foreign exchange contracts.

        Foreign Currency Translation—The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Dollar Roll Transactions—The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

        Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the

Marshall Funds

securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds’ participation in the securities lending program.

        As of February 28, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$13,164,928	$13,816,358	$13,816,358
Large-Cap Growth & Income Fund	19,195,992	20,145,852	20,145,852
Mid-Cap Value Fund	6,923,055	7,265,623	7,265,623
Mid-Cap Growth Fund	33,795,855	35,468,149	35,468,149
Small-Cap Growth Fund	8,816,069	9,252,307	9,252,307
Intermediate Bond Fund	64,212,898	67,390,295	67,390,295

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds’ pricing committee.

        Other—Investment transactions are accounted for on a trade date basis.

3.    Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2001, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 333,112,421
Large-Cap Growth & Income Fund	315,365,376
Mid-Cap Value Fund	95,689,763
Mid-Cap Growth Fund	350,659,561
Small-Cap Growth Fund	91,612,369
International Stock Fund	451,852,521
Government Income Fund	377,494,068
Intermediate Bond Fund	654,852,303
Short-Term Income Fund	129,736,892
Money Market Fund	2,749,006,534

        Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,755,219	$ 26,586,038	3,417,554	$ 49,569,549	1,946,773	$ 33,208,924	6,254,839	$105,731,165
Shares issued to shareholders in payment of distributions declared	270,624	4,101,568	3,121,829	45,203,975	1,309,931	21,031,422	1,337,559	23,258,505
Shares redeemed	(2,816,183)	(42,446,946)	(9,715,372)	(138,911,369)	(1,982,905)	(34,185,432)	(4,337,111)	(78,011,838)

Net change resulting from Investor Class of Shares transactions	(790,340)	$(11,759,340)	(3,175,989)	$ (44,137,845)	1,273,799	$ 20,054,914	3,255,287	$ 50,977,832

Notes to Financial Statements (continued)

	Equity Income Fund				Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,017	$ 835,000	101,550	$ 1,524,980	107,059	$ 1,830,869	146,603	$ 2,628,349
Shares issued to shareholders in payment of distributions declared	2,205	33,473	9,133	132,140	12,431	199,576	4,896	85,158
Shares redeemed	(10,021)	(151,823)	(13,558)	(203,953)	(16,196)	(264,112)	(15,602)	(278,468)

Net change resulting from Advisor Class of Shares transactions	47,201	$ 716,650	97,125	$ 1,453,167	103,294	$ 1,766,333	135,897	$ 2,435,039

Net change resulting from Fund Share transactions	(743,139)	$(11,042,690)	(3,078,864)	$(42,684,678)	1,377,093	$ 21,821,247	3,391,184	$ 53,412,871

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,911,185	$21,735,029	2,338,505	$23,264,232	2,284,900	$ 46,881,267	9,474,299	$229,362,149
Shares issued to shareholders in payment of distributions declared	662,407	6,950,464	1,492,461	14,463,035	6,070,364	95,729,754	1,383,854	28,244,451
Shares redeemed	(1,500,947)	(16,674,342)	(5,293,269)	(53,365,756)	(3,105,904)	(60,515,558)	(8,310,246)	(196,109,010)

Net change resulting from Investor Class of Shares transactions	1,072,645	$12,011,151	(1,462,303)	$(15,638,489)	5,249,360	$ 82,095,463	2,547,907	$ 61,497,590

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,550	$ 383,082	65,730	$ 685,945	63,761	$ 1,304,748	84,227	$ 2,040,730
Shares issued to shareholders in payment of distributions declared	7,449	78,262	8,026	77,839	42,035	662,893	2,915	59,498
Shares redeemed	(7,843)	(86,034)	(7,850)	(82,720)	(8,825)	(146,082)	(3,854)	(97,026)

Net change resulting from Advisor Class of Shares transactions	34,156	$ 375,310	65,906	$ 681,064	96,971	$ 1,821,559	83,288	$ 2,003,202

Net change resulting from Fund Share transactions	1,106,801	$12,386,461	(1,396,397)	$(14,957,425)	5,346,331	$ 83,917,022	2,631,195	$ 63,500,792

	Small-Cap Growth Fund				International Stock Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,658,047	$24,475,460	5,638,764	$98,910,918	7,104,216	$105,438,186	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	1,065,834	13,088,446	215,985	3,270,019	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(3,424,578)	(46,395,785)	(5,706,473)	(98,875,452)	(7,368,762)	(111,248,891)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	(700,697)	$ (8,831,879)	148,276	$ 3,305,485	2,205,274	$ 27,161,390	1,969,016	$ 38,663,089

Marshall Funds

	Small-Cap Growth Fund				International Stock Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	56,062	$ 808,111	73,245	$1,232,026	140,386	$ 2,174,675	108,079	$ 1,787,392
Shares issued to shareholders in payment of distributions declared	16,402	201,410	1,304	19,743	28,816	384,702	4,262	76,381
Shares redeemed	(8,970)	(124,129)	(12,240)	(187,430)	(15,490)	(218,430)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	63,494	885,392	62,309	$1,064,339	153,712	$ 2,340,947	102,795	$ 1,715,454

Net change resulting from Fund Share transactions	(637,203)	$(7,946,487)	210,585	$4,369,824

					International Stock Fund

					Six Months Ended February 28, 2001		Year Ended August 31, 2000(1)

Institutional Class of Shares					Shares	Amount	Shares	Amount
Shares sold					2,363,300	$34,236,766	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared					1,078,820	14,434,613	382,886	6,861,311
Shares redeemed					(647,922)	(9,357,468)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions					2,794,198	$39,313,911	8,250,305	$128,292,764

Net change resulting from Fund Share transactions					5,153,184	$68,816,248	10,322,116	$168,671,307

	Government Income Fund				Intermediate Bond Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,664,418	$ 34,157,498	33,650,182	$306,230,995	5,875,385	$ 54,283,127	12,982,279	$ 118,238,473
Shares issued to shareholders in payment of distributions declared	614,125	5,727,733	1,384,984	12,631,038	789,293	7,300,324	1,773,855	16,166,686
Shares redeemed	(3,668,716)	(34,275,412)	(30,628,885)	(279,090,091)	(6,801,675)	(62,873,476)	(13,102,959)	(119,312,650)

Net change resulting from Investor Class of Shares transactions	609,827	$ 5,609,819	4,406,281	$ 39,771,942	(136,997)	$ (1,290,025)	1,653,175	$ 15,092,509

	Government Income Fund				Intermediate Bond Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,233	$ 440,383	95,258	$ 868,413	62,852	$ 581,452	151,573	$ 1,383,555
Shares issued to shareholders in payment of distributions declared	3,535	32,973	5,226	47,656	5,458	50,489	10,092	91,950
Shares redeemed	(15,461)	(144,660)	(20,219)	(185,410)	(17,090)	(158,231)	(50,489)	(459,792)

Net change resulting from Advisor Class of Shares transactions	35,307	$ 328,696	80,265	$ 730,659	51,220	$ 473,710	111,176	$ 1,015,713

Net change resulting from Fund Share transactions	645,134	$ 5,938,515	4,486,546	$ 40,502,601	(85,777)	$ (816,315)	1,764,351	$ 16,108,222

Notes to Financial Statements (continued)

	Short-Term Income Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,497,012	$13,921,764	16,125,165	$ 149,710,835
Shares issued to shareholders in payment of distributions declared	203,489	1,897,996	522,944	4,863,722
Shares redeemed	(1,965,744)	(18,314,008)	(17,696,882)	(164,163,724)

Net change resulting from Investor Class of Shares transactions	(265,243)	$ (2,494,248)	(1,048,773)	$ (9,589,167)

	Short-Term Income Fund

	Period Ended February 28, 2001(2)

Advisor Class of Shares	Shares	Amount
Shares sold	7,017	$ 65,963
Shares issued to shareholders in payment of distributions declared	28	266
Shares redeemed	—	—

Net change resulting from Advisor Class of Shares transactions	7,045	$ 66,229

Net change resulting from Fund Share transactions	(258,198)	$ (2,428,019)

	Money Market Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,801,427,033	$ 2,801,427,033	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	10,767,453	10,767,453	22,531,652	22,531,652
Shares redeemed	(2,749,482,297)	(2,749,482,297)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares transactions	62,712,189	$ 62,712,189	112,929,239	$ 112,929,239

	Money Market Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	246,415,277	$ 246,415,277	675,776,335	$ 675,776,335
Shares issued to shareholders in payment of distributions declared	3,067,778	3,067,778	7,393,438	7,393,438
Shares redeemed	(270,342,147)	(270,342,147)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares transactions	(20,859,092)	$ (20,859,092)	22,435,029	$ 22,435,029

	Money Market Fund

	Six Months Ended February 28, 2001		Period Ended August 31, 2000(3)

Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,255,296,590	$ 1,255,296,590	448,293,292	$ 448,293,292
Shares issued to shareholders in payment of distributions declared	395,541	395,541	3	3
Shares redeemed	(607,904,199)	(607,904,199)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares transactions	647,787,932	$ 647,787,932	141,909,030	$ 141,909,030

Net change resulting from Fund Share transactions	689,641,029	$ 689,641,029	277,273,298	$ 277,273,298

(1)	For the period from September 1, 1999 (start of performance) to August 31, 2000.
(2)	For the period from October 31, 2000 (start of performance) to February 28, 2001.
(3)	For the period from April 3, 2000 (start of performance) to August 31, 2000.

Marshall Funds

4.    Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (“M&I”) Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

        International Stock Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Corporation for the period except for Small-Cap Growth Fund, which is based on the Fund’s average daily net assets. Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Distribution Services Fee—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund’s Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class of Shares (except Money Market Fund’s Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund’s Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion. Effective April 1, 2000, the Money Market Fund changed its shareholder service fee from 0.02% to 0.25%.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Notes to Financial Statements (continued)

        Portfolio Accounting Fees—FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

        Custodian Fees—M&I Trust Company is the Funds’ custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

        Organizational Expenses—Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund’s effective date. For the six months ended February 28, 2001, the Funds expensed the following pursuant to this agreement:

Fund	Organizational Expenses	Organizational Expenses Paid
Small Cap Growth Fund	$35,592	$7,153

        Interfund Transactions—During the six months ended February 28, 2001, Government Income Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These sale transactions complied with Rule 17a7 under the Act and were as follows:

Fund	Purchases	Sales
Government Income Fund	$0	$7,555,000

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

        Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$165,282,262	$180,504,634
Large-Cap Growth & Income Fund	112,819,644	116,108,694
Mid-Cap Value Fund	73,034,989	81,044,499
Mid-Cap Growth Fund	219,984,455	252,616,980
Small-Cap Growth Fund	147,145,388	169,601,593
International Stock Fund	435,529,356	453,411,105
Government Income Fund	385,472,680	385,543,923
Intermediate Bond Fund	851,895,675	867,040,764
Short-Term Income Fund	38,926,761	32,684,709

        Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales
Government Income Fund	$546,090,395	$500,267,077
Intermediate Bond Fund	718,677,236	625,606,302

Directors John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	Officers John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-580-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Federated Securities Corp., Distributor G01126-02(4/01)
Marshall Funds, Inc.

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Investor Class of Shares

(Class Y)

  Marshall Equity Income Fund
  Marshall Large-Cap Growth & Income Fund
  Marshall Mid-Cap Value Fund
  Marshall Mid-Cap Growth Fund
  Marshall Small-Cap Growth Fund
  Marshall International Stock Fund
  Marshall Government Income Fund
  Marshall Intermediate Bond Fund
  Marshall Intermediate Tax-Free Fund
  Marshall Short-Term Income Fund
  Marshall Money Market Fund

[Graphic Representation Omitted--See Appendix]

FEBRUARY 28, 2001

President's Message	1
Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Intermediate Tax-Free Fund	18
Marshall Short-Term Income Fund	20
Marshall Money Market Fund	22
Financial Information
Portfolio of Investments	23
Marshall Equity Income Fund	23
Marshall Large-Cap Growth & Income Fund	25
Marshall Mid-Cap Value Fund	26
Marshall Mid-Cap Growth Fund	27
Marshall Small-Cap Growth Fund	28
Marshall International Stock Fund	29
Marshall Government Income Fund	32
Marshall Intermediate Bond Fund	33
Marshall Intermediate Tax-Free Fund	35
Marshall Short-Term Income Fund	39
Marshall Money Market Fund	41
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	54
Directors & Officers	64

[Graphic Representation Omitted - See Appendix]

Dear Marshall Funds Shareholder,

Critics of the mutual fund industry are loudest in times like these. The markets are down and the economy’s direction is uncertain. The problems associated with opportunistic fund creation, loosely defined investment objectives, and ill-timed promotion of fund performance creates broad dissatisfaction of, and growing skepticism by, shareholders.

We are pleased with taking a different approach to investing with our clients and want to make sure you know that we offer many ways of delivering sound investment advice at M&I. In fact, we strongly recommend the use of any experienced financial adviser. If you have one, stick with them and seek their counsel during these times.

The vast majority of Marshall Fund shareholders, however, are shareholders because of M&I’s approach to meeting their investment needs. Whether you work directly with our Trust Portfolio Managers, M&I Financial Advisors, Marshall Funds Services or M&I 401-k Services, our approach is grounded in the fundamentals of investing.

These fundamentals include understanding your financial goals, learning your acceptance of the effects of market volatility on your portfolio, creating a broadly diversified portfolio of investments, and managing our Funds and similar investment services in a manner consistent with their names and investment objectives.

Our approach takes some of the mystery out of investing. While we cannot be certain of the short-term direction of the markets, we can avoid a number of current investor concerns.

If you are investing on your own, you may end up asking questions like the following. Why did I get caught up buying so many technology stocks? Why are all of my funds moving in tandem? Why aren’t my funds performing as expected in these markets? Have my funds remained true to their investment style? Do I have both growth and value styles working for me? Why don’t I own any bonds to reduce my portfolio volatility? Should I be invested entirely in the money market fund? M&I investment professionals are here to help you answer the questions that these markets create.

In volatile times, investors should not have to go it alone. We have built our organization by helping a wide range of investors reach their financial goals. We view our role as much more than just managing good investment products. Please do not hesitate to contact your M&I investment representative, or call us directly at 1-800-236-3863.

As always, we thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser

President

1

Semi-Annual Report—Commentary

Marshall Equity Income Fund

The Marshall Equity Income Fund seeks to provide capital appreciation and above-average dividend income through a conservative and disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The Fund’s investments are structured in an attempt to produce a portfolio that yields at least 100 basis points (1%) more than the Standard & Poor’s 500 Index (S&P 500).*

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 4.97%,** while the Lipper Equity Income Funds Index (LEIFI) returned 0.61% and the S&P 500 returned (17.84%).*

A Tug-of-War

Over the reporting period, the markets have been caught in a tug-of-war, pulled both by the benefits of falling interest rates and by the negative impact of declining corporate earnings in major sectors across the economy. Technology stocks continue to struggle, though the risk/reward balance among these stocks is improving as valuations become more reasonable.

Although the environment has been challenging in recent months, some of the building blocks of a recovery already seem to be falling into place. The Federal Reserve Board (the “Fed”) continues to cut interest rates, while the Bush Administration promotes its tax-cut plan to Congress. These two moves offer considerable economic stimulus, the benefits of which should become apparent in future months—even if not as quickly as many would like.

Much of the reason for the Fund’s outperformance relative to both its Lipper group and the S&P 500 is its position in defensive stocks. These include food, consumer staples, and drug stocks, which have gained some appeal through their more stable levels of earnings growth. Once high-flying sectors have tumbled as their ability to sustain and improve earnings has come into serious question.

Disciplined Style is the Key

In this environment, remaining true to our disciplined investing style is essential. We’re very excited, in fact, because after years of growth-driven markets, we are now in a period where value matters. And historically, shifts in growth versus value cycles have lasted for several years.

We’ve positioned this Fund in a way that we believe will allow it to do well regardless of which specific sectors do well. We keep the portfolio broadly diversified; rather than trying to make big bets on individual sectors, we focus on finding stocks in all sectors that have appealing characteristics. Among the factors we look for are attractive valuations, solid earnings sustainability, and potentially positive earnings revisions.

Looking forward, we anticipate that consumer cyclical stocks, including basic materials, chemical, and paper stocks, will be in a position to perform well as the economy begins to move toward recovery. In addition, capital goods stocks, such as Caterpillar and General Electric, could also contribute a favorable performance. Even some tech stocks, such as Hewlett-Packard and Motorola, show promise, as they currently trade at significant discounts to historic levels and offer greater potential for improving earnings than do some of their more speculative counterparts.

Sincerely,

/s/ Bruce P. Hutson

Bruce P. Hutson

Co-Manager, Marshall Equity Income Fund

/s/ David Abitz

David J. Abitz, CFA

Co-Manager, Marshall Equity Income Fund

[PHOTO OF BRUCE P. HUTSON]

[PHOTO OF DAVID ABITZ]

2

Marshall Equity Income Fund

[Graphic Representations Omitted—See Appendix]

*

The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

3

Semi-Annual Report—Commentary

Marshall Large-Cap Growth
& Income Fund

The Marshall Large-Cap Growth & Income Fund invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (17.65%).* Over the same time period, the Standard & Poor’s 500 Index (S&P 500) returned (17.84%) and the Lipper Large-Cap Value Funds Index (LLCVFI) returned (5.20%).** Lipper categorizes the Fund as “Large Value” because the technology growth stocks were underweighted in the Fund for a long time. The Fund is managed as a large-cap core portfolio with the S&P 500 as its true benchmark.

Technology Out of Favor

The reporting period was marked by a dramatic slowing in corporate earnings, most notably in the technology sector. Investors quickly turned away from these stocks, driving their valuations sharply down. Early in the period, the Fund was underweighted in technology, but underperformed due to the cyclical nature of the companies held. Later in the period, those same names outperformed.

A Barbell Approach

The Fund is currently positioned in most of the important industry sectors within the stock market, and mostly focuses on those companies exhibiting growth characteristics.

We are balancing a technology weighting against more defensive holdings such as health care, financials and consumer staples. In recent months, we have added to our position in selected technology stocks, taking advantage of the values now available in the market due to the corrections some of these stocks have suffered. We are now overweighted in technology relative to the S&P 500, emphasizing those technology companies that offer relatively low degrees of earnings risk and selling at historically low valuations versus the overall market.

On the other end of the barbell, the Fund continues to hold large positions in defensive sectors such as health care, pharmaceuticals, consumer nondurables, and financial services.

Looking Forward

As the economy works its way through this historical slowdown in earnings, it will become more timely to increase exposure to the more economically sensitive areas of the market, although this may take some time.

Sincerely,

/s/ William J. O’Connor

William J. O’Connor, CFA

Manager, Marshall Large-Cap Growth & Income Fund

[PHOTO OF WILLIAM J. O’CONNOR]

4

Marshall Large-Cap Growth & Income Fund

[Graphic Representations Omitted—See Appendix]

*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**

The S&P 500 and the LLCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

5

Semi-Annual Report—Commentary

Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).* The Adviser generally selects companies that exhibit traditional value characteristics, such as low price/earnings ratios, higher-than-average dividend yields, or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 17.64%.** For the same period, the S&P 400 Index returned (7.95%), while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 1.14%.*

The turnaround in value stocks we discussed in our previous report was magnified in the most recent six-month period. During the past six months, the Fund has benefited as investors have retreated from the troubled technology sector (a sector we have underweighted) and moved more forcefully into more defensive sectors, such as health care, energy, and financial services. These are areas that we had significant positions in, as they were consistent with our value approach to investing.

Why Value Succeeded

During the six-month reporting period, there has in essence been a race between declining interest rates and declining corporate profitability: the Federal Reserve has sought to ease interest rates at a pace sufficient to overcome the impact of slowing economic growth on corporate profitability. Through February, however, earnings were still declining, and in fact appeared to be accelerating downward. The impact of this earnings downturn on technology stocks has been particularly devastating, as these stocks entered the period with quite high valuations.

This Fund outperformed largely because we stayed true to our value discipline; weren’t lured away by more glamorous Internet and other technology stocks. In fact, we believe this firm dedication to the value style largely drove our strong outperformance of our Lipper group average.

Looking Ahead

Clearly we are in the midst of a challenging investment environment. We do expect, however, that we should begin to see positive effects from the Fed’s interest rate cuts. Investor psychology should begin to shed some of its current gloom, and corporate earnings should begin to pull out from their declines.

In this type of environment, value stocks such as basic materials, capital goods, and financial services have historically tended to perform well, and we maintain sufficient weightings in these areas. In addition, while technology is not generally considered a value sector, we are identifying some tech companies that could be poised for recovery as the economic slowdown winds down, and the economy begins to regain strength.

Consistent with our bottom-up approach to investing, we are not strongly favoring any sector or sectors. And while we anticipate that the Fed’s activity will have a positive impact on the economy in the coming months, we are not attempting to predict the timing or degree of that recovery. Rather, we are dedicated to our disciplined approach for selecting individual stocks, regardless of category, that we believe have strong potential to appreciate over the next few years.

Thank you for your support.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey

Manager, Marshall Mid-Cap Value Fund

[Photo of Matthew B. Fahey]

6

Marshall Mid-Cap Value Fund

[Graphic Representations Omitted—See Appendix]

*

The S&P 400 and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

7

Semi-Annual Report—Commentary

Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks with market capitalizations within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).*

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (31.48%),** compared with (36.09%) for the Lipper Mid-Cap Growth Funds Index (LMCGFI) and (7.95%) for the S&P 400.*

During the six-month reporting period, the market has broadened as investors continue to exit technology and telecommunications holdings. Diminished revenue and earnings visibility for technology shares has investors returning to old economy segments including cyclicals, retailers, and financials. However, in light of the sharp rotation, new market leadership has not emerged. We believe that the best approach to this type of environment is our bottom-up style of investing.

Positioned for a Challenging Environment

The current business and market conditions have led us to take a two-pronged approach. On the one hand, we have sought companies with greater revenue and earnings visibility. Companies in this group range from transaction processors to cable companies. On the other hand, we continue to hold companies with greater growth opportunities and increasingly attractive valuations.

One company that we believe satisfies both criteria is Tetra Tech, Inc. Tetra Tech is an engineering company focused on three distinct markets. The company’s environmental business accounts for nearly half of revenues. This business has produced solid single digit growth with great long range visibility, as much of the work is done for the federal government. The remainder of the business is in the communications and power markets. These markets have provided strong double digit organic growth. Tetra Tech should maintain its trend of greater than 20% revenue and earnings growth for the foreseeable future.

Sincerely,

/s/ Michael D. Groblewski

Michael D. Groblewski, CFA

Manager, Marshall Mid-Cap Growth Fund

[PHOTO OF MICHAEL D. GROBLEWSKI]

8

Marshall Mid-Cap Growth Fund

[Graphic Representations Omitted—See Appendix]

*

The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

9

Semi-Annual Report—Commentary

Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-capitalization companies* similar in size to those within the Russell 2000 Index (Russell 2000).**

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (30.43%).*** Over the same period, the Russell 2000 returned (11.17%), and the Lipper Small-Cap Funds Index (LSCFI) returned (22.33%).** The Fund’s performance was in line with that of our Lipper peer group, but its underperformance relative to the Russell 2000 reflects that index’s significantly lower technology weighting.

Consumer Exposure Increased

Prior to October 2000, the Fund was significantly over-weighted towards technology holdings. When we began managing the Fund in October, we began to reduce the fund’s technology exposure, and began replacing those holdings with consumer stocks that are not as sensitive to the decelerating U.S. economy. Consumer stocks now make up about 30% of the portfolio, including approximately 10% of assets in retail stocks. We are favoring selected retail stocks because growth in consumer spending is typically necessary to resume economic growth—and as this spending begins to climb, retailers are the first to benefit. Other consumer areas we’re investing in are leisure-oriented stocks, such as health club operators, video-game producers, and gaming companies.

Energy now represents about 10% of fund assets, a position that reflects an increase from six months ago but is actually down a bit from earlier this calendar year. These stocks have performed relatively well, buoyed by rising commodity prices. As they have become more fully valued, we have trimmed these holdings back to the 10% level. Also representing about 10% of fund assets are financial stocks, which we believe are positioned to benefit from a declining interest-rate environment.

Technology Exposure Reduced, But Still Significant

Although we have greatly reduced the Fund’s weighting in technology, that doesn’t mean we have entirely turned away from the sector. Technology stocks currently account for about 25% of fund assets, down from a high of over 50% during 2000. One change in our stock selection criteria is that we have become increasingly sensitive to valuations of technology stocks. While we continue to invest in market leaders, we are attracted to companies that also offer more downside protection due to strong balance sheets.

We continue to believe that technology stock selection and weighting will play a critical role in the long-term performance of the Fund. We are currently not convinced that technology stocks have bottomed, as inventory issues in key sectors (i.e. semiconductors, telecommunications equipment) have yet to be worked through the system. Once it appears to us that technology inventory issues have or will be resolved, and assuming worldwide demand remains strong, we will move to add to our technology weighting.

Continued Growth Stock Focus

Although we have become more sensitive to valuations in the stocks we’re buying, we remain growth investors. We remain steadfast in our belief that prudent investments in smaller capitalization, growth-oriented stocks will result in strong long-term risk-adjusted returns.

Sincerely,

/s/ Sean A. McLeod

Sean A. McLeod, CFA

Manager, Marshall Small-Cap Growth Fund

[PHOTO OF SEAN McLEOD]

Marshall Small-Cap Growth Fund

[Graphic Representations Omitted—See Appendix]

*	Small-cap funds may experience a higher degree of market volatility than larger-cap funds.
**

The Russell 2000 and the LSCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††

The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund’s registration statement became effective on August 30, 1996, as adjusted to reflect the Fund’s anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions registered under the 1940 Act, the performance may have been adversely affected.

11

Semi-Annual Report—Commentary

Marshall International Stock Fund

The Marshall International Stock Fund invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies that appear to be selling at a discount to their global industry peers.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (19.29%)** compared with a total return of (14.41%) by the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) and (15.46%) for the Lipper International Funds Index (LIFI).*** This poor absolute performance was seen around the globe in equity markets from Japan to North America. The main factors driving equities down during this period were expectations of weak corporate profits and a contraction in the valuation multiples assigned to large-cap stocks. Both of these factors played a role in the underperformance of the fund.

Technology Stocks Remain Out of Favor

Similar to the last reporting period, volatility dominated the markets as investors questioned the earnings ability of corporations while at the same time looked for signs that the economy was stabilizing. During this reporting period, the Fund was underweighted in the technology, media, and telecommunications (TMT) sectors. The business fundamentals within each group continued to deteriorate as issues of overcapacity and lower profitability remained in the market. While the valuation multiples within the TMT sectors have come down substantially, we are not yet convinced that those stocks are cheap enough to be good long-term buys.

Unfortunately, the Fund did not benefit from its overweight positions in financials, consumer staples, and industrials. These sectors were also hurt as the market began to question their profit expectations as well. While these sectors have a more defensive nature, no sector was spared from the significant reduction in valuation multiples of large-cap multi-national corporations. We continue to believe that a more defensive position for the portfolio is appropriate during these times of corporate profit warnings, falling consumer confidence and poor economic conditions.

Pockets of Opportunity

Areas where we are finding new opportunities include stocks within the consumer discretionary and health care sectors. We have identified several leisure and hotel stocks that are market leading, highly profitable, well-managed organizations that are trading at attractive valuations relative to their global peers. At the same time we are taking advantage of the decline in some pharmaceutical stocks that have excellent growth prospects, thus increasing our weighting in this sector.

While the duration and magnitude of the global economic slowdown are uncertain, we continue to focus our efforts on identifying high-quality companies with sustainable competitive advantages that are attractively valued relative to their global industry peers.

Sincerely,

/s/ Daniel R. Jaworski

Daniel R. Jaworski, CFA

Manager, Marshall International Stock Fund

[PHOTO OF DANIEL R. JAWORSKI]

12

Marshall International Stock Fund

[Graphic Representations Omitted—See Appendix]

*	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***

The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

†

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††	These amounts included cash equivalents of 13.1% and 1.8%, respectively.

13

Semi-Annual Report—Commentary

Marshall Government Income Fund

The Marshall Government Income Fund invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 6.07%,* compared with a return of 6.68% for the Lipper U.S. Mortgage Funds Index (LUSMI) and a 7.19% return by the Lehman Brothers Mortgage-Backed Securities Index (LMI).**

Interest Rates Moving Down

Although the Fed’s move to lower short-term rates did not come until early 2001, interest rates across the yield curve actually moved lower in late 2000, anticipating the Fed’s moves.

The reason for the downward drift in interest rates—and the Fed’s actions this year—was the perception of a dramatic slowdown in the economy, coming off an extended period of very high growth. Manufacturing has slowed dramatically, and the major stock indices saw their levels decline significantly. Consumer confidence similarly dropped, slowing spending. Inflation has remained tame, allowing the Fed to cut rates with little fear of sparking a significant hike in consumer prices.

We had not fully anticipated how quickly interest rates would drop, and therefore we had adopted a shorter-duration stance. This cautious approach was positive from an income standpoint, as our shorter securities paid attractive yields, but limited our exposure to capital appreciation opportunities on the long end of the yield curve as rates fell.

Mortgage-Backed Dynamics

Declining interest rates can spark prepayment concerns for mortgage-backed bonds, as borrowers seek to refinance at lower rates. While the possibility of prepayments is a risk, we believe it’s important to remember that mortgage rates aren’t tightly tied to the Fed Funds rate. Even if the Fed continues to cut the Fed Funds rate, as seems likely, mortgage rates, which bear greater relation to yields on 10-year Treasuries, are not likely to decline to as great a degree.

We are adding to the Fund’s holdings in mortgage pass-throughs, using them to replace agency debentures and Treasuries. We believe these bonds can help us to achieve a higher degree of income. We believe that a further decline in interest rates and increasing prepayments have already been priced into these bonds, giving them attractive yields now and the potential for capital appreciation relative to Treasuries down the road.

Sincerely,

/s/ Joseph M. Cullen

Joseph M. Cullen, CFA

Manager, Marshall Government Income Fund

[PHOTO OF JOSEPH M. CULLEN]

14

Marshall Government Income Fund

[Graphic Representations Omitted—See Appendix]

*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**

The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

15

Semi-Annual Report—Commentary

Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and United States government securities. The Adviser’s strategy to pursue total return is to adjust the Fund’s weightings in these sectors as it deems appropriate, using macroeconomic, credit, and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance

For the six months ended February 28, 2001 the Fund provided a total return of 5.57%,* compared with a return of 6.34% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) and a 7.36% return by Lehman Brothers Intermediate Government/Credit Bond Index (LGCI).** Bond returns were strong as interest rates fell in response to a slowing economy.

The slowdown that has hit the U.S. economy was followed by severe stock market volatility, and in time led the Fed to cut interest rates early in 2001. A factor weighing on economic growth is an inventory buildup, the result of overly optimistic growth forecasts. Although this has certainly had an impact on the manufacturing sector, we are not sure that this is as gloomy for the overall economy as some may believe. The U.S. has evolved into more of a service economy—and thus far service sectors have not been hit as hard by the slowdown.

Focus on Quality and Diversification

That said, there is still the risk that the economy will continue to slow, and in the meantime the stock market volatility creates a difficult environment for corporate bonds. Despite a rally in January, spreads between corporate bonds and Treasuries have remained wide. We continue to emphasize credit quality, and when we can, we’re selling lower-rated bonds and replacing them with higher quality issues. Given the economic climate, it’s possible we could see a greater rate of default on corporate debt, so it behooves investors at this time to pay extra attention to credit analysis. We do believe that high-quality, carefully researched corporates offer attractive prospects for total return going forward. We are therefore adding to our high-quality corporate exposure, leaning toward shorter-duration issues.

We’re also seeking to manage risk by increasing the Fund’s level of diversification. We have added mortgage-backed bonds to the portfolio. In the face of declining interest rates, fears of prepayment (the result of borrowers refinancing their mortgages) have cheapened the valuation of these bonds. We think the markets have more than priced in potential pre-payments and think these bonds are attractive.

Although we don’t expect to see the rates of growth seen in recent years, that doesn’t mean that the economy is certain to spiral downward. After the current situation shakes itself out, we anticipate seeing growth proceed at a slower, steadier rate. Even with the recent slowing, the overall level of economic activity remains relatively high.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman, CFA

Manager, Marshall Intermediate Bond Fund

[PHOTO OF MARK D. PITTMAN]

16

Marshall Intermediate Bond Fund

[Graphic Representations Omitted—See Appendix]

*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**

The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

17

Semi-Annual Report—Commentary

Marshall Intermediate Tax-Free Fund

The Marshall Intermediate Tax-Free Fund invests in investment-grade municipal securities, which includes tax-free debt obligations of states, territories, and possessions of the United States and political subdivisions and financing authorities of these entities. The Fund’s assets are invested primarily in municipal securities providing income that is exempt from federal income tax (including the federal alternative minimum tax). The Adviser selects fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors. The Fund maintains an average dollar-weighted portfolio maturity of three to 10 years. The primary goal of the Fund is to generate income exempt from federal income tax.†

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 4.43%,* compared with the market as represented by the Lipper Intermediate Municipal Funds Index (LIMI) return of 4.58%.** The market as defined by the Lehman Brothers 7-Year General Obligations Index (L7GO) reported a return of 4.84% for the same period.**

Declining Interest Rates

The Fund benefited from the decline in interest rates. Municipal bond yields dropped approximately 40 basis points for bonds maturing 10 years and beyond, and substantially more the shorter the maturity. A weaker economy led to an easier Fed policy, with the market factoring in a slowdown in a typical anticipatory way. The bulk of the decline in rates took place from December to mid-January, when expectations of aggressive Fed interest rate cuts turned into reality.

Supply Picture

As the year 2000 drew to a close, new issue municipal supply trickled down to nearly nothing. Today’s environment shows much more robust issuance, but overall interest rate levels have fallen to two-year lows. From a strategic standpoint, selectivity will be a key determinant to future performance. One important feature of a bond is the structure of the coupon. We are currently favoring premium paper to cushion the Fund from the future impacts of rising rates.

Future Considerations

It certainly appears that the overall fiscal health of the municipal bond market has peaked. An economic slowdown causes tax revenues to fall short of budgeted projections. More states are reporting tax receipts below expectations. Since the duration of the economic slowdown is unknown, an emphasis on high quality will remain a hallmark of the Fund. In the near-term, a renewed focus will be placed upon so-called essential service revenue bonds, as their fiscal well being is less dependant on overall economic health.

Allocation Effects

We are anticipating increased levels of money flowing into bond funds for two primary reasons. First, the equity bear market flushes out weak players who look for a safer haven in bond funds. Secondly, the Fund provides the opportunity for a higher distribution yield than prevailing municipal yields in the market. We welcome new investors and appreciate the continued support of our longer-term shareholders.

Sincerely,

/s/ John D. Boritzke

John D. Boritzke, CFA

Manager, Marshall Intermediate Tax-Free Fund

[PHOTO OF JOHN D. BORITZKE]

18

Marshall Intermediate Tax-Free Fund

[Graphic Representations Omitted—See Appendix]

†	Income may be subject to state and local taxes and a portion of the fund’s dividends may be subject to the alternative minimum tax.
*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**

The LIMI and the L7GO are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LIMI and the L7GO have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

19

Semi-Annual Report—Commentary

Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 6.01%,* versus a 5.36% return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) and a 5.54% return for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (MLI3).**

Over the six-month reporting period, the pace of U.S. economic growth slowed, with deep repercussions on Wall Street as stock-market volatility re-ignited. In January, the Federal Reserve lowered interest rates in an effort to support economic growth, though benefits from these moves were not immediately felt. It’s our belief that more than the slowing economy was responsible for the market’s decline; the excessive valuations that many stocks in certain sectors had experienced in recent years made them highly vulnerable to a correction.

Despite recent difficulties, we don’t see all gloom and doom ahead for the U.S. economy. While the manufacturing sector has suffered, the service industries that make up a great deal of the U.S. economy have not been so hard hit.

Corporate Bonds Feel the Impact

The uncertain environment for U.S. stocks has a direct, negative effect on the corporate bond market. Although corporates (especially lower-quality bonds, which we generally avoid) enjoyed a brief rally in January, for the most part the spread between corporate yields and Treasury yields has remained wide. We are heightening our focus on credit quality, seeking to replace lower-rated issues in the portfolio with higher-quality debt. We believe this is a prudent move, as even a brief economic slump can increase the rate of corporate default. Despite this element of caution, we believe that high-quality corporate bonds offer very attractive potential. Credit analysis is key in our selection process, and we are leaning toward the shorter end of the duration spectrum.† This emphasis on higher-quality issues benefited performance over the period.

Another way we’re managing over the somewhat challenging terrain is to increase the Fund’s level of diversification, both in terms of number and type of issues. Mortgage-backed issues are taking a significant place in the portfolio for the first time in awhile. We believe these bonds offer attractive values; their valuations have been pushed down by investors concerned that declining interest rates will lead to a greater rate of prepayment on these issues.

It’s not very likely that the economy will return to the heady rates of growth it experienced in recent years, but that hardly means it is destined for disaster. When the dust settles, we anticipate that the economy will return to a slower, steadier—and perhaps more sustainable—rate. We are encouraged by the fact that, despite recent setbacks, economic activity remains at a reasonably high level.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman, CFA

Manager, Marshall Short-Term Income Fund

20

Marshall Short-Term Income Fund

[Graphic Representations Omitted—See Appendix]

*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**

The LSTIBI and ML13 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LSTIBI and the ML13 have been adjusted to reflect reinvestment of dividends on securities in the indices.

†

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

21

Semi-Annual Report—Commentary

Marshall Money Market Fund

The Marshall Money Market Fund invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of 3.10%.** This compares with a return of 2.91% for the Money Fund Report Averages™ and 2.93% for the Lipper Money Market Funds Index.*** As of February 28, 2001, the Fund’s 7-day net yield was 5.57%.†

Fed Moves Rates Downward

With the Fed beginning to move the Fed Funds rate down in January, money market rates have necessarily dropped accordingly. The question that remains in the marketplace is how much further the Fed will have to ease rates in order to spark some economic growth. Whereas earlier many observers believed that cutting the Fed Funds rate to 5.0% would be sufficient, there is now growing consensus that a cut to as low as 4.0% may ultimately be necessary.

It won’t be certain how far the Fed will need to cut rates until there is a clearer picture of just how much the economy has slowed. Once we had a wealth effect, with consumer spending spurred by the significant growth individuals were enjoying in their stock portfolios. Now that those same people are seeing their equity holdings lose value, it remains to be seen to what degree they will change their spending habits. Another drag on the economy is the electric power crisis in the state of California; when problems hit such a large contributor to the U.S. economy, it’s almost inevitable that the repercussions will be felt throughout the economy as a whole.

Some Signs are Positive

Despite widespread economic concerns, some indicators have been more positive than expected. For example, February auto and home sales exceeded forecasts. So it remains possible that the Fed will not need to make drastic rate cuts to stimulate the economy, particularly if tax cuts are put in place.

In this evolving environment, money market funds have proven a popular alternative with many investors. Many money market funds—including this one—are experiencing significant asset growth.

We are selectively adding longer fixed-rate paper to the portfolio as the Fed eases rates, allowing us to maintain a higher yield. We are, however, seeking to keep the Fund’s maturity near the industry average of about 40 days. Supply of money market securities has been somewhat constrained, as issuers delay issuing new paper in anticipation of Fed rate cuts (which would reduce the yield they must pay on their securities). This tight supply situation is exacerbated by the strong investor demand for money market investments. We are still purchasing floating-rate notes as they become available. These notes still make up the bulk of the portfolio, at about 36% of assets. Funding agreements and master notes, which are similar to floaters, make up another 23% of the portfolio.

We anticipate that the environment over the next several months will be about the same as it is now, with tight money market supply as issuers await further Fed rate cuts. The state of the economy and, to a lesser degree, the equity markets, will determine when the Fed will act and to what extent.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus, CFA

Manager, Marshall Money Market Fund

[PHOTO OF RICHARD M. ROKUS]

*

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund’s current earnings.
***

Money Fund Report™, a service of iMoneyNet, Inc. (formerly, IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication, reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper as falling into the category indicated.

†

The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

22

February 28, 2001 (unaudited)

Portfolio of Investments

Equity Income Fund

Shares	Description	Value

	Common Stocks — 98.8%
	Basic Materials — 3.5%
	Building Materials — 0.8%
60,000	(1)Georgia-Pacific Corp.	$1,800,600
36,000	Masco Corp.	841,320
19,000	Vulcan Materials Co.	804,270

	Total	3,446,190
	Chemicals — 1.2%
45,108	Dow Chemical Co.	1,479,994
82,000	Du Pont (E.I.) de Nemours & Co.	3,582,580

	Total	5,062,574
	Gas Distribution — 0.4%
40,000	Praxair, Inc.	1,784,000
	Metals — 0.7%
77,740	Alcoa, Inc.	2,779,982
	Paper & Related Products — 0.4%
57,000	Boise Cascade Corp.	1,828,560

	Total Basic Materials	14,901,306
	Capital Goods — 11.4%
	Aerospace & Defense — 1.9%
12,000	General Dynamics Corp.	818,160
32,000	Northrop Grumman Corp.	3,006,400
44,000	Rockwell International Corp.	2,022,240
32,000	United Technologies Corp.	2,493,120

	Total	8,339,920
	Automotive & Related — 0.4%
25,000	(1)Eaton Corp.	1,778,750
	Electrical Equipment — 4.9%
20,000	Emerson Electric Co.	1,338,000
420,500	General Electric Co.	19,553,250

	Total	20,891,250
	Manufacturing — 3.8%
56,500	Caterpillar, Inc.	2,350,400
26,000	Dover Corp.	997,360
99,500	Honeywell International, Inc.	4,647,645
18,000	Illinois Tool Works, Inc.	1,089,900
28,000	Ingersoll-Rand Co.	1,213,800
41,500	Minnesota Mining & Manufacturing Co.	4,679,125
30,500	Parker-Hannifin Corp.	1,312,415

	Total	16,290,645
	Office Equipment — 0.4%
43,500	Pitney Bowes, Inc.	1,481,175

	Total Capital Goods	48,781,740
	Communications Services — 8.6%
	Telecommunications — 8.6%
326,000	AT&T Corp.	7,498,000
28,000	Alltel Corp.	1,503,600
129,000	BellSouth Corp.	5,412,840
244,932	SBC Communications, Inc.	11,683,256
102,500	Sprint Corp.	2,291,900
176,190	Verizon Communications, Inc.	8,721,405

	Total Communications Services	37,111,001
	Consumer Cyclicals — 4.7%
	Automotive & Related — 1.4%
137,454	Ford Motor Co.	3,822,596
43,000	General Motors Corp.	2,292,760

	Total	6,115,356

Shares	Description	Value

	Common Stocks (continued)
	Consumer Cyclicals (continued)
	Leisure & Recreation — 0.5%
60,000	Carnival Corp.	$2,000,400
	Manufacturing — 0.8%
65,500	Cooper Tire & Rubber Co.	875,080
30,000	Nike, Inc., Class B	1,171,500
25,000	Whirlpool Corp.	1,321,750

	Total	3,368,330
	Media — 0.2%
25,000	New York Times Co., Class A	1,105,000
	Publishing — 0.8%
30,000	Knight-Ridder, Inc.	1,792,500
43,000	Tribune Co.	1,745,800

	Total	3,538,300
	Retail — 1.0%
36,200	May Department Stores Co.	1,433,158
68,500	Sears, Roebuck & Co.	2,811,925

	Total	4,245,083

	Total Consumer Cyclicals	20,372,469
	Consumer Staples — 13.0%
	Beverages & Foods — 6.9%
75,000	Anheuser-Busch Cos., Inc.	3,277,500
174,000	Coca-Cola Co.	9,227,220
58,000	ConAgra, Inc.	1,141,440
20,500	General Mills, Inc.	919,425
53,000	Heinz (H.J.) Co.	2,256,740
20,000	(1)Hershey Foods Corp.	1,281,800
90,000	PepsiCo, Inc.	4,147,200
20,000	Quaker Oats Co.	1,950,400
144,000	Super Value Stores, Inc.	2,020,320
59,500	Unliver N.V., ADR	3,326,050

	Total	29,548,095
	Household Products/Wares — 2.5%
47,000	Clorox Co.	1,690,120
61,000	Fortune Brands, Inc.	2,060,580
99,000	Procter & Gamble Co.	6,979,500

	Total	10,730,200
	Paper & Related Products — 0.7%
41,500	Kimberly-Clark Corp.	2,967,250
	Personal Care — 1.0%
33,200	Colgate-Palmolive Co.	1,960,460
75,500	Gillette Co.	2,454,505

	Total	4,414,965
	Tobacco — 1.9%
171,500	Philip Morris Cos., Inc.	8,262,870

	Total Consumer Staples	55,923,380
	Energy — 11.0%
	Domestic & International Oil — 9.6%
45,000	(1)Chevron Corp.	3,854,700
237,276	Exxon Mobil Corp.	19,231,220
100,000	(1)Occidental Petroleum Corp.	2,399,000
171,100	Royal Dutch Petroleum Co., ADR	9,980,263
48,200	Texaco, Inc.	3,089,620
104,200	USX—Marathon Group	2,878,004

	Total	41,432,807
	Energy Services — 1.4%
29,500	Halliburton Co.	1,174,690
38,000	Phillips Petroleum Co.	2,025,780
44,000	Schlumberger Ltd.	2,805,000

	Total	6,005,470

	Total Energy	47,438,277

(See Notes which are an integral part of the Financial Statements)

23

Marshall Funds

Equity Income Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Financials — 25.1%
	Banks — 11.3%
156,500	Bank of America Corp.	$7,817,175
48,300	Bank of New York Co., Inc.	2,500,974
102,500	Bank One Corp.	3,615,175
26,000	Comerica, Inc.	1,654,900
46,000	(1)Fifth Third Bancorp	2,475,375
130,000	First Union Corp.	4,208,100
65,620	Fleet Boston Financial Corp.	2,706,825
171,150	J.P. Morgan & Co., Inc.	7,985,859
36,000	Mellon Financial Corp.	1,667,160
46,000	National City Corp.	1,251,200
50,000	Summit Bancorp	2,100,000
30,000	SunTrust Banks, Inc.	1,971,900
39,600	Washington Mutual, Inc.	2,034,252
136,000	Wells Fargo Co.	6,751,040

	Total	48,739,935
	Broker/Dealers — 0.5%
42,000	Bear Stearns Cos., Inc.	2,191,560
	Financial Services — 5.8%
70,500	Fannie Mae	5,618,850
49,500	Federal Home Loan Mortgage Corp.	3,259,575
23,500	Marsh & McLennan Cos., Inc.	2,514,500
51,000	Merrill Lynch & Co., Inc.	3,054,900
101,000	Morgan Stanley, Dean Witter & Co.	6,578,130
49,500	T. Rowe Price Group, Inc.	1,766,531
75,900	U.S. Bancorp	1,760,880

	Total	24,553,366
	Insurance — 7.2%
75,000	Allstate Corp.	2,989,500
30,000	American General Corp.	2,287,200
13,500	Chubb Corp.	968,625
378,538	Citigroup, Inc.	18,616,499
22,300	Hartford Financial Services Group, Inc.	1,423,855
39,500	Lincoln National Corp.	1,732,865
12,500	Loews Corp.	1,358,375
57,000	MetLife, Inc.	1,758,450

	Total	31,135,369
	Personal Credit — 0.3%
23,000	Household International, Inc.	1,332,160

	Total Financials	107,952,390
	Health Care — 12.8%
	Medical Supplies — 0.3%
31,000	Bard (C.R.), Inc.	1,375,470
	Pharmaceuticals & Health Care — 12.5%
111,500	Abbott Laboratories	5,462,385
75,200	American Home Products Corp.	4,645,104
38,500	Bausch & Lomb, Inc.	2,068,220
33,000	Baxter International, Inc.	3,038,970
141,600	Bristol-Myers Squibb Co.	8,978,856
97,500	Johnson & Johnson	9,489,675
80,000	Lilly (Eli) & Co.	6,356,800
169,200	Merck & Co., Inc.	13,569,840

	Total	53,609,850

	Total Health Care	54,985,320

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology — 3.5%
	Computer Services — 0.8%
56,000	Electronic Data Systems Corp.	$3,574,480
	Computers — 1.1%
165,000	Hewlett-Packard Co.	4,760,250
	Electronics — 0.5%
58,500	Grainger (W.W.), Inc.	2,048,085
	Photography — 0.2%
19,000	Eastman Kodak Co.	855,000
	Telecommunications — 0.9%
256,000	Motorola, Inc.	3,883,520

	Total Technology	15,121,335
	Transportation — 0.9%
	Railroad — 0.7%
56,000	Burlington Northern Santa Fe	1,680,560
20,000	Union Pacific Corp.	1,098,800

	Total	2,779,360
	Trucking — 0.2%
47,500	Ryder Systems, Inc.	974,700

	Total Transportation	3,754,060
	Utilities — 4.3%
	Electric — 3.6%
75,000	CMS Energy Corp.	2,216,250
88,200	Duke Energy Corp.	3,594,150
37,500	FPL Group, Inc.	2,439,375
33,000	GPU, Inc.	1,022,670
72,000	Reliant Energy, Inc.	3,024,720
48,000	Southern Co.	1,485,600
42,000	TXU Corp.	1,732,080

	Total	15,514,845
	Gas Distribution — 0.7%
26,500	(1)El Paso Corp	1,862,950
22,000	Williams Cos., Inc. (The)	917,400

	Total	2,780,350

	Total Utilities	18,295,195

	Total Common Stocks (identified cost $339,348,911)	424,636,473
	(2)U.S. Treasury Bills — 0.8%
$3,000,000	3/22/2001	2,991,815
400,000	6/14/2001	394,672

	Total U.S. Treasury Bills (identified cost $3,386,005)	3,386,487
	Total Investments in Securities (identified cost $342,734,916)	428,022,960
	(3)Repurchase Agreement — 0.3%
1,245,365	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	1,245,365

	Total Investments (identified cost $343,980,281)	$429,268,325

(See Notes which are an integral part of the Financial Statements)

24

February 28, 2001 (unaudited)

Portfolio of Investments

Large-Cap Growth & Income Fund

Shares	Description	Value

	Common Stocks — 92.8%
	Capital Goods — 9.4%
	Aerospace & Defense — 2.0%
135,200	Boeing Co.	$8,409,440
	Diversified Operations — 1.5%
103,600	(1)Vivendi Universal SA, ADR	6,547,520
	Electrical Equipment — 5.9%
354,000	General Electric Co.	16,461,000
157,600	Tyco International Ltd.	8,612,840

	Total	25,073,840

	Total Capital Goods	40,030,800
	Communication Services — 3.7%
	Telecommunications — 3.7%
60,000	BellSouth Corp.	2,517,600
125,000	(4)Qwest Communications International, Inc.	4,621,250
148,360	SBC Communications, Inc.	7,076,772
100,000	(4)XO Communications, Inc., Class A	1,487,500

	Total Communication Services	15,703,122
	Consumer Cyclicals — 7.2%
	Internet Services — 0.3%
150,000	(1)(4)Amazon.com, Inc.	1,528,125
	Retail — 6.9%
100,000	Home Depot, Inc.	4,250,000
119,000	(4)Kohl’s Corp.	7,843,290
100,000	(1)Lowe’s Cos., Inc.	5,588,000
100,000	RadioShack Corp.	4,280,000
143,300	Wal-Mart Stores, Inc.	7,177,897

	Total	29,139,187

	Total Consumer Cyclicals	30,667,312
	Consumer Staples — 12.2%
	Beverages & Foods — 2.8%
109,364	Coca-Cola Co.	5,799,573
134,200	PepsiCo, Inc.	6,183,936

	Total	11,983,509
	Entertainment — 3.0%
216,450	(4)AOL Time Warner, Inc.	9,530,293
102,106	Disney (Walt) Co.	3,160,181

	Total	12,690,474
	Retail — 4.2%
115,400	(4)Safeway, Inc.	6,267,374
258,100	Walgreen Co.	11,438,992

	Total	17,706,366
	Tobacco — 2.2%
197,100	Philip Morris Cos., Inc.	9,496,278

	Total Consumer Staples	51,876,627
	Energy — 5.8%
	Domestic & International Oil — 5.8%
114,896	Exxon Mobil Corp.	9,312,321
114,400	Royal Dutch Petroleum Co., ADR	6,672,952
130,700	Texaco, Inc.	8,377,870

	Total Energy	24,363,143
	Financials — 15.3%
	Banks — 2.0%
163,200	Bank of New York Co., Inc.	8,450,496

Shares	Description	Value

	Common Stocks (continued)
	Financials (continued)
	Financial Services — 6.5%
111,000	American Express Co.	$4,870,680
153,333	Citigroup, Inc.	7,540,917
152,300	Federal Home Loan Mortgage Corp.	10,028,955
75,000	Morgan Stanley Dean Witter & Co.	4,884,750

	Total	27,325,302
	Insurance — 6.8%
136,434	American International Group, Inc.	11,160,301
129,900	MGIC Investment Corp.	7,527,705
101,700	Progressive Corp., OH	10,068,300

	Total	28,756,306

	Total Financials	64,532,104
	Health Care — 15.6%
	Medical Supplies — 1.5%
125,000	Guidant Corp.	6,371,250
	Pharmaceuticals & Health Care — 14.1%
147,300	Abbott Laboratories	7,216,227
72,940	American Home Products Corp.	4,505,504
239,000	HCA—The Healthcare Corp.	9,464,400
50,000	(4)Immunex Corp.	1,628,125
77,420	Johnson & Johnson	7,535,289
73,900	(4)MedImmune, Inc.	3,228,506
115,200	Merck & Co., Inc.	9,239,040
177,500	Pfizer, Inc.	7,987,500
200,400	Schering Plough Corp.	8,066,100
30,000	(4)Serono SA, ADR	609,600

	Total	59,480,291

	Total Health Care	65,851,541
	Technology — 23.6%
	Automotive & Related — 1.1%
200,000	General Motors Corp., Class H	4,534,000
	Computers — 4.0%
200,000	(1)Compaq Computer Corp.	4,040,000
92,600	Hewlett-Packard Co.	2,671,510
82,500	International Business Machines Corp.	8,241,750
99,800	(4)Sun Microsystems, Inc.	1,983,525

	Total	16,936,785
	Computer Services — 8.8%
175,000	(4)BMC Software, Inc.	5,271,875
185,000	(4)Cisco Systems, Inc.	4,382,187
50,000	(4)EMC Corp.	1,988,000
100,000	Electronic Data Systems Corp.	6,383,000
201,900	(4)Microsoft Corp.	11,912,100
100,000	(4)Oracle Corp.	1,900,000
95,000	(1)SAP A.G., ADR	3,675,550
25,000	(4)Veritas Software Corp.	1,623,437

	Total	37,136,149
	Communications — 1.3%
1,840	(4)McDATA Corp., Class A	32,890
100,000	(4)QUALCOMM, Inc.	5,481,250

	Total	5,514,140

(See Notes which are an integral part of the Financial Statements)

25

Marshall Funds

Large-Cap Growth & Income Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Electronics — 6.3.%
112,400	(4)Applied Materials, Inc.	$4,748,900
186,000	Intel Corp.	5,312,625
238,600	Micron Technology, Inc.	8,164,892
150,000	(4)National Semiconductor Corp.	3,063,000
197,100	(1)(4)Solectron Corp.	5,370,975

	Total	26,660,392
	Telecommunications — 2.1%
200,000	Lucent Technologies, Inc.	2,318,000
188,900	Motorola, Inc.	2,865,613
50,000	(4)Tellabs, Inc.	2,178,125
93,150	(4)WorldCom, Inc.	1,548,619

	Total	8,910,357

	Total Technology	99,691,823

	Total Common Stocks (identified cost $282,397,449)	392,716,472
	(2)U.S. Treasury Bill — 0.1%
$600,000	6/14/2001 (identified cost $591,285)	592,008

	Total Investments in Securities (identified cost $282,988,734)	393,308,480
	(3)Repurchase Agreement — 7.2%
30,420,378	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	30,420,378

	Total Investments (identified cost $313,409,112)	$423,728,858

Mid-Cap Value Fund

Shares	Description	Value

	Common Stocks — 85.9%
	Basic Materials — 7.3%
	Building Materials — 1.4%
40,500	Martin Marietta Materials, Inc.	$1,860,975
	Chemical — 1.3%
40,000	Sigma-Aldrich Corp.	1,740,000
	Metals — 1.7%
50,000	(1)Nucor Corp.	2,210,000
	Papers & Related Products — 2.9%
34,600	Bowater, Inc.	1,741,418
140,000	(4)Packaging Corp. of America	2,030,000

	Total	3,771,418

	Total Basic Materials	9,582,393
	Capital Goods — 9.8%
	Aerospace & Defense — 1.4%
20,000	Northrop Grumman Corp.	1,879,000
	Automotive — 1.5%
30,000	Johnson Controls, Inc.	1,994,400
	Computer Services — 1.5%
61,400	Brady Corp., Class A	1,983,220
	Electrical Equipment — 1.7%
80,000	Hubbell, Inc., Class B	2,236,000

Shares	Description	Value

	Common Stocks (continued)
	Capital Goods (continued)
	Manufacturing — 1.7%
22,500	SPX Corp.	$2,182,500
	Services — 2.0%
100,000	(4)American Power Conversion Corp.	1,218,750
85,000	(4)Republic Services, Inc.	1,414,400

	Total	2,633,150

	Total Capital Goods	12,908,270
	Communication Services — 3.4%
	Telecommunications — 3.4%
40,000	ALLTEL Corp.	2,148,000
25,000	Telephone and Data System, Inc.	2,336,250

	Total Communication Services	4,484,250
	Consumer Cyclicals — 16.6%
	Automotive — 2.5%
45,000	(4)Lear Corp.	1,442,700
65,000	(4)Snap-on, Inc.	1,839,500

	Total	3,282,200
	Manufacturing — 2.2%
170,000	Mattel, Inc.	2,883,200
	Paper & Related Products — 1.8%
155,400	(4)Consolidated Stores Corp.	2,410,254
	Retail — 5.4%
80,000	(1)(4)Lands’ End, Inc.	1,857,600
40,000	(4)Payless ShoeSource, Inc.	3,055,200
100,000	Ross Stores, Inc.	2,100,000

	Total	7,012,800
	Services — 4.7%
60,000	H&R Block, Inc.	2,958,000
100,000	Viad Corp.	2,439,000
40,000	(4)Watson Wyatt & Company Holdings	798,000

	Total	6,195,000

	Total Consumer Cyclicals	21,783,454
	Consumer Staples — 10.1%
	Beverages & Foods — 4.7%
75,000	(4)Kroger Co., Inc.	1,818,000
131,200	(4)Ralcorp Holdings, Inc.	2,348,480
140,000	SUPERVALU, Inc.	1,964,200

	Total	6,130,680
	Household Products/Wares — 2.0%
100,000	Newell Rubbermaid, Inc.	2,631,000
	Services — 3.4%
75,000	Manpower, Inc.	2,552,250
209,500	(4)Spherion Corp.	1,937,875

	Total	4,490,125

	Total Consumer Staples	13,251,805
	Energy — 6.6%
	Domestic & International Oil — 3.2%
25,000	(1)Apache Corp.	1,467,500
51,000	(4)Rowan Cos., Inc.	1,456,050
43,320	USX—Marathon Group	1,196,498

	Total	4,120,048
	Oil & Gas Products — 3.4%
15,000	Murphy Oil Corp.	944,550
38,000	Noble Affiliates, Inc.	1,685,300
40,000	(1)(4)Noble Drilling Corp.	1,862,000

	Total	4,491,850

	Total Energy	8,611,898

(See Notes which are an integral part of the Financial Statements)

26

February 28, 2001 (unaudited)

Portfolio of Investments

Mid-Cap Value Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Financials — 8.5%
	Banks — 3.1%
61,500	Associated Banc Corp.	$2,140,969
70,000	Golden State Bancorp, Inc.	1,918,000

	Total	4,058,969
	Insurance — 4.3%
58,000	ACE Ltd.	2,122,800
30,000	Jefferson-Pilot Corp.	2,025,300
26,000	MGIC Investment Corp.	1,506,700

	Total	5,654,800
	Services — 1.1%
25,000	(4)KPMG Consulting, Inc.	576,563
35,000	W. P. Stewart & Co., Ltd.	866,950

	Total	1,443,513

	Total Financials	11,157,282
	Health Care — 8.3%
	Pharmaceuticals & Health Care — 8.3%
55,000	Dentsply International, Inc.	2,069,375
30,000	IMS Health, Inc.	807,000
90,000	(4)Manor Care, Inc.	2,195,100
97,600	(4)Quorum Health Group, Inc.	1,628,700
110,000	(4)Renal Care Group, Inc.	2,908,125
27,400	(1)(4)Tenet Healthcare Corp.	1,263,962

	Total Health Care	10,872,262
	Technology — 13.3%
	Computer Services — 7.4%
20,000	(4)Affiliated Computer Services, Inc., Class A	1,257,800
106,000	(4)American Management System, Inc.	2,345,250
85,000	(4)BMC Software, Inc.	2,560,625
70,000	(4)Global Payments, Inc.	1,330,000
145,000	(4)Keane, Inc.	2,177,900

	Total	9,671,575
	Electronics — 0.6%
27,000	AVX Corp.	480,870
15,000	(1)Avnet, Inc.	367,500

	Total	848,370
	Paper & Related Products — 2.3%
125,000	(4)Electronics for Imaging, Inc.	3,054,687
	Services — 1.5%
432,600	IKON Office Solutions, Inc.	1,938,048
	Telecommunications — 1.5%
95,000	(4)CommScope, Inc.	1,914,250

	Total Technology	17,426,930
	Transportation — 2.0%
	Rail Road — 2.0%
80,000	CSX Corp.	2,675,200

	Total Common Stocks (identified cost $90,388,144)	112,753,744
	(2)U.S. Treasury Bill — 0.2%
$250,000	6/14/2001 (identified cost $246,369)	246,670

	Total Investments in Securities (identified cost $90,634,513)	113,000,414

Principal Amount	Description	Value

	(3)Repurchase Agreement — 12.7%
$16,651,941	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	$16,651,941

	Total Investments (identified cost $107,286,454)	$129,652,355

Mid-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 88.1%
	Capital Goods — 2.8%
	Electrical Equipment — 2.8%
160,000	(4)Flextronics International Ltd.	$4,240,000
100,000	(4)Jabil Circuit, Inc.	2,248,000
96,250	(1)Molex, Inc.	3,495,078

	Total Capital Goods	9,983,078
	Communications Services — 1.0%
	Telephone — 1.0%
180,000	(4)Allegiance Telecom, Inc.	3,645,000
	Consumer Cyclicals — 12.4%
	Data Processing — 1.1%
150,000	IMS Health, Inc.	4,035,000
	Leisure & Recreation — 2.9%
60,000	(4)Bally Total Fitness Holding Corp.	1,890,000
200,000	Harley Davidson, Inc.	8,670,000

	Total	10,560,000
	Retail — 6.0%
150,000	(4)BJ’s Wholesale Club, Inc.	6,826,500
240,000	(4)Bed Bath & Beyond, Inc.	5,910,000
204,500	Callaway Golf Co.	4,918,225
60,000	(4)Kohl’s Corp.	3,954,600

	Total	21,609,325
	Services — 2.4%
67,000	(4)DiamondCluster International, Inc., Class A	1,411,188
410,000	(4)Tetra Tech, Inc.	7,098,125

	Total	8,509,313

	Total Consumer Cyclicals	44,713,638
	Consumer Staples — 10.3%
	Broadcasting — 10.0%
365,000	(1)(4)Adelphia Communications Corp., Class A	14,485,937
270,000	(4)Cox Radio, Inc., Class A	5,942,700
165,000	(4)Hispanic Broadcasting Corp.	3,712,500
365,000	(4)USA Networks, Inc.	8,600,312
160,000	(4)Westwood One, Inc.	3,446,400

	Total	36,187,849
	Services — 0.3%
58,000	(4)Steiner Leisure Ltd.	1,047,625

	Total Consumer Staples	37,235,474
	Energy — 13.6%
	Domestic International Oil — 2.3%
200,000	(4)Marine Drilling Cos., Inc.	5,830,000
100,000	(4)Pride International, Inc.	2,480,000

	Total	8,310,000
	Oil & Gas Products — 7.9%
140,000	Devon Energy Corp.	7,980,000
150,000	(1)EOG Resources, Inc.	6,540,000
125,000	(4)Nabors Industries, Inc.	7,087,500

(See Notes which are an integral part of the Financial Statements)

27

Marshall Funds

Mid-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Oil & Gas Products (continued)
150,000	Noble Affiliates, Inc.	$6,652,500

	Total	28,260,000
	Oil Services — 3.4%
250,000	(4)Rowan Companies, Inc.	7,137,500
140,000	Valero Energy Corp.	5,131,000

	Total	12,268,500

	Total Energy	48,838,500
	Financials — 13.5%
	Banks — 1.6%
80,000	Northern Trust Corp.	5,690,000
	Insurance — 10.0%
170,000	(1)Ambac Financial Group, Inc.	9,588,000
102,500	Everest Re Group Ltd.	6,483,125
125,000	MGIC Investment Corp.	7,243,750
100,000	PMI Group, Inc.	5,601,000
135,000	PartnerRe Ltd.	7,129,350

	Total	36,045,225
	Short-Term Business Credit — 1.9%
200,000	Heller Financial, Inc.	6,762,000

	Total Financials	48,497,225
	Health Care — 9.0%
	Medical Supplies — 1.2%
102,500	(1)(4)Aviron	4,298,594
	Pharmaceuticals & Health Care — 7.8%
70,000	(4)Adolor Corp.	1,308,125
60,000	(1)(4)Alexion Pharmaceuticals, Inc.	1,762,500
15,000	(1)(4)Biopure Corp.	283,125
275,000	(4)Health Management Association, Class A	4,757,500
172,500	(4)Intermune Pharmaceuticals, Inc.	4,883,906
160,000	(4)King Pharmaceuticals, Inc.	7,344,000
75,000	(4)Quest Diagnostic, Inc.	7,905,000

	Total	28,244,156

	Total Health Care	32,542,750
	Technology — 23.4%
	Computer Services — 9.2%
120,000	(4)BISYS Group, Inc.	6,495,000
250,000	(4)CSG Systems International, Inc.	9,421,875
160,000	(4)FISERV, Inc.	7,920,000
320,000	(4)SonicWall, Inc.	3,900,000
400,000	(4)Viasystems Group, Inc.	2,368,000
245,000	(4)WatchGuard Technologies, Inc.	2,909,375

	Total	33,014,250
	Internet Services — 0.3%
86,000	(4)Inktomi Corp.	972,875
	Product Security — 2.3%
72,000	(4)Internet Security Systems, Inc.	4,014,000
105,000	(4)Macrovision Corp.	4,206,563

	Total	8,220,563
	Telecommunications — 11.6%
115,000	(4)ADC Telecommunications, Inc.	1,279,375
210,000	(4)American Tower Systems Corp.	6,077,400
300,000	(4)CommScope, Inc.	6,045,000
20,000	(4)Concord EFS, Inc.	925,000

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Telecommunications (continued)
320,000	(4)Crown Castle International Corp.	$8,040,000
240,000	(4)LCC International, Inc., Class A	2,160,000
335,000	Scientific-Atlanta, Inc.	15,711,500
122,000	(4)SeaChange International, Inc.	1,708,000

	Total	41,946,275

	Total Technology	84,153,963
	Utilities — 2.1%
	Electric — 2.1%
120,000	(4)NRG Energy, Inc.	3,324,000
150,000	(1)NiSource, Inc.	4,294,500

	Total Utilities	7,618,500

	Total Common Stocks (identified cost $310,013,663)	317,228,128
	(3)Repurchase Agreement — 12.0%
$43,392,402	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	43,392,402

	Total Investments (identified cost $353,406,065)	$360,620,530

Small-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 92.9%
	Capital Goods — 3.1%
	Electrical Equipment — 3.1%
55,000	(4)Benchmark Electronics, Inc.	$1,534,500
50,000	(4)Flextronics International Ltd.	1,325,000

	Total Capital Goods	2,859,500
	Consumer Cyclicals — 24.0%
	Leisure & Recreation — 14.3%
130,000	(4)Argosy Gaming Corp.	2,886,000
95,000	(4)Bally Total Fitness Holding Corp.	2,992,500
80,000	(4)Borders Group, Inc.	1,268,000
70,000	(1)Dollar General Corp.	1,302,000
35,000	(4)Harrah’s Entertainment, Inc.	1,085,700
175,000	(4)Midway Games, Inc.	1,251,250
100,000	(4)Speedway Motorsports, Inc.	2,355,000

	Total	13,140,450
	Retail — 7.8%
40,000	(4)BJ’s Wholesale Club, Inc.	1,820,400
40,000	(4)Barnes & Noble, Inc.	1,080,000
60,000	(4)Dollar Tree Stores, Inc.	1,668,750
55,000	Family Dollar Stores, Inc.	1,444,300
120,000	(4)K Mart Corp.	1,122,000

	Total	7,135,450
	Services — 1.9%
100,000	(4)Tetra Tech, Inc.	1,731,250

	Total Consumer Cyclicals	22,007,150

(See Notes which are an integral part of the Financial Statements)

28

February 28, 2001 (unaudited)

Portfolio of Investments

Small-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Consumer Staples — 6.9%
	Broadcasting — 4.7%
150,000	(4)Cumulus Media, Inc., Class A	$750,000
100,000	(1)(4)Pegasus Communications Corp.	2,793,750
80,000	(1)(4)XM Satellite Radio Holdings, Inc., Class A	820,000

	Total	4,363,750
	Services — 2.2%
110,000	(4)Steiner Leisure Ltd.	1,986,875

	Total Consumer Staples	6,350,625
	Energy — 9.9%
	Domestic & International Oil — 6.5%
65,000	(4)Cal Dive International, Inc.	1,775,312
200,000	(4)Energy Partners Ltd.	2,274,000
65,000	(4)Marine Drilling Cos., Inc.	1,894,750

	Total	5,944,062
	Oil & Gas Products — 3.4%
70,000	Noble Affiliates, Inc.	3,104,500

	Total Energy	9,048,562
	Financials — 11.0%
	Banks — 4.4%
80,000	Cullen Frost Bankers, Inc.	2,868,800
50,000	East West Bancorp, Inc.	1,153,125

	Total	4,021,925
	Insurance — 6.6%
40,000	(4)Philadelphia Consolidated Holding Corp.	1,230,000
100,000	Protective Life Corp.	3,010,000
30,000	Radian Group, Inc.	1,855,500

	Total	6,095,500

	Total Financials	10,117,425
	Health Care — 14.3%
	Medical Supplies — 6.2%
250,000	(4)Aspect Medical Systems, Inc.	2,500,000
45,000	(4)Aviron	1,887,187
169,500	(1)(4)Sonic Innovations, Inc.	1,250,063

	Total	5,637,250
	Pharmaceuticals & Health Care — 8.1%
30,000	(1)(4)Alexion Pharmaceuticals, Inc.	881,250
35,500	(4)Cerus Corp.	2,056,781
85,000	(4)Intermune Pharmaceuticals, Inc.	2,406,563
22,500	(4)Medicines Co.	298,125
20,000	(4)Universal Health Services, Inc., Class B	1,795,000

	Total	7,437,719

	Total Health Care	13,074,969
	Technology — 23.7%
	Computer Services — 6.4%
95,000	(4)Activision, Inc.	2,179,062
435,000	(4)Broadbase Software, Inc.	1,522,500
127,500	(1)(4)Interwoven, Inc.	2,111,719

	Total	5,813,281
	Electronics — 6.2%
175,000	(1)(4)ACT Manufacturing, Inc.	3,040,625
10,500	Medis Technologies Ltd.	185,063

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Technology (continued)
	Electronics (continued)
150,000	(1)(4)Sawtek, Inc.	$2,475,000

	Total	5,700,688
	Information Services — 1.4%
60,000	Medquist, Inc.	1,297,500
	Semi-Conductor — 7.4%
120,000	(4)Aeroflex, Inc.	1,605,000
68,000	(4)Metalink Ltd.	735,250
30,000	(4)Photronics, Inc.	945,000
340,000	(4)Virata Corp.	3,442,500

	Total	6,727,750
	Telecommunications — 2.3%
70,000	(4)CommScope, Inc.	1,410,500
40,000	(1)(4)Proxim, Inc.	730,000

	Total	2,140,500

	Total Technology	21,679,719

	Total Common Stocks (identified cost $88,892,769)	85,137,950
	U.S. Treasury Bill — 0.6%
$525,000	6/14/2001 (identified cost $517,551)	518,007

	Total Investments in Securities (identified cost $89,410,320)	85,655,957
	(3)Repurchase Agreement — 7.2%
6,598,476	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	6,598,476

	Total Investments (identified cost $96,008,796 )	$92,254,433

International Stock Fund

Shares	Description	Value

	Common Stocks — 88.1%
	Australia — 1.7%
	Banks — 1.2%
314,200	National Australia Bank Ltd., Melbourne	$4,961,133
	Broadcasting — 0.3%
115,300	News Corp., Ltd.	1,079,991
	Insurance — 0.2%
103,400	AMP Ltd.	1,075,634

	Total Australia	7,116,758
	Belgium — 0.4%
	Banks — 0.4%
10,800	Dexia	1,799,296
	Brazil — 1.8%
	Aerospace & Defense — 0.7%
77,100	(4)Embraer—Empresa Brasileira de Aeronautica SA, ADR	2,929,800
	Metals & Mining — 0.2%
34,200	Companhia Vale Do Rio Doce, ADR	875,520
	Oil & Gas Integrated — 0.2%
36,400	(4)Petroleo Brasileiro SA, ADR	1,038,492
	Telecommunications — 0.7%
42,200	Telecomunicacoes Brasileiras SA, ADR	2,747,220

	Total Brazil	7,591,032

(See Notes which are an integral part of the Financial Statements)

29

Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Canada — 5.6%
	Banks — 1.6%
214,000	Royal Bank of Canada, Montreal	$6,544,748
	Computer Sciences — 0.3%
32,500	Thomson Corp.	1,188,067
	Financial Services — 1.2%
172,400	Manulife Financial Corp.	4,745,811
	Manufacturing — 1.5%
443,600	Bombardier, Inc., Class B	6,353,276
	Metals — 0.5%
55,000	Alcan Aluminum Ltd.	2,028,950
	Telecommunications — 0.5%
77,400	BCE, Inc.	2,063,966

	Total Canada	22,924,818
	Denmark — 1.3%
	Banks — 0.3%
73,400	Danske Bank AS	1,281,697
	Pharmaceuticals & Health Care — 0.6%
12,400	Novo Nordisk AS, Class B	2,440,704
	Utilities-Electric — 0.4%
36,000	(4)Vestas Wind Systems AS	1,763,704

	Total Denmark	5,486,105
	Finland — 1.7%
	Papers — 0.3%
34,100	UPM—Kymmene OY	1,035,783
	Telecommunications — 1.4%
90,600	Nokia Oyj	2,051,462
168,400	Nokia Oyj, Class A, ADR	3,704,800

	Total	5,756,262

	Total Finland	6,792,045
	France — 8.6%
	Automotive & Related — 0.3%
4,200	Peugeot SA	1,139,278
	Beverages & Foods — 0.5%
15,200	Groupe Danone	2,102,824
	Building Materials — 0.8%
20,500	Compagnie de St. Gobain	3,132,292
	Computer Services — 0.5%
11,700	Cap Gemini SA	2,050,468
	Domestic & International Oil — 1.7%
51,300	Total Fina SA, Class B	7,248,130
	Leisure & Recreation — 0.9%
48,800	Accor SA	1,917,548
31,900	LVMH	1,959,937

	Total	3,877,485
	Manufacturing — 0.6%
39,300	Schneider SA	2,568,332
	Metals — 0.3%
21,200	Pechiney SA, Class A	1,053,731
	Optical — 0.3%
4,000	Essilor International	1,226,040
	Pharmaceuticals & Health Care — 0.5%
39,000	Sanofi Synthelabo SA	2,117,956
	Services — 1.1%
73,600	Vivendi Universal SA	4,647,316
	Water Treatment — 1.1%
12,700	Suez Lyonnaise des Eaux	2,104,149
55,700	(4)Vivendi Environment	2,357,865

	Total	4,462,014

	Total France	35,625,866

Shares	Description	Value

	Common Stocks (continued)
	Germany — 5.1%
	Apparel & Footwear — 0.5%
32,600	Adidas AG	$2,040,454
	Automotive & Related — 0.5%
59,600	Bayerische Motoren Werke AG	2,065,435
	Chemicals — 0.8%
70,800	Bayer AG	3,460,414
	Foreign Banks — 0.5%
24,200	Deutsche Bank AG	1,998,281
	Insurance — 1.5%
6,500	Allianz AG Holding	2,154,511
12,900	Ergo Versicherungs Gruppe	1,982,926
6,700	Muenchener Rueckversicherungs- Gesellschaft AG	2,174,182

	Total	6,311,619
	Leisure & Recreation — 0.8%
82,900	Preussag AG	3,159,803
	Utilities — Electric — 0.5%
40,100	Veba AG	2,062,165

	Total Germany	21,098,171
	Hong Kong — 2.3%
	Diversified — 0.5%
179,300	Hutchison Whampoa Ltd.	2,126,341
	Land & Real Estate — 0.3%
106,000	Sun Hung Kai Properties	1,182,323
	Telecommunications — 1.5%
789,000	(4)China Mobile (Hong Kong) Ltd.	4,309,209
77,200	(4)China Mobile (Hong Kong) Ltd., ADR	2,057,380

	Total	6,366,589

	Total Hong Kong	9,675,253
	Ireland — 1.3%
	Banks — 1.0%
247,400	Allied Irish Banks PLC	2,675,702
139,100	Bank of Ireland	1,328,999

	Total	4,004,701
	Pharmaceuticals & Health Care — 0.3%
22,600	(4)Elan Corp. PLC, ADR	1,242,096

	Total Ireland	5,246,797
	Israel — 1.1%
	Pharmaceuticals & Health Care — 1.1%
68,100	Teva Pharmaceutical Industries Ltd., ADR	4,341,375
	Italy — 1.8%
	Banks — 0.4%
368,300	Banca Intesa SPA	1,545,848
	Insurance — 1.4%
150,350	Alleanza Assicurazioni	2,258,519
104,400	Assicurazioni Generali	3,637,195

	Total	5,895,714

	Total Italy	7,441,562
	Japan — 8.2%
	Automotive & Related — 0.3%
175,000	Nissan Motor Co., Ltd.	1,127,877
	Banks — 1.0%
181,000	Sumitomo Bank Ltd., Osaka	1,791,483
341,000	Sumitomo Trust & Banking	2,401,245

	Total	4,192,728
	Diversified — 0.6%
368,000	JGC Corp.	2,516,078

(See Notes which are an integral part of the Financial Statements)

30

February 28, 2001 (unaudited)

Portfolio of Investments

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Japan (continued)
	Electronics — 0.9%
229,000	NEC Corp.	$3,726,863
	Financial Services — 2.0%
100,000	Daiwa Securities Co., Ltd.	913,043
381,000	Nomura Securities Co., Ltd.	7,486,828

	Total	8,399,871
	Manufacturing — 0.5%
74,000	Kao Corp.	1,848,423
	Pharmaceuticals & Health Care — 1.1%
171,000	Chugai Pharmaceutical Co., Ltd.	2,456,394
39,000	Takeda Chemical Industries Ltd.	1,845,269

	Total	4,301,663
	Retail — 0.3%
53,000	JUSCO Co.	1,247,059
	Telecommunications — 1.5%
367	NTT DoCoMo, Inc.	6,351,321

	Total Japan	33,711,883
	Mexico — 1.7%
	Banks — 1.0%
2,172,200	Grupo Financiero Banamex Accival, SA de CV, Class O	3,975,942
	Broadcasting & Cable TV — 0.7%
77,400	Grupo Televisa SA, GDR	3,088,260

	Total Mexico	7,064,202
	Netherlands — 7.0%
	Aerospace & Defense — 0.8%
166,400	(4)European Aeronautic Defense and Space Co.	3,446,165
	Chemicals — 0.8%
65,700	Akzo Nobel NV	3,186,957
	Domestic & International Oil — 1.6%
109,100	Royal Dutch Petroleum Co.	6,473,145
	Electronics — 0.8%
107,597	Koninklijke (Royal) Philips Electronics NV	3,542,578
	Financial Services — 2.0%
118,500	ING Group NV	8,185,954
	Retail — 0.7%
96,500	Ahold NV	3,112,373
	Printing & Publishing — 0.3%
46,900	Wolters Kluwer NV	1,126,282

	Total Netherlands	29,073,454
	Singapore — 0.8%
	Electronics — 0.8%
122,900	(4)Flextronics International Ltd.	3,256,850
	Spain — 0.6%
	Telecommunications — 0.6%
136,900	Telefonica SA	2,337,479
	Sweden — 3.2%
	Banks — 2.4%
517,200	Nordbanken Holding AB	3,790,168
46,700	Svenska Cellulosa AB, Class B	1,076,596
316,500	Svenska Handelsbanken AB, Class A	5,315,267

	Total	10,182,031
	Construction Equipment — 0.3%
45,800	Atlas Copco AB, Class B	1,041,863
	Household Product/Wares — 0.5%
130,000	Electrolux AB, Class B	2,143,511

	Total Sweden	13,367,405

Shares	Description	Value

	Common Stocks (continued)
	Switzerland — 4.6%
	Banks — 1.8%
460	Baer Holdings AG	$1,989,843
34,100	UBS AG	5,419,490

	Total	7,409,333
	Beverages & Foods — 0.6%
1,090	Nestle SA	2,386,838
	Building Materials — 0.8%
2,750	Holderbank Financiere Glarus AG, Class B	3,110,325
	Insurance — 0.3%
680	Schw Rueckversicherungs	1,425,656
	Pharmaceuticals & Health Care — 1.1%
2,690	Novartis AG	4,548,426

	Total Switzerland	18,880,578
	Taiwan — 0.4%
	Semi-Conductors — 0.4%
88,500	(4)Taiwan Semiconductor Manufacturing Co., ADR	1,666,455
	United Kingdom — 27.2%
	Aerospace & Defense — 0.6%
254,800	BAA PLC	2,409,531
	Banks — 4.1%
417,500	HSBC Holdings PLC	5,551,469
281,000	Lloyds TSB Group PLC	2,661,350
213,400	Royal Bank of Scotland PLC, Edinburgh	4,683,061
282,700	Standard Chartered PLC	4,142,701

	Total	17,038,581
	Beverages & Foods — 0.5%
221,000	Diageo PLC	2,241,457
	Broadcasting & Cable TV — 0.9%
249,700	British Sky Broadcasting Group PLC	3,460,840
	Chemicals — 0.3%
79,600	Johnson Matthey PLC	1,227,372
	Communications — 0.5%
120,700	(4)COLT Telecom Group PLC	2,166,059
	Domestic & International Oil — 2.1%
1,066,500	BP Amoco PLC	8,822,817
	Electric — 0.3%
519,600	(4)Innogy Holdings PLC	1,410,323
	Financial Services — 1.8%
374,789	Amvescap PLC	7,440,144
	Household Product/Wares — 0.5%
136,600	Reckitt Benckiser PLC	1,873,554
	Land & Real Estate — 0.3%
182,400	(4)Canary Wharf Finance PLC	1,360,809
	Leisure & Recreation — 1.0%
197,800	Bass PLC	2,064,697
629,700	Hilton Group PLC	2,027,358

	Total	4,092,055
	Major Drugs — 1.5%
223,444	(4)GlaxoSmithKline PLC	6,145,475
	Metals & Mining — 0.5%
114,800	Rio Tinto PLC	2,113,216
	Multimedia — 2.3%
196,673	Pearson PLC	4,301,790
342,600	Reuters Group PLC	5,277,686

	Total	9,579,476
	Natural Gas — Utilities — 0.3%
346,200	BG Group PLC	1,329,537
	Printing & Publishing — 0.7%
268,000	Reed International PLC	2,685,258

(See Notes which are an integral part of the Financial Statements)

31

Marshall Funds

International Stock Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Recreation Activities — 1.0%
767,600	(4)P&O Princess Cruises PLC	$4,072,715
	Retail — 1.6%
117,400	Boots Co. PLC	1,059,351
137,300	Great Universal Stores PLC	1,060,513
301,300	Kingfisher PLC	2,148,908
184,900	Next PLC	2,255,721

	Total	6,524,493
	Services — 1.6%
266,000	(4)Compass Group PLC	2,119,886
365,400	WPP Group PLC	4,283,673

	Total	6,403,559
	Telecommunications — 3.1%
4,712,021	Vodafone Group PLC	12,772,590
	Tobacco — 1.2%
615,100	British American Tobacco PLC	4,944,219
	Utilities — Electric — 0.5%
624,200	National Power Co. PLC	2,162,852

	Total United Kingdom	112,276,932
	United States — 1.7%
	Electrical Equipment — 0.7%
50,100	Tyco International Ltd.	2,737,965
	Insurance — 0.5%
36,400	AFLAC, Inc.	2,189,824
	Leisure & Recreation — 0.5%
71,900	Royal Caribbean Cruises Ltd.	2,033,804

	Total United States	6,961,593

	Total Common Stocks (identified cost $364,518,379)	363,735,909
	(3)Repurchase Agreement — 13.1%
$53,970,000	State Street Corp., 4.25%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	53,970,000

	Total Investments (identified cost $418,488,379)	$417,705,909

Government Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 4.5%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,105,718

10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,689,723

	Total Asset-Backed Securities (identified cost $16,665,899)	16,795,441
	Collateralized Mortgage Obligations — 13.5%
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,194,700

Principal Amount	Description	Value

	Collateralized Mortgage Obligations (continued)
$15,207,072	(5)Federal Home Loan Mortgage Corp., 6.375%, 3/15/2001, REMIC (Series 1624-FA)	$15,305,157
10,000,000	Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,154,700
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,140,600

	Total Collateralized Mortgage Obligations (identified cost $48,427,781)	50,795,157
	Corporate Bonds — 1.9%
3,000,000	(5)HSB Group, Inc., FRN, 6.5875%, 4/15/2001	2,859,240
5,000,000	(5)TXU Gas Capital, FRN, 7.75125%, 4/1/2001	4,338,650

	Total Corporate Bonds (identified cost $7,909,300)	7,197,890
	Mortgage Backed Securities — 85.1%
	Federal Home Loan Mortgage Corporation — 22.0%
15,327,559	5.000%, 8/1/2014	14,698,054
25,000,000	6.500%, 2/1/2031	24,922,000
15,000,000	6.500%, 3/1/2031	14,953,200
3,709,771	7.000%, 11/1/2009	3,804,815
3,585,993	7.500%, 4/1/2024	3,683,496
13,237,806	8.000%, 8/1/2030	13,630,837
1,675,639	8.500%, 9/1/2024	1,765,705
6,894	8.750%, 4/1/2001	6,905
2,198,649	9.000%, 6/1/2019	2,333,998
2,248,733	9.500%, 2/1/2025	2,389,279

	Total	82,188,289
	Federal National Mortgage Association — 34.4%
14,036,851	6.000%, 9/1/2013	14,019,305
25,000,000	6.500%, 3/1/2031	24,914,000
6,709,968	7.000%, 12/1/2010	6,879,797
7,736,914	7.000%, 3/1/2029	7,831,227
16,663,960	7.000%, 7/1/2029	16,867,093
14,660,067	7.000%, 2/1/2030	14,838,773
10,779,090	7.500%, 12/1/2009	11,105,804
14,500,000	7.500%, 3/1/2031	14,812,620
7,082,291	8.000%, 10/1/2028	7,323,514
10,334,961	8.000%, 4/1/2030	10,635,295

	Total	129,227,428
	Government National Mortgage Association — 28.7%
20,000,000	6.500%, 3/15/2031	19,993,800
10,790,447	7.000%, 4/15/2029	10,989,422
6,567,687	7.000%, 5/15/2029	6,664,167
11,008,283	7.000%, 6/15/2029	11,169,995
12,683,118	7.500%, 8/15/2025	13,051,689
3,267,072	7.500%, 8/15/2025	3,372,239
13,660,408	7.500%, 12/15/2025	14,057,380
18,250,981	7.500%, 2/15/2027	18,712,913
2,734,130	8.500%, 6/15/2010	2,844,343
4,365,931	9.000%, 11/15/2009	4,558,294
1,380,311	9.000%, 1/15/2010	1,418,698

(See Notes which are an integral part of the Financial Statements)

32

February 28, 2001 (unaudited)

Portfolio of Investments

Government Income Fund (continued)

Principal Amount	Description	Value

	Mortgage Backed Securities (continued)
	Government National Mortgage Association (continued)
$926,023	9.500%, 10/15/2024	$980,714

	Total	107,813,654

	Total Mortgage Backed Securities (identified cost $314,672,446)	319,229,371

	Total Investments in Securities (identified cost $387,675,426)	394,017,859
	(3)Repurchase Agreement — 34.3%
128,873,147	Lehman Brothers, Inc., 5.400%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	128,873,147

	Total Investments (identified cost $516,548,573)	$522,891,006

Intermediate Bond Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 9.0%
$5,500,000	(6)ARG Funding Corp., Class A2, 5.88%, 5/20/2002	$5,537,400
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.65%, 11/15/2006	5,180,700
1,348,837	(5)(6)DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 6.275%, 4/5/2001	1,350,418
5,000,000	DaimlerChrysler Auto Trust, Class A3, 6.82%, 9/6/2004	5,122,900
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	7,754,882
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.62%, 7/15/2004	7,196,705
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.81%, 11/15/2029	7,123,337
10,000,000	Metris Master Trust, (Series 1997-1), Class A, 6.87%, 11/20/2005	10,174,000
2,251,198	(6)Pegasus Aviation Lease Securitization, (Series 1999- 1A), Class A1, 6.30%, 3/25/2029	2,251,075
5,224,222	TMS Home Equity Trust, (Series 1996-B), Class A7, 7.55%, 2/15/2020	5,240,835

	Total Asset-Backed Securities (identified cost $56,053,422)	56,932,252
	Collateralized Mortgage Obligations — 6.5%
5,000,000	(6)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	4,975,000
6,000,000	(6)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 12/20/2007	5,947,500

Principal Amount	Description	Value

	Collateralized Mortgage Obligations (continued)
$4,686,032	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.50%, 10/15/2021	$4,730,765
323,995	Federal Home Loan Mortgage Corp., (Series 1834), Class A, 7.00%, 1/15/2020	323,911
2,237,206	Federal National Mortgage Association, (Series 1997- 17), Class PD, 7.00%, 4/18/2021	2,236,378
7,007,943	Government National Mortgage Association, (Series 2000- 12), Class AC, 7.50%, 11/16/2027	7,240,327
12,000,000	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	12,503,179
2,945,577	(6)Prudential Home Mortgage Securities, (Series 1992-B), Class 2B, 6.757%, 9/28/2008	2,976,158

	Total Collateralized Mortgage Obligations (identified cost $40,186,250)	40,933,218
	Corporate Bonds & Notes — 45.6%
	Aerospace & Related — 0.6%
3,500,000	Raytheon Co., Note, 6.75%, 8/15/2007	3,561,390
	Automotive & Related — 0.8%
5,000,000	General Motors Corp., Note, 7.20%, 1/15/2011	5,091,950
	Banks — 5.6%
7,000,000	Bank of America Corp., Note, 6.625%, 6/15/2004	7,170,870
5,210,000	Bank of America Corp., Sub. Note, 7.80%, 2/15/2010	5,563,342
5,000,000	Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,299,300
5,790,000	Corestates Capital, Company Guarantee, 6.75%, 11/15/2006	5,859,364
5,000,000	Norwest Corp., MTN, (Series F), 6.50%, 6/1/2005	5,129,850
7,000,000	(5)Old Kent Capital Trust I, 6.325%, 2/1/2027	6,420,022

	Total	35,442,748
	Chemicals — 0.6%
4,000,000	Dow Chemical Co., Note, 6.125%, 2/1/2011	3,984,320
	Consumer Cyclicals — 2.5%
5,000,000	Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003	5,089,350
10,000,000	Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002	10,550,100

	Total	15,639,450
	Entertainment — 0.3%
2,000,000	Disney (Walt) Co., Note, 7.30%, 2/8/2005	2,125,220
	Financial Services — 15.3%
8,000,000	(5)Bear Stearns Cos., Inc., 7.00%, 1/15/2027	8,077,280
5,000,000	(5)(6)Credit Suisse, London, Sub. Note, 7.90%, 5/29/2049	4,944,355

(See Notes which are an integral part of the Financial Statements)

33

Marshall Funds

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	$4,139,120
17,400,000	Ford Motor Credit Co., Unsecured Note, 6.70%, 7/16/2004	17,780,538
750,000	Ford Motor Credit Co., Unsecured Note, 7.375%, 10/28/2009	766,732
5,000,000	General Electric Capital Corp., Note, (Series A), 6.50%, 12/10/2007	5,238,650
4,250,000	General Electric Capital Corp., Note, 7.50%, 6/5/2003	4,463,265
3,000,000	General Motors Acceptance Corp., Note, 6.38%, 1/30/2004	3,024,600
8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.00%, 6/6/2003	8,374,596
4,000,000	Household Netherlands BV, Company Guarantee, 6.20%, 12/1/2003	4,030,160
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.50%, 8/1/2026	5,176,050
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., 6.325%, 5/1/2001	4,042,200
7,000,000	Morgan Stanley Group, Inc., Note, 8.00%, 6/15/2010	7,739,060
6,000,000	PaineWebber Group, Inc., Note, 6.45%, 12/1/2003	6,163,320
12,000,000	Sears Roebuck Acceptance Corp., Note, (Series III), 7.01%, 9/19/2002	12,230,280

	Total	96,190,206
	Household Product/Wares — 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.60%, 12/15/2004	5,206,850
	Industrial Services — 2.7%
9,800,000	(6)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001	9,880,664
7,000,000	(5)Waste Management, Inc., Unsecd. Note, 7.70%, 10/1/2002	7,129,710

	Total	17,010,374
	Insurance — 3.9%
5,500,000	(6)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,804,865
7,000,000	Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005	7,287,420
5,000,000	Conseco, Inc., Note, 6.80%, 6/15/2005	3,925,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, 6.589%, 4/15/2001	3,812,320
3,500,000	John Hancock Financial Services, Inc., 6.50%, 3/1/2011	3,551,205

	Total	24,380,810
	Media — 0.5%
3,000,000	Comcast Corp., Note, 6.75%, 1/30/2011	3,034,260

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Telecommunications — 3.1%
$5,000,000	British Telecommunication PLC, Note, 7.625%, 12/15/2005	$5,133,400
1,800,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	1,851,984
3,000,000	(6)Verizon Global Funding, Note, 6.75%, 12/1/2005	3,074,580
5,000,000	Vodafone Group PLC, Note, 7.625%, 2/15/2005	5,268,350
4,000,000	WorldCom, Inc., Note, 7.875%, 5/15/2003	4,106,160

	Total	19,434,474
	Tobacco — 1.6%
10,000,000	Philip Morris Co., Inc., Note, 7.25%, 9/15/2001	10,069,300
	Transportation — 2.9%
4,830,305	American Trans Air, (Series 2000-1G), Pass Through Cert., 8.039%, 1/15/2016	5,076,602
4,485,844	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,425,195
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.50%, 4/30/2016	4,529,000
3,000,000	Norfolk Southern Corp., Note, 6.75%, 2/15/2011	3,008,550
1,100,000	US Airways, Inc., Pass Through Cert., 7.076%, 3/20/2021	1,119,481

	Total	18,158,828
	Utilities — 0.6%
4,000,000	(6)Potomac Capital Investment Corp., MTN, 7.55%, 11/19/2001	4,037,640
	Utilities-Electric — 2.8%
4,000,000	Korea Electric Power Corp., Deb., 6.00%, 12/1/2026	4,003,080
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,211,550
5,000,000	(6)Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	5,154,800
3,000,000	(6)Pinnacle Partner, Sr. Note, 8.83%, 8/15/2004	3,138,390

	Total	17,507,820
	Utilities-Natural Gas — 1.0%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 7.751%, 4/1/2001	6,074,110

	Total Corporate Bonds & Notes (identified cost $285,371,201)	286,949,750
	Government Agencies — 13.9%
	Federal Home Loan Bank — 1.8%
5,000,000	5.43%, 11/17/2008	4,936,050
6,500,000	5.58%, 8/17/2001	6,520,540

	Total	11,456,590
	Federal Home Loan Mortgage Corporation — 7.8%
15,000,000	5.75%, 4/15/2008	15,191,100

(See Notes which are an integral part of the Financial Statements)

34

February 28, 2001 (unaudited)

Portfolio of Investments

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Government Agencies (continued)
	Federal Home Loan Mortgage Corporation (continued)
$7,000,000	7.00%, 2/15/2003	$7,284,550
25,000,000	7.00%, 7/15/2005	26,709,750

	Total	49,185,400
	Federal National Mortgage Association — 2.7%
15,000,000	7.25%, 1/15/2010	16,638,450
	Tennessee Valley Authority — 1.6%
10,000,000	5.625%, 1/18/2011	9,909,000

	Total Government Agencies (identified cost $85,516,670)	87,189,440
	Mortgage Backed Securities — 2.1%
	Federal Home Loan Mortgage Corporation — 0.0%
47,472	8.75%, 4/1/2001	47,544
	Federal National Mortgage Association — 0.8%
4,793,686	7.635%, 8/1/2011	5,205,643
	Government National Mortgage Association — 1.3%
8,000,000	5.950%, 7/20/2024	8,072,480

	Total Mortgage Backed Securities (identified cost $13,243,702)	13,325,667
	U.S. Treasury Securities — 12.7%
	U.S. Treasury Notes — 12.7%
10,000,000	5.00%, 2/15/2011	10,070,300
3,000,000	(1)5.50%, 3/31/2003	3,060,960
20,500,000	(1)5.75%, 11/15/2005	21,430,495
3,335,000	5.75%, 8/15/2010	3,514,756
5,000,000	(1)6.00%, 8/15/2004	5,215,050
1,000,000	(1)6.00%, 8/15/2009	1,067,520
15,000,000	(1)6.125%, 8/31/2002	15,339,900
15,000,000	(1)6.375%, 8/15/2002	15,390,300
4,200,000	(1)6.75%, 5/15/2005	4,523,904

	Total U.S. Treasury Securities (identified cost $78,091,477)	79,613,185

	Total Investments in Securities (identified cost $558,462,722)	564,943,512
	(3)Repurchase Agreement — 6.1%
38,393,285	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	38,393,285

	Total Investments (identified cost $596,856,007)	$603,336,797

Intermediate Tax-Free Fund

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals — 95.9%
	Arizona — 1.1%
$40,000	Maricopa County, AZ, Community College District, (Series A), 6.00% (Original Issue Yield: 6.00%), 7/1/2006, Callable 7/1/2003	AA/Aaa	$42,229

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Arizona (continued)
$1,000,000	Maricopa County, AZ, Unified School District No. 41, Certificate Participation, 5.00% (FSA INS), 1/1/2002	AAA/Aaa	$1,013,880

	Total		1,056,109
	Arkansas — 1.7%
1,560,000	Arkansas Development Finance Authority, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020, Callable 7/1/2007	AAA/Aaa	1,594,975
	Colorado — 7.7%
1,950,000	Castle Rock Ranch, CO, Public Improvement Authority, Revenue Bonds, 5.70%, 12/1/2006	AA	2,013,277
2,000,000	Interlocken Metro District, GO UT, 5.75% (Asset Guaranty LOC)/(Original Issue Yield: 6.05%), 12/15/2019, Callable 12/15/2009	AA	2,097,960
3,000,000	Larimer County, CO, School District, GO UT, 5.50% (FGIC INS)/(Original Issue Yield: 4.42%), 12/15/2006	AAA/Aaa	3,255,660

	Total		7,366,897
	Florida — 2.2%
1,000,000	Florida Rural Utility Financing Committee, Refunding Revenue Bonds, 5.25% (Public Construction Projects)/(Original Issue Yield: 4.625%), 9/1/2001	MIG1	1,009,190
1,060,000	Orange County, FL, Health Facilities Authority, Refunding Revenue Bonds, 5.55% (Original Issue Yield: 5.75%), 11/15/2004	A-/Baa1	1,084,020

	Total		2,093,210

(See Notes which are an integral part of the Financial Statements)

35

Marshall Funds

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Georgia — 2.1%
$1,000,000	Burke County, GA, Development Authority, PCR Bonds, 6.25% (Oglethorpe Power Corp. Vogtle B)/ (MBIA INS), 1/1/2003	AAA/Aaa	$1,045,520
1,000,000	Private Colleges & Universities Facilities of GA, Refunding Revenue Bonds (Series A), 5.25% (Mercer University Project)/ (Original Issue Yield: 5.08%), 10/1/2014, Callable 10/1/2009	A3	1,025,250

	Total		2,070,770
	Illinois — 3.7%
1,000,000	Du Page, IL, Water Commission, GO, Refunding Bonds, 6.25% (Original Issue Yield: 6.45%), 3/1/2006, Callable 3/1/2002	AAA/Aaa	1,042,320
1,380,000	Illinois Health Facilities Authority, (Series C), 5.375% (Original Issue Yield: 5.70%), 4/1/2003	A+/A1	1,408,787
1,085,000	Waukegan, IL, GO UT, 6.40% (MBIA INS)/(Original Issue Yield: 6.45%), 12/30/2004, Callable 12/30/2002 @ 100	AAA/Aaa	1,136,798

	Total		3,587,905
	Indiana — 3.8%
1,425,000	Indianapolis, IN, Marion County Indiana Public Library, GO UT, 5.80%, 7/1/2012, Callable 1/1/2009	Aa2	1,539,328
2,000,000	Petersburg, IN, PCA, Revenue Bonds, 6.10% (MBIA INS)/(Original Issue Yield: 6.099%), 1/1/2016, Callable 1/1/2003	AAA/Aaa	2,091,760

	Total		3,631,088
	Iowa — 4.3%
1,050,000	Cedar Rapids, IA, GO UT, (Series B), 5.20% (Original Issue Yield: 5.25%), 6/1/2007, Callable 6/1/2004 @ 100	Aaa	1,086,886

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Iowa (continued)
$3,000,000	Iowa Finance Authority, Solid Waste Disposal Project, Revenue Bonds, AMT, 6.00% (Ipsco, Inc.), Due 6/1/2027, Mandatory Tender 6/1/2007	NR	$3,033,750

	Total		4,120,636
	Kentucky — 3.0%
2,565,000	Kentucky State Property & Buildings Commission, Refunding Revenue Bonds, 6.00% (FSA INS)/(Original Issue Yield: 5.51%), 2/1/2011, Callable 2/1/2010 @ 100	AAA/Aaa	2,884,676
	Massachusetts — 2.9%
2,500,000	Massachusetts State, (Series A), 6.00% (Original Issue Yield: 5.67%), 2/1/2014, Callable 2/1/2010	AA-/Aa2	2,775,750
	Minnesota — 1.1%
1,000,000	Minneapolis/St. Paul, MN, Housing Authority, Refunding Revenue Bonds, 6.75%, (Group Health Plan, Inc. Project), 12/1/2013, Callable 12/1/2002	BBB+/Baa1	1,020,310
	Missouri — 1.1%
1,000,000	Missouri State Environmental Improvement & Energy Authority, Water Pollution Control State Revolving Fund Program, Revenue Bonds (Series B), 6.65%, 7/1/2006, Callable 7/1/2004	Aaa	1,106,410

(See Notes which are an integral part of the Financial Statements)

36

February 28, 2001 (unaudited)

Portfolio of Investments

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Nevada — 1.1%
$1,000,000	Las Vegas, NV, GO LT, Sewer Refunding Revenue Bonds (Series B), 4.875% (MBIA INS)/(Original Issue Yield: 5.05%), 1/1/2006, Callable 1/1/2003	AAA/Aaa	$1,026,080
	New Mexico — 7.6%
775,000	Albuquerque, NM, Educational Facilities, Refunding Revenue Bonds, 4.65% (Albuquerque Academy Project)/ (Original Issue Yield: 4.75%), 10/15/2014, Callable 4/15/2009 @ 100	AA-/Aa2	766,498
715,000	Albuquerque, NM, Educational Facilities, Refunding Revenue Bonds, 4.70% (Albuquerque Academy Project)/ (Original Issue Yield: 4.80%), 10/15/2015	AA-/Aa2	699,434
2,100,000	New Mexico State Highway Commission, Refunding Revenue Bonds, 5.00%, 6/15/2004	AA+/Aa2	2,180,136
3,325,000	New Mexico State Highway Commission, Refunding Revenue Bonds, 6.00% (Original Issue Yield: 5.37%), 6/15/2010, Callable 6/15/2009 @ 100	AA+/Aa2	3,702,687

	Total		7,348,755
	New York — 5.8%
3,000,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Revenue Bonds (Series A) 4.55% (General Electric Capital Corp.), 12/1/2018, Mandatory Put 11/30/2001 (@100)	AAA/Aaa	3,023,850
1,100,000	Oswego County, NY, GO UT, 6.70% (Original Issue Yield: 6.80%), 6/15/2010	A2	1,293,677

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	New York (continued)
$1,100,000	Oswego County, NY, GO UT, 6.70% (Original Issue Yield: 6.80%), 6/15/2011	A2	$1,300,277

	Total		5,617,804
	North Dakota — 5.2%
2,940,000	Fargo, ND, (Series A), 5.75% (FSA INS)/(Original Issue Yield: 5.30%), 6/1/2012, Callable 6/1/2010	AAA/Aaa	3,211,215
1,545,000	North Dakota State Water Authority, Revenue Bonds (Series A), 6.00% (Original Issue Yield: 5.39%), 8/1/2011, Callable 8/1/2010 @ 100	AAA	1,757,901

	Total		4,969,116
	Ohio — 5.9%
2,055,000	Cleveland, OH, Parking Facilities, Revenue Bonds, 7.60%, Due 9/15/2003, PRF 9/15/2002 (@102)	NR	2,220,160
395,000	Cleveland, OH, Public Power System, Refunding Revenue Bonds, 7.00% (MBIA INS)/(Original Issue Yield: 7.126%), 11/15/2017, Callable 11/15/2001	AAA/Aaa	409,856
605,000	Cleveland, OH, Public Power System, Refunding Revenue Bonds, 7.00% (MBIA INS)/ (Original Issue Yield: 7.126%), 11/15/2017, PRF 11/15/2001 (@102)	AAA/Aaa	632,249
1,045,000	Ohio HFA, Mortgage Revenue Bonds, AMT, Residential A-1 RMK, 5.05% (GNMA COL), 9/1/2001	NR/Aaa	1,052,838
1,315,000	Ohio HFA, Mortgage Revenue Bonds, AMT, Residential A-1 RMK, 5.15% (GNMA COL), 9/1/2002	NR/Aaa	1,339,696

	Total		5,654,799
	Oregon — 1.1%
1,000,000	Salem-Keizer, OR, School District #24J, 5.375%, 6/1/2014, Callable 6/1/2009 @ 100	AAA/Aaa	1,045,590

(See Notes which are an integral part of the Financial Statements)

37

Marshall Funds

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Pennsylvania — 7.0%
$4,000,000	Commonwealth of Pennsylvania, 6.00% (Original Issue Yield: 5.54%), 1/15/2012, Callable 1/15/2010	AA/Aa2	$4,461,200
2,000,000	Pottsville, PA, Hospital Authority, 7.00% (Original Issue Yield: 7.50%), 7/1/2014, PRF 7/1/2004 @ 102	AAA	2,233,800

	Total		6,695,000
	South Carolina — 4.3%
1,055,000	South Carolina State, GO UT, Bonds (Series B), 5.625%, 7/1/2011, Callable 7/1/2006	AAA/Aaa	1,140,244
2,835,000	South Carolina State Public Service Authority, (Series A), 5.375% (MBIA INS)/(Original Issue Yield: 4.80%), 1/1/2006	AAA/Aaa	3,011,932

	Total		4,152,176
	South Dakota — 1.6%
1,500,000	Heartland Consumers Power District, SD, Refunding Revenue Bonds, 5.90% (FSA INS)/(Original Issue Yield: 6.00%), 1/1/2004	AAA/Aaa	1,579,650
	Tennessee — 1.1%
1,000,000	Metropolitan Government Nashville & Davidson County, TN, GO UT, 6.15% (Original Issue Yield: 6.386%), Due 5/15/2025, PRF 5/15/2002 (@102)	AAA/Aa2	1,050,590
	Texas — 9.7%
945,000	San Angelo, TX, ISD, GO UT, 5.30% (PSFG GTD), 2/15/2007, Callable 2/15/2006 @ 100	AAA/Aaa	998,723
2,000,000	Tarrant County, TX, HFDC, Revenue Bonds, 5.75% (Texas Health Resources System)/(MBIA INS), 2/15/2009, Callable 2/15/2008 @ 102	AAA/Aaa	2,164,000

Principal Amount	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Texas (continued)
$1,180,000	Texas Water Development Board, State Revolving Fund Senior Lien Revenue Bonds (Series A), 5.25% (Original Issue Yield: 4.90%), 7/15/2004	AAA/Aaa	$1,237,254
5,000,000	Trinity River Authority Texas Regional Wastewater System, (Series A) Refunding Revenue Bonds, 5.00% (AMBAC INS)/ (Original Issue Yield: 6.13%), 8/1/2016, Callable 8/1/2003 @ 100	AAA/Aaa	4,967,950

	Total		9,367,927
	Utah — 2.2%
2,020,000	Jordan, UT, School District, School Board GTD, GO UT, 5.00%, 6/15/2003	AAA	2,080,317
	Virginia — 2.5%
2,190,000	Loudoun County, VA, GO UT (Series B), 5.75%, 1/1/2011, Callable 1/1/2010 @ 101	AA/Aa1	2,437,711
	Washington — 1.2%
1,000,000	Port Longview, WA, IDC, Solid Waste Disposal Revenue Bonds, 6.875% (Weyerhaeuser Co.), 10/1/2008	A	1,101,060
	Wisconsin — 4.9%
1,035,000	River Falls, WI, School District, (GO UT), 5.10% (FGIC INS)/ (Original Issue Yield: 5.099%), 4/1/2012	NR/Aaa	1,079,474
1,650,000	Southeast WI, Professional Baseball Park District, Sales Tax Revenue Bonds, 5.45% (MBIA INS), 12/15/2012, Callable 3/13/2007	AAA/Aaa	1,737,434

(See Notes which are an integral part of the Financial Statements)

38

February 28, 2001 (unaudited)

Portfolio of Investments

Intermediate Tax-Free Fund (continued)

Principal Amount or Shares	Description	Credit Rating(7)	Value

	Long-Term Municipals (continued)
	Wisconsin (continued)
$1,750,000	Wisconsin State, GO UT, (Series C), Water Utility & Highway Improvement Bonds, 6.00%, 5/1/2014, callable 5/1/2010@100	AA/Aa2	$1,923,023

	Total		4,739,931

	Total Long-Term Municipals (identified cost $89,136,169)		92,175,242
	Mutual Funds — 4.0%
892,846	Federated Tax-Free Obligations Fund		892,846
2,978,303	Fidelity Tax Exempt Money Market		2,978,302

	Total Mutual Funds (shares at net asset value)		3,871,148

	(8)Total Investments (identified cost $93,007,317)		$96,046,390

Short-Term Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 14.7%
$26,689	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.00%, 1/20/2013	$26,865
1,350,000	ANRC Auto Owner Trust, 6.75%, 12/15/2003	1,364,459
3,000,000	(5)ARG Funding Corp., Class A2, 5.88%, 5/20/2002	3,020,400
284,810	CPS Auto Grantor Trust, Series 1997-2, Class A, 6.65%, 10/15/2002	287,125
539,535	(5)(6)DLJ Commercial Mortgage Corp., Series 1998-STF2, Class A1, 6.275%, 3/6/2001	540,167
2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.82%, 9/6/2004	2,049,160
1,000,000	Ford Credit Auto Owner Trust, Series 2000-G, Class A4, 6.62%, 7/15/2004	1,028,101
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.81%, 11/15/2029	3,052,859
123,030	(5)New York City Tax Lien, Class B, 6.56%, 5/25/2005	122,876
554,852	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.00%, 2/25/2024	553,995
1,125,599	(5)Pegasus Aviation Lease Securitization, Series 1999-1A, Class A1, 6.30%, 3/25/2029	1,125,537

Principal Amount	Description	Value

	Asset-Backed Securities (continued)
$2,285,526	(5)Regional Jet Equipment Trust, Note, 7.771%, 9/5/2004	$2,349,041
771,352	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.55%, 1/15/2018	775,521
1,849,291	UCFC Home Equity Loan, Series 1995-A1, Class A5, 8.55%, 1/10/2020	1,848,283

	Total Asset-Backed Securities (identified cost $18,016,982)	18,144,389
	Collateralized Mortgage Obligations — 11.5%
	Federal Home Loan Mortgage Corporation — 1.2%
1,408,695	6.05%, 9/15/2020, Series 1818, Class A	1,416,809
134,998	7.00%, 1/15/2020, Series 1834, Class A	134,963

	Total	1,551,772
	Government National Mortgage Association — 4.7%
1,600,000	5.950%, 7/20/2024, Series 2001-5, Class PK	1,614,496
4,031,415	7.50%, 11/16/2027, Series 2000-12, Class AC	4,165,097

	Total	5,779,593
	Other Financial — 5.6%
865,460	(5)Capital Asset Research Funding, Series 1997-A, Class A, 6.40%, 12/15/2004	868,437
4,000,000	(5)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 2/20/2005	3,980,000
1,993,695	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.25%, 11/25/2025	2,027,786

	Total	6,876,223
	Total Collateralized Mortgage Obligations (identified cost $13,995,746)	14,207,588
	Mortgage Backed-Pass Through Securities — 7.1%
	Federal Home Loan Mortgage Corporation — 0.9%
260,099	9.00%, 7/1/2014	269,364
786,423	11.00%, 8/1/2019	853,639

	Total	1,123,003
	Federal National Mortgage Association — 5.6%
204,051	8.00%, 8/1/2007	207,798
1,087,218	8.00%, 5/1/2008	1,115,072
389,055	9.00%, 7/1/2009	402,913
238,538	9.00%, 1/1/2015	253,222
403,526	9.50%, 12/1/2024	422,314
1,852,101	9.50%, 1/1/2025	1,936,881
408,635	10.00%, 7/1/2020	425,749
810,795	10.50%, 1/1/2022	867,299
1,151,688	11.00%, 12/1/2015	1,251,379

	Total	6,882,627

(See Notes which are an integral part of the Financial Statements)

39

Marshall Funds

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Mortgaged Backed-Pass Through Securities (continued)
	Government National Mortgage Association — 0.6%
$676,962	9.00%, 12/15/2019	$717,472

	Total Mortgage Backed-Pass Through Securities (identified cost $8,898,275)	8,723,102
	Corporate Bonds & Notes — 38.0%
	Banks — 4.1%
1,500,000	Bank of America Corp., Sub. Note, 7.75%, 7/15/2002	1,547,670
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,538,250
1,000,000	Firstar Corp., Sr. Note, 6.35%, 7/13/2001	1,003,600
1,000,000	Wells Fargo Co., Sub. Note, 6.875%, 4/15/2003	1,031,110

	Total	5,120,630
	Communications — 3.9%
2,000,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	2,057,760
2,000,000	WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001	2,001,300
750,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	744,675

	Total	4,803,735
	Domestic & International Oil — 2.1%
2,500,000	Occidental Petroleum Corp., Note, 6.40%, 4/1/2003	2,541,500
	Financial Services — 10.5%
1,000,000	Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001	1,002,740
2,000,000	Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.00%, 12/1/2001	2,009,160
1,500,000	Ford Motor Credit Co., Note, 7.50%, 6/15/2003	1,552,485
1,000,000	General Electric Capital Corp., Note, 7.50%, 6/5/2003	1,050,180
2,000,000	General Motors Acceptance Corp., Note, 6.38%, 1/30/2004	2,016,400
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.75%, 11/10/2003	1,493,490
1,000,000	(6)MBNA Global Capital Securities, Jr. Sub. Deb., 7.559%, 5/1/2001	808,440
1,000,000	Merrill Lynch & Co., Inc., Note, 6.80%, 11/3/2003	1,032,320
1,000,000	PaineWebber Group, Inc., Note, 6.45%, 12/1/2003	1,027,220
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.25%, 5/15/2003	1,014,800

	Total	13,007,235
	Industrial — 2.6%
2,400,000	(5)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001	2,419,754
750,000	Waste Management, Inc., Note, 6.70%, 5/1/2001	750,622

	Total	3,170,376

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Insurance — 3.2%
$1,000,000	(5)Allstate Financial Global, Note, 7.125%, 9/26/2005	$1,055,430
3,000,000	(6)HSB Group, Inc., Company Guarantee, 6.59%, 4/17/2001	2,859,240

	Total	3,914,670
	Natural Gas — 2.1%
3,000,000	(6)TXU Gas Capital I, Company Guarantee, 7.75%, 4/2/2001	2,603,190
	Real Estate — 2.5%
3,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	3,030,090
	Utilities — 0.8%
1,000,000	(5)Potomac Capital Investment Corp., MTN, 7.55%, 11/19/2001	1,009,410
	Utilities — Electric—6.2%
2,000,000	(5)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	2,084,620
3,375,000	NRG Northeast Generating, Note, 8.065%, 12/15/2004	3,469,331
2,000,000	(5)Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	2,061,920

	Total	7,615,871

	Total Corporate Bonds & Notes (identified cost $46,602,732)	46,816,707
	Government Agencies - 13.7%
	Federal Home Loan Bank — 1.1%
700,000	Federal Home Loan Bank System, Bond, Series 121, 5.25%, 4/25/2002	703,955
700,000	Federal Home Loan Bank System, Note, 5.50%, 8/13/2001	701,911

	Total	1,405,866
	Federal Home Loan Mortgage Corporation — 8.4%
5,000,000	Federal Home Loan Mortgage Corp., Note, 6.625%, 8/15/2002	5,130,550
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,257,650

	Total	10,388,200
	Federal National Mortgage Association — 4.2%
5,000,000	Federal National Mortgage Association, Note, 6.75%, 8/15/2002	5,139,250

	Total Government Agencies (identified cost $16,671,745)	16,933,316
	Note-Variable — 1.6%
	Financial Services — 1.6%
2,000,000	(6)Lehman Brothers Holdings, Inc., MTN, 7.015%, 3/3/2001 (identified cost $1,980,300)	2,006,596

(See Notes which are an integral part of the Financial Statements)

40

February 28, 2001 (unaudited)

Portfolio of Investments

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	U.S. Treasury Notes — 5.4%
$1,500,000	5.50%, 5/31/2003	$1,531,155
5,000,000	6.25%, 7/31/2002	5,115,950

	Total U.S. Treasury Notes (identified cost $6,557,070)	6,647,105

	Total Investments in Securities (identified cost $112,722,850)	113,478,803
	(3)Repurchase Agreement — 7.5%
9,228,843	Lehman Brothers, Inc., 5.40%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	9,228,843

	Total Investments (identified cost $121,951,693)	$122,707,646

Money Market Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 2.0%
	Diversified — 2.0%
$10,000,000	CC (USA), Inc., 7.120%, 5/7/2001	$10,000,000
10,000,000	Centauri, 6.780%, 4/25/2001	10,000,000
15,000,000	Sigma Finance Corp., 6.960%, 4/3/2001	15,000,000
20,000,000	Sigma Finance Corp., Class A, 6.860%, 4/18/2001	20,000,000

	Total Asset-Backed Securities	55,000,000
	(9)Commercial Paper — 4.0%
	Foreign Banks — 0.6%
15,000,000	Commerzbank AG, NY, 7.055%, 7/19/2001	14,998,639
	Health Care — 2.7%
50,000,000	American Home Products Corp., 5.450%, 4/12/2001	49,682,083
25,000,000	(6)American Home Products Corp., 5.510%, 4/11/2001	24,843,118

	Total	74,525,201
	Short-Term Business Credit — 0.7%
20,000,000	Textron Financial Corp., 5.600%, 3/21/2001	19,937,778

	Total Commercial Paper	109,461,618
	Corporate Bonds — 6.4%
	Asset Backed — 0.7%
20,000,000	(6)Beta Finance, Inc., 6.750%, 3/15/2001	20,000,000
	Banks — 1.6%
44,000,000	KeyBank, N.A., 6.583%, 3/25/2002	44,096,360
	Beverages & Foods — 1.8%
50,000,000	Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Financial Services — 0.7%
20,000,000	Prudential Funding Corp., 5.50%, 2/15/2002	19,957,222

Principal Amount	Description	Value

	Corporate Bonds (continued)
	Personal Credit — 1.6%
$36,400,000	Ford Motor Credit Co., 6.895%, 1/17/2002	$36,423,322
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,013,413

	Total	44,436,735

	Total Corporate Bonds	178,490,317
	(5)Variable-Rate Notes — 54.9%
	Automotive — 1.3%
12,000,000	General Motors Acceptance Corp., 5.615%, 5/1/2001	12,005,846
23,000,000	General Motors Acceptance Corp., 6.728%, 3/12/2001	23,025,290

	Total	35,031,136
	Banks — 10.1%
25,500,000	Bank One Corp., 5.780%, 4/26/2001	25,532,317
15,000,000	Bank One Corp., 6.590%, 3/21/2001	15,018,181
10,000,000	Bank One Corp., 6.767%, 3/19/2001	10,017,115
75,000,000	Fleet Boston Financial Corp., Series P, 6.478%, 3/13/2001	74,998,212
45,000,000	National Bank of Commerce, Memphis, TN, 5.580%, 3/22/2001	44,995,239
75,000,000	SMM Trust, Series 2000A, 5.591%, 3/14/2001	75,000,000
30,580,000	Westpac Banking Co., 5.598%, 4/29/2001	30,582,512

	Total	276,143,576
	Broker/Dealers — 12.2%
75,000,000	Bank of America, 5.230%, 5/25/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 6.696%, 3/1/2001	75,000,000
75,000,000	Goldman Sachs & Co., 6.578%, 3/8/2001	75,000,000
35,000,000	J.P. Morgan & Co., Inc., 5.635%, 3/1/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 5.610%, 3/20/2001	15,000,000
50,000,000	Merrill Lynch & Co., Inc., 5.610%, 4/12/2001	49,999,403
10,000,000	Merrill Lynch & Co., Inc., 5.648%, 4/29/2001	10,002,595

	Total	335,001,998
	Computer Integrated Systems Design — 2.2%
60,000,000	Computer Sciences Corp., 6.644%, 3/27/2001	60,000,000
	Construction Equipment — 0.8%
7,000,000	Caterpillar Financial Services Corp., 5.609%, 5/12/2001	7,012,803
15,000,000	Caterpillar Financial Services Corp., 5.859%, 4/18/2001	15,020,124

	Total	22,032,927

(See Notes which are an integral part of the Financial Statements)

41

Marshall Funds

Money Market Fund (continued)

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Diversified Manufacturing — 0.4%
$10,000,000	Danaher Corp., 5.723%, 3/1/2001	$10,000,000
	Forest Products & Paper — 1.6%
45,000,000	Willamette Industries, Inc., 5.590%, 3/1/2001	45,000,000
	Insurance — 11.1%
40,000,000	American General Annuity Insurance Co., 5.413%, 5/18/2001	40,000,000
40,000,000	Commonwealth Life Insurance, 5.750%, 3/1/2001	40,000,000
50,000,000	GE Life and Annuity Assurance Co., 5.709%, 4/20/2001	50,000,000
40,000,000	Jackson National Life Insurance Co., 5.530%, 5/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 6.901%, 3/1/2001	50,000,000
10,000,000	Monumental Life Insurance Co., 6.460%, 4/1/2001	10,000,000
25,000,000	Monumental Life Insurance Co., 6.471%, 3/1/2001	25,000,000
50,000,000	Travelers Insurance Co., 5.671%, 4/1/2001	50,000,000

	Total	305,000,000
	Other Consumer Non-Durables — 2.7%
55,000,000	(6)Unilever Capital Corp., 6.708%, 3/7/2001	55,000,000
20,000,000	Unilever N.V., 5.856%, 4/8/2001	19,999,008

	Total	74,999,008
	Personal Credit — 6.2%
20,000,000	Associates Corp. of North America, 5.400%, 5/28/2001	20,005,951
50,000,000	Associates Corp. of North America, 6.464%, 3/26/2001	50,000,000
16,000,000	Ford Motor Credit Co., 5.799%, 4/16/2001	16,010,424
13,700,000	Ford Motor Credit Co., 5.849%, 5/16/2001	13,709,784
20,000,000	GMAC Australia Finance, 5.661%, 4/23/2001	20,001,031
50,000,000	Household Finance Corp., 6.408%, 3/29/2001	50,000,000

	Total	169,727,190
	Retail — 0.5%
15,000,000	Dayton Hudson Corp., 5.799%, 5/16/2001	15,007,951

Principal Amount or Shares	Description	Value

	(5)Variable-Rate Notes (continued)
	Telecommunications — 5.8%
$50,000,000	BellSouth Telecommunications, Inc., 6.500%, 3/4/2001	$50,000,000
35,000,000	(6)SBC Communications, Inc., 5.339%, 5/15/2001	34,999,299
75,000,000	Verizon Global Funding, 6.610%, 3/15/2001	74,984,640

	Total	159,983,939

	Total Variable-Rate Notes	1,507,927,725
	Mutual Funds — 9.0%
87,000,000	Dreyfus Cash Management Fund	87,000,000
69,717,522	Goldman Sachs Financial Square Money Market Fund	69,717,522
90,000,000	Provident Temp Cash Fund #21	90,000,000

	Total Mutual Funds (shares at net asset value)	246,717,522

	Total Investments in Securities (at amortized cost)	2,097,597,182
	(3)Repurchase Agreements — 25.7%
$125,000,000	Deutsche Bank Financial, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	First Union Capital Markets, 5.631%, dated 2/28/2001, due 3/1/2001	125,000,000
205,261,755	Lehman Brothers, Inc., 5.400%, dated 2/28/2001, due 3/1/2001	205,261,755
125,000,000	Morgan Stanley Group, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	Salomon Smith Barney, Inc., 5.612%, dated 2/28/2001, due 3/1/2001	125,000,000

	Total Repurchase Agreements	705,261,755

	Total Investments (at amortized cost)	$2,802,858,937

(See Notes which are an integral part of the Financial Statements)

42

Notes to Portfolios of Investments

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.
(2)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(3)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.
(4)	Non-income producing.
(5)	Current rate and next demand date shown.
(6)

Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the Funds’ board of directors.

(7)	Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.
(8)	Securities that are subject to alternative minimum tax represent 9.9% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(9)	Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:

ADR—American Depositary Receipt

AMBAC—American Municipal Bond Assurance Corporation

AMT—Alternative Minimum Tax

COL—Collateralized

FGIC—Financial Guaranty Insurance Corporation

FRN—Floating Rate Note

FSA—Financial Security Assurance

GDR—Global Depositary Receipt

GNMA—Government National Mortgage Association

GO—General Obligation

GTD—Guaranteed

HFA—Housing Finance Authority

HFDC—Health Facility Development Corporation

IDC—Industrial Development Corporation

INS—Insured

ISD—Independent School District

LOC—Letters of Credit

LT—Limited Tax

MBIA—Municipal Bond Insurance Association

MTN—Medium Term Note

PCA—Pollution Control Authority

PCR—Pollution Control Revenue

PRF—Prerefunded

PSFG—Permanent School Fund Guarantee

REMIC—Real Estate Mortgage Investment Conduit

UT—Unlimited Tax

Marshall	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Equity Income Fund	$ 343,980,281		$ 85,288,044	$ 96,419,909	$11,131,865	$ 429,757,638
Large-Cap Growth & Income Fund	313,409,112		110,319,746	139,525,421	29,205,675	423,398,794
Mid-Cap Value Fund	107,286,454		22,365,901	24,948,596	2,582,695	131,212,433
Mid-Cap Growth Fund	353,406,065		7,214,465	47,580,740	40,366,275	360,090,469
Small-Cap Growth Fund	96,008,796		(3,754,363)	8,197,119	11,951,482	91,643,580
International Stock Fund	418,488,379		(782,470)	24,559,296	25,341,766	412,694,078
Government Income Fund	516,548,573		6,342,433	7,182,942	840,509	375,246,133
Intermediate Bond Fund	596,856,007		6,480,790	12,089,327	5,608,537	629,457,382
Intermediate Tax-Free Fund	93,007,317		3,039,073	3,132,998	93,925	96,150,465
Short-Term Income Fund	121,951,693		755,953	1,675,031	919,078	123,234,526
Money Market Fund	2,802,858,937	*	—	—	—	2,749,006,534

* at amortized cost.

(See Notes which are an integral part of the Financial Statements)

43

February 28, 2001 (unaudited)

Statements of Assets and Liabilities

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund		Mid-Cap Growth Fund	Small-Cap Growth Fund

Assets:
Investments in securities, at value	$428,022,960	$393,308,480	$113,000,414		$317,228,128	$85,655,957
Investments in repurchase agreements	1,245,365	30,420,378	16,651,941		43,392,402	6,598,476
Short-term investments held as collateral for securities lending	13,816,358	20,145,852	7,265,623		35,468,149	9,252,307
Cash	—	—	—		38,946	15,579
Cash denominated in foreign currencies (identified cost, $197,871)	—	—	—		—	—
Income receivable	1,008,822	309,274	149,555		157,702	17,361
Receivable for investments sold	3,280,237	—	1,905,977		5,166,363	271,678

Total assets	447,373,742	444,183,984	138,973,510		401,451,690	101,811,358
Liabilities:
Payable for capital stock redeemed	—	—	—		49,582	—
Payable for income distribution	—	—	—		—	—
Payable for investments purchased	3,036,540	—	313,724		5,423,838	781,876
Payable on collateral due to broker	13,816,358	20,145,852	7,265,623		35,468,149	9,252,307
Options written, at value (premium received $288,970)	215,875	—	—		—	—
Payable for daily variation margin	116,750	175,750	39,750		—	—
Payable for dollar roll transactions	—	—	—		—	—
Accrued expenses	430,581	463,588	141,980		419,652	133,595

Total liabilities	17,616,104	20,785,190	7,761,077		41,361,221	10,167,778

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469	$91,643,580

Net Assets Consist of:
Paid-in-capital	333,112,421	315,365,376	95,689,763		350,659,561	91,612,369
Net unrealized appreciation (depreciation) on investments, collateral, futures contracts and foreign currency translation	84,959,068	109,228,452	22,276,462		7,214,465	(3,754,363)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	12,263,398	(1,136,887)	13,242,292		3,007,674	3,998,432
Undistributed net investment income (loss)	(577,249)	(58,147)	3,916		(791,231)	(212,858)

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469	$91,643,580

Net Asset Value, Offering Price, and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$15.14	$15.06	$11.90		$14.29	$11.56
Offering Price Per Share	$15.14	$15.06	$11.90		$14.29	$11.56
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$15.14	$15.06	$11.90		$14.29	$11.56
Offering Price Per Share	$16.06 *	$15.98 *	$12.63	*	$15.16 *	$12.27 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	—	—	—		—	—
Offering Price Per Share	—	—	—		—	—
Net Assets:
Investor Class of Shares:	$426,888,321	$419,009,945	$129,649,925		$357,284,332	$89,820,971
Advisor Class of Shares:	2,869,317	4,388,849	1,562,508		2,806,137	1,822,609
Institutional Class of Shares:	—	—	—		—	—

Total Net Assets	$429,757,638	$423,398,794	$131,212,433		$360,090,469	$91,643,580

Shares Outstanding:
Investor Class of Shares:	28,194,410	27,817,861	10,890,650		25,001,489	7,767,317
Advisor Class of Shares:	189,508	291,373	131,254		196,361	157,613
Institutional Class of Shares:	—	—	—		—	—

Total shares outstanding ($0.0001 par value)	28,383,918	28,109,234	11,021,904		25,197,850	7,924,930

Investments, at identified cost	$343,980,281	$313,409,112	$107,286,454		$353,406,065	$96,008,796

*	Computation of offering price per share 100/94.25 of net asset value.
**	Computation of offering price per share 100/95.25 of net asset value.
***	Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

44

  Marshall Funds

International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$363,735,909	$394,017,859	$564,943,512	$96,046,390	$113,478,803	$2,097,597,182
53,970,000	128,873,147	38,393,285	—	9,228,843	705,261,755

—	—	67,390,295	—	—	—
906	1,203	—	1,274	1,203	—

198,098	—	—	—	—	—
510,698	1,637,523	6,324,555	1,145,263	1,226,372	22,985,735
8,299,792	15,561,992	25,142,092	1,519,733	—	—

426,715,403	540,091,724	702,193,739	98,712,660	123,935,221	2,825,844,672

—	—	—	—	—	—
—	1,799,189	2,915,173	316,691	643,565	11,383,999
13,436,420	128,136,337	2,040,495	2,198,049	—	64,619,402
—	—	67,390,295	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	34,633,125	—	—	—	—
584,905	276,940	390,394	47,455	57,130	834,737

14,021,325	164,845,591	72,736,357	2,562,195	700,695	76,838,138

$412,694,078	$375,246,133	$629,457,382	$96,150,465	$123,234,526	2,749,006,534

451,852,521	377,494,068	654,852,303	94,677,086	129,736,892	2,749,006,534

(829,238)	6,342,433	6,480,790	3,039,073	755,953	—

(33,205,992)	(8,554,547)	(31,865,696)	(1,565,730)	(7,286,041)	—
(5,123,213)	(35,821)	(10,015)	36	27,722	—

$412,694,078	$375,246,133	$629,457,382	$96,150,465	$123,234,526	$2,749,006,534

$11.76	$9.47	$9.38	$10.17	$9.45	$1.00
$11.76	$9.47	$9.38	$10.17	$9.45	$1.00

$11.77	$9.47	$9.38	—	$9.45	$1.00
$12.49 *	$9.94**	$9.85 **	—	$9.64 ***	$1.00

$11.80	—	—	—	—	$1.00
$11.80	—	—	—	—	$1.00

$278,989,078	$373,377,183	$626,958,911	$96,150,465	$123,167,949	$1,839,381,345
3,382,407	1,868,950	2,498,471	—	66,577	119,928,227
130,322,593	—	—	—	—	789,696,962

$412,694,078	$375,246,133	$629,457,382	$96,150,465	$123,234,526	$2,749,006,534

23,714,925	39,441,406	66,809,461	9,455,121	13,034,176	1,839,381,345
287,485	197,426	266,228	—	7,045	119,928,227
11,044,503	—	—	—	—	789,696,962

35,046,913	39,638,832	67,075,689	9,455,121	13,041,221	2,749,006,534

$418,488,379	$516,548,573	$596,856,007	$93,007,317	$121,951,693	$2,802,858,937

Six Months Ended February 28, 2001 (unaudited)

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund

Investment Income:
Interest income	$ 510,840	$ 917,666	$ 308,180	$ 1,523,894	$ 634,866
Dividend income	4,295,658	1,580,851	536,423	242,452	75,550

Total income	4,806,498	2,498,517	844,603	1,766,346	710,416
Expenses:
Investment adviser fee	1,615,351	1,716,412	418,307	1,629,374	606,988
Shareholder services fees—
Investor Class of Shares	535,356	567,023	137,897	539,593	149,552
Advisor Class of Shares	3,095	5,114	1,539	3,531	2,195
Administrative fees	200,155	212,534	47,007	201,271	53,931
Custodian fees	33,935	35,283	11,155	34,122	12,140
Portfolio accounting fees	51,444	52,820	28,378	51,970	28,840
Transfer and dividend disbursing agent fees	55,665	66,230	49,272	63,975	37,101
Registration fees	12,553	7,627	8,372	3,674	6,400
Auditing fees	7,138	7,189	7,188	7,089	7,090
Legal fees	1,983	1,735	1,636	1,983	1,883
Printing and postage	10,411	12,394	8,924	10,212	9,419
Directors’ fees	2,727	2,727	2,704	2,727	2,726
Insurance premiums—
E&O/D&O	1,135	1,046	488	963	524
Default Insurance	—	—	—	—	—
Distribution services fees—
Advisor Class of Shares	3,095	5,114	1,539	3,531	2,195
Miscellaneous	4,159	8,923	5,343	7,093	4,485

Total expenses	2,538,202	2,702,171	729,749	2,561,108	925,469
Deduct—
Waiver of investment adviser fee	—	—	—	—	—
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—	—
Advisor Class of Shares	(3,095)	(5,114)	(1,539)	(3,531)	(2,195)

Total Waivers	(3,095)	(5,114)	(1,539)	(3,531)	(2,195)

Net expenses	2,535,107	2,697,057	728,210	2,557,577	923,274
Net investment income (net operating loss)	2,271,391	(198,540)	116,393	(791,231)	(212,858)
Net Realized and Unrealized Gain (Loss) on Investments, Collateral, Foreign Currency and Futures Contracts:
Net realized gain (loss) on investment transactions (identified cost basis)	18,097,948	2,524,404	14,698,079	9,665,969	10,783,187
Net realized loss on futures contracts (identified cost basis)	(3,180,060)	(1,294,156)	(826,965)	—	(3,807,809)
Net realized loss on foreign currency contracts (identified cost basis)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, collateral, futures contracts and foreign currency translation	3,614,501	(91,565,468)	4,563,176	(179,502,623)	(54,796,698)

Net realized and unrealized gain (loss) on investments, collateral, foreign currency and futures contracts	18,532,389	(90,335,220)	18,434,290	(169,836,654)	(47,821,320)

Change in net assets resulting from operations	$20,803,780	$(90,533,760)	$18,550,683	$(170,627,885)	$(48,034,178)

(1) Net of foreign taxes withheld of $106,511.

(2) Net of interest expense of $375,956

(See Notes which are an integral part of the Financial Statements)

46

  Marshall Funds

International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$ 691,502	$12,760,629 (2)	$21,339,331	$2,343,077	$4,380,297	$74,741,113
1,145,088(1)	—	—	—	—	—

1,836,590	12,760,629	21,339,331	2,343,077	4,380,297	74,741,113

2,253,208	1,378,344	1,855,468	283,604	368,921	1,693,219

390,008	457,339	770,360	118,168	152,849	2,240,764
4,146	2,108	2,752	—	23	152,216
201,329	170,487	279,853	46,598	60,631	612,935
133,459	30,775	43,322	9,453	12,297	125,279
70,070	47,286	57,808	24,764	24,908	100,326

63,176	72,368	65,656	20,181	19,752	177,702
16,353	10,592	10,435	8,615	8,528	51,273
8,561	7,139	7,003	6,990	6,296	7,595
3,964	1,735	2,231	1,983	1,487	6,693
19,308	9,916	8,428	4,363	4,462	24,788
2,723	2,726	2,705	2,726	2,704	2,726

962	852	1,324	486	505	7,434
—	—	—	—	—	106,081

4,146	2,108	2,752	—	23	182,659
9,381	7,979	14,949	2,950	2,283	18,861

3,180,794	2,201,754	3,125,046	530,881	665,669	5,510,551

(34,663)	(183,779)	(185,547)	(127,622)	(209,055)	(564,406)

—	(420,752)	(708,731)	(108,715)	(140,621)	—
(4,146)	(2,108)	(2,752)	—	(23)	—

(38,809)	(606,639)	(897,030)	(236,337)	(349,699)	(564,406)

3,141,985	1,595,115	2,228,016	294,544	315,970	4,946,145

(1,305,395)	11,165,514	19,111,315	2,048,533	4,064,327	69,794,968

(27,335,611)	4,875,818	(3,456,914)	253,889	(1,236,892)	—

—	—	—	—	—	—

(1,295,364)	—	—	—	—	—

(65,710,843)	5,718,270	18,786,277	1,856,172	4,394,093	—

(94,341,818)	10,594,088	15,329,363	2,110,061	3,157,201	—

$(95,647,213)	$21,759,602	$34,440,678	$4,158,594	$7,221,528	$69,794,968

47

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income (net operating loss)	$ 2,271,391	$ 7,141,771	$ (198,540)	$ 747,912
Net realized gain (loss) on investment transactions	18,097,948	2,233,598	2,524,404	18,273,661
Net realized gain (loss) on futures contracts	(3,180,060)	(1,956,160)	(1,294,156)	835,082
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, collateral, futures contracts and foreign currency translation	3,614,501	(26,557,016)	(91,565,468)	56,779,442

Change in net assets resulting from operations	20,803,780	(19,137,807)	(90,533,760)	76,636,097
Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(2,980,303)	(7,232,301)	(244,472)	(559,340)
Advisor Class of Shares	(17,039)	(21,149)	(2,222)	(1,908)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(2,914,298)	(42,937,425)	(21,252,430)	(23,537,005)
Advisor Class of Shares	(17,420)	(111,260)	(199,685)	(83,328)
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(5,929,060)	(50,302,135)	(21,698,809)	(24,181,581)
Capital Stock Transactions—
Proceeds from sale of shares	27,421,038	51,094,529	35,039,793	108,359,514
Net asset value of shares issued to shareholders in payment of distributions declared	4,135,041	45,336,115	21,230,998	23,343,663
Cost of shares redeemed	(42,598,769)	(139,115,322)	(34,449,544)	(78,290,306)

Change in net assets resulting from capital stock transactions	(11,042,690)	(42,684,678)	21,821,247	53,412,871

Change in net assets	3,832,030	(112,124,620)	(90,411,322)	105,867,387
Net Assets:
Beginning of period	425,925,608	538,050,228	513,810,116	407,942,729

End of period	$429,757,638	$425,925,608	$423,398,794	$513,810,116

Undistributed net investment income (loss) included in net assets at end of period	$ (577,249)	$ 148,702	$ (58,147)	$ 387,087

(See Notes which are an integral part of the Financial Statements)

48

  Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Government Income Fund

Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000

$ 116,393	$ 951,740	$ (791,231)	$ (2,892,235)	$ (212,858)	$ (1,455,845)	$ (1,305,395)	$ (1,419,327)	$ 11,165,514	$ 21,143,682
14,698,079	7,204,028	9,665,969	94,084,907	10,783,187	12,195,721	(27,335,611)	48,386,644	4,875,818	(6,282,615)
(826,965)	(708,544)	—	1,161,174	(3,807,809)	(61,656)	—	—	—	—
—	—	—	—	—	—	(1,295,364)	42,214	—	—

4,563,176	1,264,711	(179,502,623)	119,851,804	(54,796,698)	46,005,960	(65,710,843)	34,520,660	5,718,270	6,364,707

18,550,683	8,711,935	(170,627,885)	212,205,650	(48,034,178)	56,684,180	(95,647,213)	81,530,191	21,759,602	21,225,774

(613,309)	(612,736)	—	—	—	—	—	(2,733,118)	(11,123,535)	(20,983,438)
(6,745)	(3,207)	—	—	—	—	—	(8,249)	(49,299)	(61,948)
—	—	—	—	—	—	—	(820,442)	—	—

(6,653,073)	(14,371,836)	(97,066,334)	(28,643,051)	(13,281,150)	(3,312,795)	(33,371,017)	(22,694,282)	—	—
(74,513)	(74,699)	(663,490)	(59,592)	(201,633)	(19,849)	(390,149)	(67,987)	—	—
—	—	—	—	—	—	(15,060,189)	(6,274,748)	—	—

(7,347,640)	(15,062,478)	(97,729,824)	(28,702,643)	(13,482,783)	(3,332,644)	(48,821,355)	(32,598,826)	(11,172,834)	(21,045,386)

22,118,111	23,950,177	48,186,015	231,402,879	25,283,571	100,142,944	141,849,627	947,444,950	34,597,881	307,099,408

7,028,726	14,540,874	96,392,647	28,303,949	13,289,856	3,289,762	47,791,410	30,622,693	5,760,706	12,678,694
(16,760,376)	(53,448,476)	(60,661,640)	(196,206,036)	(46,519,914)	(99,062,882)	(120,824,789)	(809,396,336)	(34,420,072)	(279,275,501)

12,386,461	(14,957,425)	83,917,022	63,500,792	(7,946,487)	4,369,824	68,816,248	168,671,307	5,938,515	40,502,601

23,589,504	(21,307,968)	(184,440,687)	247,003,799	(69,463,448)	57,721,360	(75,652,320)	217,602,672	16,525,283	40,682,989

107,622,929	128,930,897	544,531,156	297,527,357	161,107,028	103,385,668	488,346,398	270,743,726	358,720,850	318,037,861

$131,212,433	$107,622,929	$360,090,469	$544,531,156	$ 91,643,580	$161,107,028	$412,694,078	$488,346,398	$375,246,133	$358,720,850

$ 3,916	$ 507,577	$ (791,231)	—	$ (212,858)	—	$ (5,123,213)	$ (3,817,818)	$ (35,821)	$ (28,501)

49

Statements of Changes in Net Assets

	Intermediate Bond Fund

	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 19,111,315	$ 37,991,992
Net realized gain (loss) on investment transactions	(3,456,914)	(3,684,098)
Net change in unrealized appreciation (depreciation) of investments and collateral	18,786,277	2,420,621

Change in net assets resulting from operations	34,440,678	36,728,515
Distributions to Shareholders—
Distributions to shareholders from net investment income:
Investor Class of Shares	(19,049,913)	(37,717,011)
Advisor Class of Shares	(65,429)	(94,507)
Institutional Class of Shares	—	—

Change in net assets resulting from distributions to shareholders	(19,115,342)	(37,811,518)
Capital Stock Transactions—
Proceeds from sale of shares	54,864,579	119,622,028
Net asset value of shares issued to shareholders in payment of dividends declared	7,350,813	16,258,636
Cost of shares redeemed	(63,031,707)	(119,772,442)

Change in net assets resulting from capital stock transactions	(816,315)	16,108,222

Change in net assets	14,509,021	15,025,219
Net Assets:
Beginning of period	614,948,361	599,923,142

End of period	$629,457,382	$614,948,361

Undistributed net investment income (loss) included in net assets at end of period	$ (10,015)	$ (5,988)

(See Notes which are an integral part of the Financial Statements)

  Marshall Funds

Intermediate Tax-Free Fund		Short-Term Income Fund		Money Market Fund

Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000

$ 2,048,533	$ 4,360,787	$ 4,064,327	$ 8,624,412	$ 69,794,968	$ 107,507,525
253,889	(1,398,605)	(1,236,892)	(961,032)	—	—

1,856,172	2,117,750	4,394,093	(1,939,514)	—	—

4,158,594	5,079,932	7,221,528	5,723,866	69,794,968	107,507,525

(2,048,837)	(4,360,917)	(4,061,610)	(8,574,095)	(55,273,014)	(97,455,147)
—	—	(583)	—	(3,573,969)	(7,473,721)
—	—	—	—	(10,947,985)	(2,578,657)

(2,048,837)	(4,360,917)	(4,062,193)	(8,574,095)	(69,794,968)	(107,507,525)

7,284,160	11,329,789	13,987,727	149,710,835	4,303,138,900	6,665,307,146
154,953	353,560	1,898,262	4,863,722	14,230,772	29,925,093
(8,952,713)	(25,580,540)	(18,314,008)	(164,163,724)	(3,627,728,643)	(6,417,958,941)

(1,513,600)	(13,897,191)	(2,428,019)	(9,589,167)	689,641,029	277,273,298

596,157	(13,178,176)	731,316	(12,439,396)	689,641,029	277,273,298

95,554,308	108,732,484	122,503,210	134,942,606	2,059,365,505	1,782,092,207

$96,150,465	$ 95,554,308	$123,234,526	$122,503,210	$ 2,749,006,534	$ 2,059,365,505

$ 36	$ 340	$ 27,722	$ 25,588	—	—

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

												Ratios to Average Net Assets
Year Ended August 31,	Net asset value, beginning of period	Net investment income (operating loss)		Net realized and unrealized gain/(loss) on investments, collateral, futures contracts and foreign currency		Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, futures contracts, and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income/ (operating loss)		Expense waiver(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

Equity Income Fund
1996	$11.22	0.34		2.00		2.34	(0.35)	(0.21)	(0.56)	$13.00	21.20%	0.98%		2.83%		—		$173,402	60%
1997	$13.00	0.33		3.51		3.84	(0.34)	(0.86)	(1.20)	$15.64	30.95%	1.22%		2.31%		—		$331,730	61%
1998	$15.64	0.31		(0.19	)(3)	0.12	(0.32)	(1.27)	(1.59)	$14.17	0.04%	1.17%		2.01%		—		$458,865	69%
1999	$14.17	0.28		3.59		3.87	(0.29)	(1.04)	(1.33)	$16.71	27.92%	1.17%		1.73%		—		$537,295	72%
2000	$16.71	0.23		(0.73)		(0.50)	(0.23)	(1.36)	(1.59)	$14.62	(2.80%)	1.16%		1.54%		—		$423,845	98%
2001(4)	$14.62	0.08	(6)	0.64		0.72	(0.10)	(0.10)	(0.20)	$15.14	4.97%	1.18	%(7)	1.05	%(7)	—		$426,888	39%
Large-Cap Growth & Income Fund
1996	$11.64	0.16		1.17		1.33	(0.15)	(0.66)	(0.81)	$12.16	11.56%	0.97%		1.28%		—		$251,583	147%
1997	$12.16	0.10		3.76		3.86	(0.12)	(1.94)	(2.06)	$13.96	34.50%	1.23%		0.78%		—		$269,607	43%
1998	$13.96	0.06		0.46		0.52	(0.06)	(1.18)	(1.24)	$13.24	3.44%	1.21%		0.40%		—		$274,821	33%
1999	$13.24	0.06		5.01		5.07	(0.06)	(0.77)	(0.83)	$17.48	38.98%	1.20%		0.32%		—		$407,031	32%
2000	$17.48	0.03		2.72		2.75	(0.02)	(0.99)	(1.01)	$19.22	16.35%	1.18%		0.16%		—		$510,195	71%
2001(4)	$19.22	(0.01)		(3.33)		(3.34)	(0.01)	(0.81)	(0.82)	$15.06	(17.65%)	1.18	%(7)	(0.09	%)(7)	—		$419,010	26%
Mid-Cap Value Fund
1996	$12.08	0.21		0.78		0.99	(0.21)	(0.88)	(1.09)	$11.98	8.53%	0.98%		1.68%		—		$195,066	67%
1997	$11.98	0.15		3.05		3.20	(0.15)	(1.89)	(2.04)	$13.14	30.20%	1.23%		1.20%		—		$145,143	55%
1998	$13.14	0.10		(0.92)		(0.82)	(0.12)	(1.95)	(2.07)	$10.25	(7.75%)	1.25%		0.96%		—		$134,620	59%
1999	$10.25	0.11		2.10		2.21	(0.12)	(0.94)	(1.06)	$11.40	21.92%	1.25%		0.96%		—		$128,575	90%
2000	$11.40	0.09		0.79		0.88	(0.05)	(1.38)	(1.43)	$10.85	9.29%	1.33%		0.86%		—		$106,569	94%
2001(4)	$10.85	0.01		1.80		1.81	(0.06)	(0.70)	(0.76)	$11.90	17.64%	1.31	%(7)	0.21	%(7)	—		$129,650	70%
Mid-Cap Growth Fund
1996	$12.30	(0.06)		2.24		2.18	—	(0.92)	(0.92)	$13.56	18.92%	1.01%		(0.47%)		—		$143,236	189%
1997	$13.56	(0.08)		2.56		2.48	—	(1.22)	(1.22)	$14.82	19.14%	1.24%		(0.52%)		—		$196,983	211%
1998	$14.82	(0.13)		(0.93)		(1.06)	—	(1.81)	(1.81)	$11.95	(8.77%)	1.23%		(0.79%)		—		$187,388	167%
1999	$11.95	(0.11)		6.26		6.15	—	(0.82)	(0.82)	$17.28	53.41%	1.21%		(0.73%)		—		$297,249	173%
2000	$17.28	(0.16	)(6)	12.00		11.84	—	(1.69)	(1.69)	$27.43	71.91%	1.18%		(0.66%)		—		$541,805	108%
2001(4)	$27.43	(0.03)		(8.14)		(8.17)	—	(4.97)	(4.97)	$14.29	(31.48%)	1.18	%(7)	(0.36	%)(7)	—		$357,284	54%
Small-Cap Growth Fund
1997(5)	$10.00	(0.08)		2.27		2.19	—	—	—	$12.19	21.90%	1.80	%(7)	(0.94	%)(7)	—		$ 56,425	183%
1998	$12.19	(0.22)		(1.66)		(1.88)	—	(0.49)	(0.49)	$ 9.82	(16.25%)	1.60%		(1.18%)		—		$ 79,858	139%
1999	$ 9.82	(0.11)		2.69		2.58	—	(0.02)	(0.02)	$12.38	26.30%	1.59%		(0.90%)		—		$102,992	219%
2000	$12.38	(0.18	)(6)	7.03		6.85	—	(0.41)	(0.41)	$18.82	56.14%	1.59%		(1.03%)		—		$159,336	105%
2001(4)	$18.82	(0.03	)(6)	(5.60)		(5.63)	—	(1.63)	(1.63)	$11.56	(30.43%)	1.52	%(7)	(0.35	%)(7)	—		$ 89,821	133%
International Stock Fund
1996	$10.16	0.21		0.96		1.17	(0.22)	(0.03)	(0.25)	$11.08	11.71%	1.35%		2.58%		—		$143,783	26%
1997	$11.08	0.18		2.29		2.47	(0.26)	(0.09)	(0.35)	$13.20	22.73%	1.59%		1.80%		—		$226,849	26%
1998	$13.20	0.26		(1.42)		(1.16)	(0.21)	(0.29)	(0.50)	$11.54	(9.09%)	1.49%		2.01%		—		$225,248	24%
1999	$11.54	0.09		2.45		2.54	(0.25)	—	(0.25)	$13.83	22.20%	1.51%		0.79%		0.01%		$270,315	182%
2000	$13.83	(0.07	)(6)	4.09		4.02	(0.16)	(1.36)	(1.52)	$16.33	28.09%	1.50%		(0.40%)		0.02%		$351,242	225%
2001(4)	$16.33	(0.02)		(2.94)		(2.96)	—	(1.61)	(1.61)	$11.76	(19.29%)	1.47	%(7)	(0.65	%)(7)	0.02	%(7)	$278,989	103%
										Ratios to Average Net Assets
Period Ended August 31,	Net Asset value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain/(loss) on investments, collateral, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, futures contracts, and foreign currency transactions	Total distributions	Net Asset value, end of period	Total return(1)	Expenses		Net investment income/ (operating loss)		Expense waiver(2)		Net Assets, end of period (000’s omitted)	Portfolio turnover rate
Government Income Fund
1996	$ 9.51	0.62	(0.24)	0.38	(0.62)	—	(0.62)	$ 9.27	4.02%	0.86%		6.51%		0.19%		$ 138,458	268%
1997	$ 9.27	0.62	0.22	0.84	(0.62)	—	(0.62)	$ 9.49	9.35%	0.86%		6.62%		0.38%		$ 203,642	299%
1998	$ 9.49	0.61	0.21	0.82	(0.61)	—	(0.61)	$ 9.70	8.92%	0.87%		6.38%		0.34%		$ 280,313	353%
1999	$ 9.70	0.54	(0.48)	0.06	(0.54)	—	(0.54)	$ 9.22	0.62%	0.86%		5.69%		0.33%		$ 317,284	232%
2000	$ 9.22	0.57	(0.02)	0.55	(0.57)	—	(0.57)	$ 9.20	6.20%	0.85%		6.28%		0.33%		$ 357,229	192%
2001(4)	$ 9.20	0.24	0.31	0.55	(0.28)	—	(0.28)	$ 9.47	6.07%	0.87	%(7)	6.08	%(7)	0.33	%(7)	$ 373,377	105%
Intermediate Bond Fund
1996	$ 9.51	0.58	(0.25)	0.33	(0.58)	—	(0.58)	$ 9.26	3.52%	0.72%		6.14%		0.09%		$ 403,657	201%
1997	$ 9.26	0.58	0.18	0.76	(0.58)	—	(0.58)	$ 9.44	8.42%	0.72%		6.17%		0.31%		$ 398,234	144%
1998	$ 9.44	0.58	0.16	0.74	(0.58)	—	(0.58)	$ 9.60	8.00%	0.71%		6.02%		0.29%		$ 589,669	148%
1999	$ 9.60	0.55	(0.43)	0.12	(0.55)	—	(0.55)	$ 9.17	1.28%	0.71%		5.85%		0.28%		$ 598,970	181%
2000	$ 9.17	0.57	(0.01)	0.56	(0.57)	—	(0.57)	$ 9.16	6.35%	0.70%		6.31%		0.29%		$ 612,980	243%
2001(4)	$ 9.16	0.28	0.22	0.50	(0.28)	—	(0.28)	$ 9.38	5.57%	0.72	%(7)	6.18	%(7)	0.29	%(7)	$ 626,959	148%
Intermediate Tax-Free Fund
1996	$ 9.91	0.43	(0.08)	0.35	(0.43)	—	(0.43)	$ 9.83	3.57%	0.61%		4.34%		0.37%		$ 65,927	41%
1997	$ 9.83	0.43	0.21	0.64	(0.43)	—	(0.43)	$10.04	6.67%	0.61%		4.35%		0.54%		$ 88,108	53%
1998	$10.04	0.43	0.29	0.72	(0.43)	—	(0.43)	$10.33	7.31%	0.61%		4.22%		0.51%		$ 101,592	68%
1999	$10.33	0.42	(0.41)	0.01	(0.42)	(0.07)	(0.49)	$ 9.85	0.02%	0.61%		4.11%		0.48%		$ 108,732	53%
2000	$ 9.85	0.43	0.10	0.53	(0.43)	—	(0.43)	$ 9.95	5.58%	0.60%		4.43%		0.49%		$ 95,554	71%
2001(4)	$ 9.95	0.22	0.22	0.44	(0.22)	—	(0.22)	$10.17	4.43%	0.62	%(7)	4.33	%(7)	0.50	%(7)	$ 96,150	20%
Short-Term Income Fund
1996	$ 9.74	0.62	(0.15)	0.47	(0.62)	—	(0.62)	$ 9.59	4.92%	0.51%		6.16%		0.40%		$ 100,846	144%
1997	$ 9.59	0.63	0.04	0.67	(0.62)	—	(0.62)	$ 9.64	7.20%	0.49%		6.46%		0.59%		$ 148,781	101%
1998	$ 9.64	0.61	(0.03)	0.58	(0.61)	—	(0.61)	$ 9.61	6.22%	0.50%		6.40%		0.55%		$ 133,186	90%
1999	$ 9.61	0.55	(0.21)	0.34	(0.55)	—	(0.55)	$ 9.40	3.59%	0.51%		5.74%		0.56%		$ 134,943	163%
2000	$ 9.40	0.60	(0.19)	0.41	(0.60)	—	(0.60)	$ 9.21	4.46%	0.50%		6.43%		0.57%		$ 122,503	72%
2001(4)	$ 9.21	0.31	0.24	0.55	(0.31)	—	(0.31)	$ 9.45	6.01%	0.51	%(7)	6.61	%(7)	0.57	%(7)	$ 123,168	31%
Money Market Fund
1996	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.39%	0.41%		5.29%		0.26%		$1,039,659	—
1997	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.35%	0.41%		5.22%		0.26%		$1,290,659	—
1998	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.51%	0.41%		5.37%		0.25%		$1,588,817	—
1999	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	4.98%	0.41%		4.86%		0.25%		$1,663,740	—
2000	$ 1.00	0.06	—	0.06	(0.06)	—	(0.06)	$ 1.00	5.88%	0.44%		5.73%		0.16%		$1,776,669	—
2001(4)	$ 1.00	0.03	—	0.03	(0.03)	—	(0.03)	$ 1.00	3.10%	0.46	%(7)	6.17	%(7)	0.05	%(7)	$1,839,381	—

(1) Based on net asset value.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

(3) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, collateral, futures contracts and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4) For the six months ended February 28, 2001 (unaudited).

(5) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.

(6) Per share information is based on average shares outstanding.

(7) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

53

February 28, 2001 (unaudited)

Notes to Financial Statements

1.    Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Investment Objective

Marshall Equity Income Fund (“Equity Income Fund”)	To provide capital appreciation and above-average dividend income.

Marshall Large-Cap Growth & Income Fund (“Large-Cap Growth & Income Fund”)	To provide capital appreciation and income.

Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.

Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.

Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.

Marshall International Stock Fund (“International Stock Fund”)	To provide capital appreciation.

Marshall Government Income Fund (“Government Income Fund”)	To provide current income.

Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	To maximize total return consistent with current income.

Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)	Provide a high level of income that is exempt from federal income tax and is consistent with preservation of capital.

Marshall Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.

Marshall Money Market Fund (“Money Market Fund”)	To provide current income consistent with stability of principal.

        The Funds (except Intermediate Tax-Free Fund) are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of Shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. Effective October 31, 2000, Short-Term Income Fund began offering a second class of shares, Advisor Class of Shares. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The Financial Highlights of Advisor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2.    Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser (or sub-advisor with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund), which differ in their respective distribution and service fees. All shareholders bear the common expense of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Federal Taxes—It is the Funds’ policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund’s understanding of the applicable country’s tax rules and rates.

        At August 31, 2000 the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Total Capital Loss Carryforward
Government Income Fund	$ —	$ —	$ —	$385,369	$ —	$ —	$9,773,009	$10,158,378
Intermediate Bond Fund	—	15,540,740	6,100,494	—	—	—	2,990,074	24,631,308
Intermediate Tax-Free Fund	—	—	—	—	—	—	529,729	529,729
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	5,096,254

        When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Futures Contracts—Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

        At February 28, 2001, Mid-Cap Growth Fund and Small-Cap Growth Fund had no outstanding futures contracts.

        At February 28, 2001, the Equity Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	20 S&P 500	Long	($402,071)

        At February 28, 2001, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	30 S&P 500	Long	($1,091,294)

        At February 28, 2001, the Mid-Cap Value Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
March 2001	15 S&P 400	Long	($89,439)
Notes to Financial Statements (continued)

        Written Options Contracts—Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2001, the Fund had $594,366 in realized gains on written options.

        The following is a summary of the Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/00	1,495	$ 435,625
Options written	8,310	1,005,513
Options expired	(3,900)	(558,808)
Options closed	(2,665)	(593,360)
Outstanding @ 2/28/01	3,240	$ 288,970

        At February 28, 2001, the Fund had the following outstanding options:

Contact	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation/ Depreciation
Bausch & Lomb, Inc.	Call	March 2001	$55.00	385	$46,200	$ 2,693
Comerica, Inc.	Call	March 2001	65.00	260	21,450	6,369
Duke Energy Co.	Call	March 2001	45.00	450	13,500	12,599
Electronic Data Sys. Corp.	Call	March 2001	70.00	350	17,500	6,299
FPL Group, Inc.	Call	March 2001	70.00	375	22,500	(6,376)
Northrop Grunman Corp.	Call	March 2001	95.00	220	42,350	20,788
Reliant Energy, Inc.	Call	March 2001	45.00	450	23,625	13,724
Hewlett Packard Co.	Put	March 2001	25.00	500	22,500	(8,500)
Lilly (Eli) & Co.	Put	March 2001	70.00	250	6,250	25,499

Net Unrealized Appreciation on Written Options Contracts						$73,095

        Foreign Exchange Contracts—International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 2001, International Stock Fund had no outstanding foreign exchange contracts.

        Foreign Currency Translation—The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Dollar Roll Transactions—The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

        Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds’ participation in the securities lending program.

        As of February 28, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$13,164,928	$13,816,358	$13,816,358
Large-Cap Growth & Income Fund	19,195,992	20,145,852	20,145,852
Mid-Cap Value Fund	6,923,055	7,265,623	7,265,623
Mid-Cap Growth Fund	33,795,855	35,468,149	35,468,149
Small-Cap Growth Fund	8,816,069	9,252,307	9,252,307
Intermediate Bond Fund	64,212,898	67,390,295	67,390,295

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds’ pricing committee.

        Other—Investment transactions are accounted for on a trade date basis.

3.    Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2001, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 333,112,421
Large-Cap Growth & Income Fund	315,365,376
Mid-Cap Value Fund	95,689,763
Mid-Cap Growth Fund	350,659,561
Small-Cap Growth Fund	91,612,369
International Stock Fund	451,852,521
Government Income Fund	377,494,068
Intermediate Bond Fund	654,852,303
Intermediate Tax-Free Fund	94,677,086
Short-Term Income Fund	129,736,892
Money Market Fund	2,749,006,534

Notes to Financial Statements (continued)

        Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,755,219	$26,586,038	3,417,554	$49,569,549	1,946,773	$ 33,208,924	6,254,839	$ 105,731,165
Shares issued to shareholders in payment of distributions declared	270,624	4,101,568	3,121,829	45,203,975	1,309,931	21,031,422	1,337,559	23,258,505
Shares redeemed	(2,816,183)	(42,446,946)	(9,715,372)	(138,911,369)	(1,982,905)	(34,185,432)	(4,337,111)	(78,011,838)

Net change resulting from Investor Class of Shares transactions	(790,340)	$(11,759,340)	(3,175,989)	$(44,137,845)	1,273,799	$ 20,054,914	3,255,287	$ 50,977,832

	Equity Income Fund				Large-Cap Growth & Income Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,017	$ 835,000	101,550	$ 1,524,980	107,059	$ 1,830,869	146,603	$ 2,628,349
Shares issued to shareholders in payment of distributions declared	2,205	33,473	9,133	132,140	12,431	199,576	4,896	85,158
Shares redeemed	(10,021)	(151,823)	(13,558)	(203,953)	(16,196)	(264,112)	(15,602)	(278,468)

Net change resulting from Advisor Class of Shares transactions	47,201	$ 716,650	97,125	$ 1,453,167	103,294	$ 1,766,333	135,897	$ 2,435,039

Net change resulting from Fund Share transactions	(743,139)	$(11,042,690)	(3,078,864)	$(42,684,678)	1,377,093	$ 21,821,247	3,391,184	$ 53,412,871

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,911,185	$21,735,029	2,338,505	$23,264,232	2,284,900	$ 46,881,267	9,474,299	$ 229,362,149
Shares issued to shareholders in payment of distributions declared	662,407	6,950,464	1,492,461	14,463,035	6,070,364	95,729,754	1,383,854	28,244,451
Shares redeemed	(1,500,947)	(16,674,342)	(5,293,269)	(53,365,756)	(3,105,904)	(60,515,558)	(8,310,246)	(196,109,010)

Net change resulting from Investor Class of Shares transactions	1,072,645	$12,011,151	(1,462,303)	$(15,638,489)	5,249,360	$ 82,095,463	2,547,907	$ 61,497,590

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,550	$ 383,082	65,730	$ 685,945	63,761	$ 1,304,748	84,227	$ 2,040,730
Shares issued to shareholders in payment of distributions declared	7,449	78,262	8,026	77,839	42,035	662,893	2,915	59,498
Shares redeemed	(7,843)	(86,034)	(7,850)	(82,720)	(8,825)	(146,082)	(3,854)	(97,026)

Net change resulting from Advisor Class of Shares transactions	34,156	$ 375,310	65,906	$ 681,064	96,971	$ 1,821,559	83,288	$ 2,003,202

Net change resulting from Fund Share transactions	1,106,801	$12,386,461	(1,396,397)	$(14,957,425)	5,346,331	$ 83,917,022	2,631,195	$ 63,500,792

  Marshall Funds

	Small-Cap Growth Fund				International Stock Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,658,047	$24,475,460	5,638,764	$98,910,918	7,104,216	$105,438,186	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	1,065,834	13,088,446	215,985	3,270,019	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(3,424,578)	(46,395,785)	(5,706,473)	(98,875,452)	(7,368,762)	(111,248,891)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	(700,697)	$ (8,831,879)	148,276	$ 3,305,485	2,205,274	$ 27,161,390	1,969,016	$ 38,663,089

	Small-Cap Growth Fund				International Stock Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	56,062	$ 808,111	73,245	$ 1,232,026	140,386	$ 2,174,675	108,079	$ 1,787,392
Shares issued to shareholders in payment of distributions declared	16,402	201,410	1,304	19,743	28,816	384,702	4,262	76,381
Shares redeemed	(8,970)	(124,129)	(12,240)	(187,430)	(15,490)	(218,430)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	63,494	$ 885,392	62,309	$ 1,064,339	153,712	$ 2,340,947	102,795	$ 1,715.454

Net change resulting from Fund Share transactions	(637,203)	$ (7,946,487)	210,585	$ 4,369,824

					International Stock Fund

					Six Months Ended February 28, 2001		Year Ended August 31, 2000(1)

Institutional Class of Shares					Shares	Amount	Shares	Amount
Shares sold					2,363,300	$ 34,236,766	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared					1,078,820	14,434,613	382,886	6,861,311
Shares redeemed					(647,922)	(9,357,468)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions					2,794,198	$ 39,313,911	8,250,305	$128,292,764

Net change resulting from Fund Share transactions					5,153,184	$ 68,816,248	10,322,116	$168,671,307

	Government Income Fund				Intermediate Bond Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,664,418	$ 34,157,498	33,650,182	$ 306,230,995	5,875,385	$ 54,283,127	12,982,279	$ 118,238,473
Shares issued to shareholders in payment of distributions declared	614,125	5,727,733	1,384,984	12,631,038	789,293	7,300,324	1,773,855	16,166,686
Shares redeemed	(3,668,716)	(34,275,412)	(30,628,885)	(279,090,091)	(6,801,675)	(62,873,476)	(13,102,959)	(119,312,650)

Net change resulting from Investor Class of Shares transactions	609,827	$ 5,609,819	4,406,281	$ 39,771,942	(136,997)	$ (1,290,025)	1,653,175	$ 15,092,509

Notes to Financial Statements (continued)
	Government Income Fund				Intermediate Bond Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000		Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,233	$ 440,383	95,258	$ 868,413	62,852	$ 581,452	151,573	$ 1,383,555
Shares issued to shareholders in payment of distributions declared	3,535	32,973	5,226	47,656	5,458	50,489	10,092	91,950
Shares redeemed	(15,461)	(144,660)	(20,219)	(185,410)	(17,090)	(158,231)	(50,489)	(459,792)

Net change resulting from Advisor Class of Shares transactions	35,307	$ 328,696	80,265	$ 730,659	51,220	$ 473,710	111,176	$ 1,015,713

Net change resulting from Fund Share transactions	645,134	$5,938,515	4,486,546	$40,502,601	(85,777)	$ (816,315)	1,764,351	$ 16,108,222

					Intermediate Tax-Free Fund

					Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares					Shares	Amount	Shares	Amount
Shares sold					725,497	$ 7,284,160	1,163,808	$ 11,329,789
Shares issued to shareholders in payment of distributions declared					15,477	154,953	36,291	353,560
Shares redeemed					(892,291)	(8,952,713)	(2,631,898)	(25,580,540)

Net change resulting from Fund Share Transactions					(151,317)	$ (1,513,600)	(1,431,799)	$ (13,897,191)

					Short-Term Income Fund

					Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares					Shares	Amount	Shares	Amount
Shares sold					1,497,012	$13,921,764	16,125,165	$149,710,835
Shares issued to shareholders in payment of distributions declared					203,489	1,897,996	522,944	4,863,722
Shares redeemed					(1,965,744)	(18,314,008)	(17,696,882)	(164,163,724)

Net change resulting from Investor Class of Shares transactions					(265,243)	$ (2,494,248)	(1,048,773)	$ (9,589,167)

					Short-Term Income Fund

					Period Ended February 28, 2001(2)

Advisor Class of Shares					Shares	Amount
Shares sold					7,017	$ 65,963
Shares issued to shareholders in payment of distributions declared					28	266
Shares redeemed					—	—

Net change resulting from Advisor Class of Shares transactions					7,045	66,229

Net change resulting from Fund Share transactions					(258,198)	$ (2,428,019)

	Money Market Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,801,427,033	$ 2,801,427,033	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	10,767,453	10,767,453	22,531,652	22,531,652
Shares redeemed	(2,749,482,297)	(2,749,482,297)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares transactions	62,712,189	$ 62,712,189	112,929,239	$ 112,929,239

  Marshall Funds

	Money Market Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	246,415,277	$ 246,415,277	675,776,335	$675,776,335
Shares issued to shareholders in payment of distributions declared	3,067,778	3,067,778	7,393,438	7,393,438
Shares redeemed	(270,342,147)	(270,342,147)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares transactions	(20,859,092)	$ (20,859,092)	22,435,029	$ 22,435,029

	Money Market Fund

	Six Months Ended February 28, 2001		Year Ended August 31, 2000(3)

Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,255,296,590	$1,255,296,590	448,293,292	$448,293,292
Shares issued to shareholders in payment of distributions declared	395,541	395,541	3	3
Shares redeemed	(607,904,199)	(607,904,199)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares transactions	647,787,932	$ 647,787,932	141,909,030	$141,909,030

Net change resulting from Fund Share transactions	689,641,029	$ 689,641,029	277,273,298	$277,273,298

(1) For the period from September 1, 1999 (start of performance) to August 31, 2000.

(2) For the period from October 31, 2000 (start of performance) to February 28, 2001.

(3) For the period from April 3, 2000 (start of performance) to August 31, 2000.

4.    Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (“M&I”) Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

        International Stock Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Corporation for the period except for Small-Cap Growth Fund, which is based on the Fund’s average daily net assets. Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

Notes to financial Statements (continued)

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Distribution Services Fee—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund’s Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class of Shares (except Money Market Fund’s Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund’s Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion. Effective April 1, 2000, the Money Market Fund changed its shareholder service fee from 0.02% to 0.25%.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholders Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

        Custodian Fees—M&I Trust Company is the Funds’ custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

        Organizational Expenses—Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund’s effective date. For the six months ended February 28, 2001, the Funds expensed the following pursuant to this agreement:

Fund	Organizational Expenses	Organizational Expenses Paid
Small-Cap Growth Fund	$35,592	$7,153

        Interfund Transactions—During the six months ended February 28, 2001, Government Income Fund and Intermediate Tax-Free Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act were as follows:

	Purchases	Sales
Government Income Fund	$ 0	$ 7,555,000
Intermediate Tax-Free Fund	$18,745,149	$15,308,651

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

  Marshall Funds

5.    Investment Transactions

        Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$165,282,262	$180,504,634
Large-Cap Growth & Income Fund	112,819,644	116,108,694
Mid-Cap Value Fund	73,034,989	81,044,499
Mid-Cap Growth Fund	219,984,455	252,616,980
Small-Cap Growth Fund	147,145,388	169,601,593
International Stock Fund	435,529,356	453,411,105
Government Income Fund	385,472,680	385,543,923
Intermediate Bond Fund	851,895,675	867,040,764
Intermediate Tax-Free Fund	18,735,789	23,174,203
Short-Term Income Fund	38,926,761	32,684,709

        Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales
Government Income Fund	$546,090,395	$500,267,077
Intermediate Bond Fund	718,677,236	625,606,302

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

64

[Graphic Representation Omitted--See Appendix]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND(3863)

TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor G00406-02(4/01)

©2001 Marshall Funds, Inc.

321-199Y

[Graphic Representation Omitted - See Appendix]

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares
(Class I)

February 28, 2001

  Marshall International Stock Fund

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	4
Statements of Assets and Liabilities	7
Statements of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Directors & Officers	15

[GRAPHIC RESPRESENTATION OMITTED - SEE APPENDIX]

Dear Marshall Funds Shareholder,

Critics of the mutual fund industry are loudest in times like these. The markets are down and the economy’s direction is uncertain. The problems associated with opportunistic fund creation, loosely defined investment objectives, and ill-timed promotion of fund performance creates broad dissatisfaction of, and growing skepticism by, shareholders.

We are pleased with taking a different approach to investing with our clients and want to make sure you know that we offer many ways of delivering sound investment advice at M&I. In fact, we strongly recommend the use of any experienced financial adviser. If you have one, stick with them and seek their counsel during these times.

The vast majority of Marshall Fund shareholders, however, are shareholders because of M&I’s approach to meeting their investment needs. Whether you work directly with our Trust Portfolio Managers, M&I Financial Advisors, Marshall Funds Services or M&I 401-k Services, our approach is grounded in the fundamentals of investing.

These fundamentals include understanding your financial goals, learning your acceptance of the effects of market volatility on your portfolio, creating a broadly diversified portfolio of investments, and managing our Funds and similar investment services in a manner consistent with their names and investment objectives.

Our approach takes some of the mystery out of investing. While we cannot be certain of the short-term direction of the markets, we can avoid a number of current investor concerns.

If you are investing on your own, you may end up asking questions like the following. Why did I get caught up buying so many technology stocks? Why are all of my funds moving in tandem? Why aren’t my funds performing as expected in these markets? Have my funds remained true to their investment style? Do I have both growth and value styles working for me? Why don’t I own any bonds to reduce my portfolio volatility? Should I be invested entirely in the money market fund? M&I investment professionals are here to help you answer the questions that these markets create.

In volatile times, investors should not have to go it alone. We have built our organization by helping a wide range of investors reach their financial goals. We view our role as much more than just managing good investment products. Please do not hesitate to contact your M&I investment representative, or call us directly at 1-800-236-3863.

As always, we thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

1

Semi-Annual Report—Commentary

Marshall International Stock Fund

The Marshall International Stock Fund invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance

For the six months ended February 28, 2001, the Fund provided a total return of (19.13%),** compared with a total return of (14.32%) by the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) and (15.46%) for the Lipper International Funds Index (LIFI).*** This poor absolute performance was seen around the globe in equity markets from Japan to North America. The main factors driving equities down during this period were expectations of weak corporate profits and a contraction in the valuation multiples assigned to large-cap stocks. Both of these factors played a role in the underperformance of the Fund.

Technology Stocks Remain Out of Favor

Similar to the last reporting period, volatility dominated the markets as investors questioned the earnings ability of corporations while at the same time looked for signs that the economy was stabilizing. During this reporting period, the Fund was underweight in the technology, media, and telecommunications (TMT) sectors. The business fundamentals within each group continued to deteriorate as issues of overcapacity and lower profitability remained in the market. While the valuation multiples within the TMT sectors have come down substantially, we are not yet convinced that those stocks are cheap enough to be good long-term buys.

Unfortunately, the Fund did not benefit from its overweight positions in financials, consumer staples, and industrials. These sectors were also hurt as the market began to question their profit expectations as well. While these sectors have a more defensive nature, no sector was spared from the significant reduction in valuation multiples of large-cap multi-national corporations. We continue to believe that a more defensive position for the portfolio is appropriate during these times of corporate profit warnings, falling consumer confidence and poor economic conditions.

Pockets of Opportunity

Areas where we are finding new opportunities include stocks within the consumer discretionary and health care sectors. We have identified several leisure and hotel stocks that are market leading, highly profitable, well-managed organizations that are trading at attractive valuations relative to their global peers. At the same time we are taking advantage of the decline in some pharmaceutical stocks that have excellent growth prospects, thus increasing our weighting in this sector.

While the duration and magnitude of the global economic slowdown are uncertain, we continue to focus our efforts on identifying high-quality companies with sustainable competitive advantages that are attractively valued relative to their global industry peers.

Sincerely,

/s/ Daniel R. Jaworski

Daniel R. Jaworski, CFA

Manager, Marshall International Stock Fund

[GRAPHIC REPRESENTATION OMITTED - SEE APPENDIX]

2

Marshall International Stock Fund

[Graphic Representation Omitted—See Appendix]

*	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

**

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***

The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

†

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††	These amounts included cash equivalents of 13.1% and 1.8%, respectively.

3

February 28, 2001 (unaudited)

Portfolio of Investments

International Stock Fund

Shares	Description	Value

	Common Stocks — 88.1%
	Australia — 1.7%
	Banks — 1.2%
314,200	National Australia Bank Ltd., Melbourne	$4,961,133
	Broadcasting — 0.3%
115,300	News Corp., Ltd.	1,079,991
	Insurance — 0.2%
103,400	AMP Ltd.	1,075,634

	Total Australia	7,116,758
	Belgium — 0.4%
	Banks — 0.4%
10,800	Dexia	1,799,296
	Brazil — 1.8%
	Aerospace & Defense — 0.7%
77,100	(1)Embraer—Empresa Brasileira de Aeronautica SA, ADR	2,929,800
	Metals & Mining — 0.2%
34,200	Companhia Vale Do Rio Doce, ADR	875,520
	Oil & Gas Integrated — 0.2%
36,400	(1)Petroleo Brasileiro SA, ADR	1,038,492
	Telecommunications — 0.7%
42,200	Telecomunicacoes Brasileiras SA, ADR	2,747,220

	Total Brazil	7,591,032
	Canada — 5.6%
	Banks — 1.6%
214,000	Royal Bank of Canada, Montreal	6,544,748
	Computer Sciences — 0.3%
32,500	Thomson Corp.	1,188,067
	Financial Services — 1.2%
172,400	Manulife Financial Corp.	4,745,811
	Manufacturing — 1.5%
443,600	Bombardier, Inc., Class B	6,353,276
	Metals — 0.5%
55,000	Alcan Aluminum Ltd.	2,028,950
	Telecommunications — 0.5%
77,400	BCE, Inc.	2,063,966

	Total Canada	22,924,818
	Denmark — 1.3%
	Banks — 0.3%
73,400	Danske Bank AS	1,281,697
	Pharmaceuticals & Health Care — 0.6%
12,400	Novo Nordisk AS, Class B	2,440,704
	Utilities-Electric — 0.4%
36,000	(1)Vestas Wind Systems AS	1,763,704

	Total Denmark	5,486,105
	Finland — 1.7%
	Papers — 0.3%
34,100	UPM—Kymmene OY	1,035,783
	Telecommunications — 1.4%
90,600	Nokia Oyj	2,051,462
168,400	Nokia Oyj, Class A, ADR	3,704,800

	Total	5,756,262

	Total Finland	6,792,045
	France — 8.6%
	Automotive & Related — 0.3%
4,200	Peugeot SA	1,139,278
	Beverages & Foods — 0.5%
15,200	Groupe Danone	2,102,824
	Building Materials — 0.8%
20,500	Compagnie de St. Gobain	3,132,292

Shares	Description	Value

	Common Stocks (continued)
	France (continued)
	Computer Services — 0.5%
11,700	Cap Gemini SA	$2,050,468
	Domestic & International Oil — 1.7%
51,300	Total Fina SA, Class B	7,248,130
	Leisure & Recreation — 0.9%
48,800	Accor SA	1,917,548
31,900	LVMH	1,959,937

	Total	3,877,485
	Manufacturing — 0.6%
39,300	Schneider SA	2,568,332
	Metals — 0.3%
21,200	Pechiney SA, Class A	1,053,731
	Optical — 0.3%
4,000	Essilor International	1,226,040
	Pharmaceuticals & Health Care — 0.5%
39,000	Sanofi Synthelabo SA	2,117,956
	Services — 1.1%
73,600	Vivendi Universal SA	4,647,316
	Water Treatment — 1.1%
12,700	Suez Lyonnaise des Eaux	2,104,149
55,700	(1)Vivendi Environment	2,357,865

	Total	4,462,014

	Total France	35,625,866
	Germany — 5.1%
	Apparel & Footwear — 0.5%
32,600	Adidas AG	2,040,454
	Automotive & Related — 0.5%
59,600	Bayerische Motoren Werke AG	2,065,435
	Chemicals — 0.8%
70,800	Bayer AG	3,460,414
	Foreign Banks — 0.5%
24,200	Deutsche Bank AG	1,998,281
	Insurance — 1.5%
6,500	Allianz AG Holding	2,154,511
12,900	Ergo Versicherungs Gruppe	1,982,926
6,700	Muenchener Rueckversicherungs- Gesellschaft AG	2,174,182

	Total	6,311,619
	Leisure & Recreation — 0.8%
82,900	Preussag AG	3,159,803
	Utilities — Electric — 0.5%
40,100	Veba AG	2,062,165

	Total Germany	21,098,171
	Hong Kong — 2.3%
	Diversified — 0.5%
179,300	Hutchison Whampoa Ltd.	2,126,341
	Land & Real Estate — 0.3%
106,000	Sun Hung Kai Properties	1,182,323
	Telecommunications — 1.5%
789,000	(1)China Mobile (Hong Kong) Ltd.	4,309,209
77,200	(1)China Mobile (Hong Kong) Ltd., ADR	2,057,380

	Total	6,366,589

	Total Hong Kong	9,675,253
	Ireland — 1.3%
	Banks — 1.0%
247,400	Allied Irish Banks PLC	2,675,702
139,100	Bank of Ireland	1,328,999

	Total	4,004,701

(See Notes which are an integral part of the Financial Statements)

4

Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Ireland (continued)
	Pharmaceuticals & Health Care — 0.3%
22,600	(1)Elan Corp. PLC, ADR	$1,242,096

	Total Ireland	5,246,797
	Israel — 1.1%
	Pharmaceuticals & Health Care — 1.1%
68,100	Teva Pharmaceutical Industries Ltd., ADR	4,341,375
	Italy — 1.8%
	Banks — 0.4%
368,300	Banca Intesa SPA	1,545,848
	Insurance — 1.4%
150,350	Alleanza Assicurazioni	2,258,519
104,400	Assicurazioni Generali	3,637,195

	Total	5,895,714

	Total Italy	7,441,562
	Japan — 8.2%
	Automotive & Related — 0.3%
175,000	Nissan Motor Co., Ltd.	1,127,877
	Banks — 1.0%
181,000	Sumitomo Bank Ltd., Osaka	1,791,483
341,000	Sumitomo Trust & Banking	2,401,245

	Total	4,192,728
	Diversified — 0.6%
368,000	JGC Corp.	2,516,078
	Electronics — 0.9%
229,000	NEC Corp.	3,726,863
	Financial Services — 2.0%
100,000	Daiwa Securities Co., Ltd.	913,043
381,000	Nomura Securities Co., Ltd.	7,486,828

	Total	8,399,871
	Manufacturing — 0.5%
74,000	Kao Corp.	1,848,423
	Pharmaceuticals & Health Care — 1.1%
171,000	Chugai Pharmaceutical Co., Ltd.	2,456,394
39,000	Takeda Chemical Industries Ltd.	1,845,269

	Total	4,301,663
	Retail — 0.3%
53,000	JUSCO Co.	1,247,059
	Telecommunications — 1.5%
367	NTT DoCoMo, Inc.	6,351,321

	Total Japan	33,711,883
	Mexico — 1.7%
	Banks — 1.0%
2,172,200	Grupo Financiero Banamex Accival, SA de CV, Class O	3,975,942
	Broadcasting & Cable TV — 0.7%
77,400	Grupo Televisa SA, GDR	3,088,260

	Total Mexico	7,064,202
	Netherlands — 7.0%
	Aerospace & Defense — 0.8%
166,400	(1)European Aeronautic Defense and Space Co.	3,446,165
	Chemicals — 0.8%
65,700	Akzo Nobel NV	3,186,957
	Domestic & International Oil — 1.6%
109,100	Royal Dutch Petroleum Co.	6,473,145
	Electronics — 0.8%
107,597	Koninklijke (Royal) Philips Electronics NV	3,542,578

Shares	Description	Value

	Common Stocks (continued)
	Netherlands (continued)
	Financial Services — 2.0%
118,500	ING Group NV	$8,185,954
	Retail — 0.7%
96,500	Ahold NV	3,112,373
	Printing & Publishing — 0.3%
46,900	Wolters Kluwer NV	1,126,282

	Total Netherlands	29,073,454
	Singapore — 0.8%
	Electronics — 0.8%
122,900	(1)Flextronics International Ltd.	3,256,850
	Spain — 0.6%
	Telecommunications — 0.6%
136,900	Telefonica SA	2,337,479
	Sweden — 3.2%
	Banks — 2.4%
517,200	Nordbanken Holding AB	3,790,168
46,700	Svenska Cellulosa AB, Class B	1,076,596
316,500	Svenska Handelsbanken AB, Class A	5,315,267

	Total	10,182,031
	Construction Equipment — 0.3%
45,800	Atlas Copco AB, Class B	1,041,863
	Household Product/Wares — 0.5%
130,000	Electrolux AB, Class B	2,143,511

	Total Sweden	13,367,405
	Switzerland — 4.6%
	Banks — 1.8%
460	Baer Holdings AG	1,989,843
34,100	UBS AG	5,419,490

	Total	7,409,333
	Beverages & Foods — 0.6%
1,090	Nestle SA	2,386,838
	Building Materials — 0.8%
2,750	Holderbank Financiere Glarus AG, Class B	3,110,325
	Insurance — 0.3%
680	Schw Rueckversicherungs	1,425,656
	Pharmaceuticals & Health Care — 1.1%
2,690	Novartis AG	4,548,426

	Total Switzerland	18,880,578
	Taiwan — 0.4%
	Semi-Conductors — 0.4%
88,500	(1)Taiwan Semiconductor Manufacturing Co., ADR	1,666,455
	United Kingdom — 27.2%
	Aerospace & Defense — 0.6%
254,800	BAA PLC	2,409,531
	Banks — 4.1%
417,500	HSBC Holdings PLC	5,551,469
281,000	Lloyds TSB Group PLC	2,661,350
213,400	Royal Bank of Scotland PLC, Edinburgh	4,683,061
282,700	Standard Chartered PLC	4,142,701

	Total	17,038,581
	Beverages & Foods — 0.5%
221,000	Diageo PLC	2,241,457
	Broadcasting & Cable TV — 0.9%
249,700	British Sky Broadcasting Group PLC	3,460,840
	Chemicals — 0.3%
79,600	Johnson Matthey PLC	1,227,372

(See Notes which are an integral part of the Financial Statements)

5

February 28, 2001 (unaudited)

Portfolio of Investments (continued)

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Communications — 0.5%
120,700	(1)COLT Telecom Group PLC	$2,166,059
	Domestic & International Oil — 2.1%
1,066,500	BP Amoco PLC	8,822,817
	Electric — 0.3%
519,600	(1)Innogy Holdings PLC	1,410,323
	Financial Services — 1.8%
374,789	Amvescap PLC	7,440,144
	Household Product/Wares — 0.5%
136,600	Reckitt Benckiser PLC	1,873,554
	Land & Real Estate — 0.3%
182,400	(1)Canary Wharf Finance PLC	1,360,809
	Leisure & Recreation — 1.0%
197,800	Bass PLC	2,064,697
629,700	Hilton Group PLC	2,027,358

	Total	4,092,055
	Major Drugs — 1.5%
223,444	(1)GlaxoSmithKline PLC	6,145,475
	Metals & Mining — 0.5%
114,800	Rio Tinto PLC	2,113,216
	Multimedia — 2.3%
196,673	Pearson PLC	4,301,790
342,600	Reuters Group PLC	5,277,686

	Total	9,579,476
	Natural Gas — Utilities — 0.3%
346,200	BG Group PLC	1,329,537
	Printing & Publishing — 0.7%
268,000	Reed International PLC	2,685,258
	Recreation Activities — 1.0%
767,600	(1)P&O Princess Cruises PLC	4,072,715
	Retail — 1.6%
117,400	Boots Co. PLC	1,059,351
137,300	Great Universal Stores PLC	1,060,513
301,300	Kingfisher PLC	2,148,908
184,900	Next PLC	2,255,721

	Total	6,524,493

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Services — 1.6%
266,000	(1)Compass Group PLC	$2,119,886
365,400	WPP Group PLC	4,283,673

	Total	6,403,559
	Telecommunications — 3.1%
4,712,021	Vodafone Group PLC	12,772,590
	Tobacco — 1.2%
615,100	British American Tobacco PLC	4,944,219
	Utilities — Electric — 0.5%
624,200	National Power Co. PLC	2,162,852

	Total United Kingdom	112,276,932
	United States — 1.7%
	Electrical Equipment — 0.7%
50,100	Tyco International Ltd.	2,737,965
	Insurance — 0.5%
36,400	AFLAC, Inc.	2,189,824
	Leisure & Recreation — 0.5%
71,900	Royal Caribbean Cruises Ltd.	2,033,804

	Total United States	6,961,593

	Total Common Stocks (identified cost $364,518,379)	363,735,909
	(2)Repurchase Agreement — 13.1%
$53,970,000	State Street Corp., 4.25%, dated 2/28/2001, due 3/1/2001 (at amortized cost)	53,970,000

	Total Investments (identified cost $418,488,379)(3)	$417,705,909

(1)	Non-income producing security.

(2)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligation based on market prices.

(3)

The cost of investments for federal tax purposes amounts to $418,488,379. The net unrealized depreciation of investments on a federal tax basis amounts to $782,470 which is comprised of $24,559,296 appreciation and $25,341,766 depreciation at February 28, 2001.

Note: The categories of investments are shown as a percentage of net assets ($412,694,078) at February 28, 2001.

The following acronyms are used throughout this portfolio:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

6

February 28, 2001 (unaudited)

Statement of Assets and Liabilities
Assets:
Investments in securities, at value	$363,735,909
Investments in repurchase agreements	53,970,000
Cash	906
Cash denominated in foreign currencies (identified cost, $197,871)	198,098
Income receivable	510,698
Receivable for investments sold	8,299,792

Total assets	426,715,403
Liabilities:
Payable for investments purchased	13,436,420
Accrued expenses	584,905

Total liabilities	14,021,325

Total Net Assets	$412,694,078

Net Assets Consist of:
Paid-in-capital	$451,852,521
Net unrealized depreciation on investments and foreign currency translation	(829,238)
Accumulated net realized loss on investments and foreign currency transactions	(33,205,992)
Net operating loss	(5,123,213)

Total Net Assets	$412,694,078

Net Asset Value, Offering Price, and Redemption Proceeds Per Share:
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$11.76
Offering Price Per Share	$11.76
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$11.77
Offering Price Per Share	$12.49 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$11.80
Offering Price Per Share	$11.80
Net Assets:
Investor Class of Shares	$278,989,078
Advisor Class of Shares	3,382,407
Institutional Class of Shares	130,322,593

Total Net Assets	$412,694,078

Shares Outstanding:
Investor Class of Shares	23,714,925
Advisor Class of Shares	287,485
Institutional Class of Shares	11,044,503

Total shares outstanding ($0.0001 par value)	35,046,913

Investments, at identified cost	$418,488,379

*Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Six Months Ended February 28, 2001 (unaudited)

Statement of Operations
Investment Income:
Interest income	$ 691,502
Dividend income (net of foreign taxes withheld of $106,511)	1,145,088

Total income	1,836,590
Expenses:
Investment adviser fee	2,253,208
Shareholder services fees — Investor Class of Shares	390,008
Advisor Class of Shares	4,146
Administrative fees	201,329
Custodian fees	133,459
Portfolio accounting fees	70,070
Transfer and dividend disbursing agent fees	63,176
Registration fees	16,353
Auditing fees	8,561
Legal fees	3,964
Printing and postage	19,308
Directors’ fees	2,723
Insurance premiums — E&O/D&O	962
Default Insurance	—
Distribution services fees — Advisor Class of Shares	4,146
Miscellaneous	9,381

Total expenses	3,180,794
Deduct —
Waiver of investment adviser fee	(34,663)
Waiver of shareholder services fees — Advisor Class of Shares	(4,146)

Total Waivers	(38,809)
Net expenses	3,141,985

Net operating loss	(1,305,395)
Net Realized and Unrealized Gain (Loss) on Investments, Collateral, Foreign Currency and Futures Contracts:
Net realized loss on investment transactions (identified cost basis)	(27,335,611)
Net realized loss on foreign currency contracts (identified cost basis)	(1,295,364)
Net change in unrealized depreciation on investments and foreign currency translation	(65,710,843)

Net realized and unrealized loss on investments and foreign currency	(94,341,818)

Change in net assets resulting from operations	$(95,647,213)

(See Notes which are an integral part of the Financial Statements)

8

Statement of Changes in Net Assets
	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets:
Operations —
Net operating loss	$ (1,305,395)	$ (1,419,327)
Net realized gain (loss) on investment transactions	(27,335,611)	48,386,644
Net realized gain (loss) on foreign currency transactions	(1,295,364)	42,214
Net change in unrealized appreciation (depreciation) of investments and foreign currency translation	(65,710,843)	34,520,660

Change in net assets resulting from operations	(95,647,213)	81,530,191

Distributions to Shareholders —
Distributions to shareholders from net investment income
Investors Class of Shares	—	(2,733,118)
Advisor Class of Shares	—	(8,249)
Institutional Class of Shares	—	(820,442)
Distributions to shareholders from net realized gain on investments
Investors Class of Shares	(33,371,017)	(22,694,282)
Advisor Class of Shares	(390,149)	(67,987)
Institutional Class of Shares	(15,060,189)	(6,274,748)

Change in net assets resulting from distributions to shareholders	(48,821,355)	(32,598,826)

Capital Stock Transactions —
Proceeds from sale of shares	141,849,627	947,444,950
Net asset value of shares issued to shareholders in payment of distributions declared	47,791,410	30,622,693
Cost of shares redeemed	(120,824,789)	(809,396,336)

Change in net assets resulting from capital stock transactions	68,816,248	168,671,307

Change in net assets	(75,652,320)	217,602,672
Net Assets:
Beginning of period	488,346,398	270,743,726

End of period (including net operating loss of $(5,123,213) and $(3,817,818), respectively)	$412,694,078	$488,346,398

(See Notes which are an integral part of the Financial Statements)

9

Financial Highlights—Institutional Class of Shares

    (For a share outstanding throughout each period)

Year ended August 31, (unaudited)	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain on investments and foreign currency	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover
											Expenses		Net investment loss		Expense waiver/ reimbursement(2)
International Stock Fund
2000(3)	$13.83	(0.02	)(4)	4.08	4.06	(0.18)	(1.36)	(1.54)	$16.35	28.34%	1.26%		(0.12)%		0.02%		$134,920	225%
2001(5)	$16.35	(0.02)		(2.92)	(2.94)	—	(1.61)	(1.61)	$11.80	(19.13)%	1.22	%(6)	(0.40	)%(6)	0.02	%(6)	$130,323	103%

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

(3) Reflects operations for the period from September 1, 1999 (start of performance) to August 31, 2000.

(4) Per share information is based on average shares outstanding.

(5) For the six months ended February 28, 2001 (unaudited).

(6) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

10

Notes to Financial Statements

February 28, 2001 (unaudited)

1.    Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall International Stock Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

        Effective September 1, 1999, the Fund began offering Institutional Class of Shares in addition to the Investor Class of Shares and Advisor Class of Shares previously offered. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate semi-annual reports.

2.    Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund’s adviser or sub-advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Gude will have a significant effect on the financial statements.

        Federal Taxes—It is the Fund’s policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

        When-Issued and Delayed Delivery Transactions—The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Foreign Exchange Contracts—The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 28, 2001, the Fund had no outstanding foreign exchange contracts.

        Foreign Currency Translation—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Other—Investment transactions are accounted for on a trade date basis.

3.    Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2001, the capital paid-in was $451,852,521.

        Transactions in capital stock were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	7,104,216	$105,438,186	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(7,368,762)	(111,248,891)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	2,205,274	$ 27,161,390	1,969,016	$ 38,663,089

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	140,386	$ 2,174,675	108,079	$ 1,787,392
Shares issued to shareholders in payment of distributions declared	28,816	384,702	4,262	76,381
Shares redeemed	(15,490)	(218,430)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	153,712	$ 2,340,947	102,795	$ 1,715,454

Notes to Financial Statements (continued)
	Six Months Ended February 28, 2001		Year Ended August 31, 2000(1)
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,363,300	$34,236,766	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared	1,078,820	14,434,613	382,886	6,861,311
Shares redeemed	(647,922)	(9,357,468)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions	2,794,198	$39,313,911	8,250,305	$128,292,764

Net change resulting from Fund Share transactions	5,153,184	$68,816,248	10,322,116	$168,671,307

(1) For the period from September 1, 1999 (start of performance) to August 31, 2000.

4.    Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (M&I) Investment Management Corp., the Fund’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        The Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the Fund.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to M&I Trust Company is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Corporation for the period. Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Distribution Services Fee—The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of shares of the Fund’s Advisor Class. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class Shares annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), the Fund will pay MFIS up to 0.25% of average daily net assets of the Fund’s Investor Class and Advisor Class for the period. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Fund’s accounting records for which it receives a fee. The fee is based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

        Custodian Fees—M&I Trust Company is the Fund’s custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period.

Marshall Funds

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5.    Investment Transactions

        Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001, were as follows:

Purchases	$435,529,356
Sales	$453,411,105

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

15

[THIS PAGE INTENTIONALLY LEFT BLANK ]

[Graphic Representation Omitted - See Appendix]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863) or 414-287-8595

TDD: Speech and Hearing Impaired Services
800-209-3520

www.marshallfunds.com

Federated Securities Corp., Distributor I-25801 (4/01)
M&I Investment Management Corp., Investment Adviser
© 1999 Marshall Funds, Inc.

[Graphic Representation Omitted - See Appendix]

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares

(Class I)

FEBRUARY 28, 2001

  Marshall Money Market Fund

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	3
Statements of Assets and Liabilities	5
Statements of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Directors & Officers	12

[Graphic Representation Omitted - See Appendix]

Dear Marshall Funds Shareholder,

Critics of the mutual fund industry are loudest in times like these. The markets are down and the economy’s direction is uncertain. The problems associated with opportunistic fund creation, loosely defined investment objectives, and ill-timed promotion of fund performance creates broad dissatisfaction of, and growing skepticism by, shareholders.

We are pleased with taking a different approach to investing with our clients and want to make sure you know that we offer many ways of delivering sound investment advice at M&I. In fact, we strongly recommend the use of any experienced financial adviser. If you have one, stick with them and seek their counsel during these times.

The vast majority of Marshall Fund shareholders, however, are shareholders because of M&I’s approach to meeting their investment needs. Whether you work directly with our Trust Portfolio Managers, M&I Financial Advisors, Marshall Funds Services or M&I 401-k Services, our approach is grounded in the fundamentals of investing.

These fundamentals include understanding your financial goals, learning your acceptance of the effects of market volatility on your portfolio, creating a broadly diversified portfolio of investments, and managing our Funds and similar investment services in a manner consistent with their names and investment objectives.

Our approach takes some of the mystery out of investing. While we cannot be certain of the short-term direction of the markets, we can avoid a number of current investor concerns.

If you are investing on your own, you may end up asking questions like the following. Why did I get caught up buying so many technology stocks? Why are all of my funds moving in tandem? Why aren’t my funds performing as expected in these markets? Have my funds remained true to their investment style? Do I have both growth and value styles working for me? Why don’t I own any bonds to reduce my portfolio volatility? Should I be invested entirely in the money market fund? M&I investment professionals are here to help you answer the questions that these markets create.

In volatile times, investors should not have to go it alone. We have built our organization by helping a wide range of investors reach their financial goals. We view our role as much more than just managing good investment products. Please do not hesitate to contact your M&I investment representative, or call us directly at 1-800-236-3863.

As always, we thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser

President

1

Semi-Annual Report—Commentary

Marshall Money Market Fund

The Marshall Money Market Fund invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six months ended February 28, 2001, the fund provided a total return of 3.23%.** This compares with a return of 2.91% for the Money Fund Report Averages™ and 2.93% for the Lipper Money Market Funds Index.*** As of February 28, 2001, the Fund’s 7-day net yield was 5.82%.†

Fed Moves Rates Downward

With the Fed beginning to move the Fed Funds rate down in January, money market rates have necessarily dropped accordingly. The question that remains in the marketplace is how much further the Fed will have to ease rates in order to spark some economic growth. Whereas many observers earlier believed that cutting the Fed Funds rate to 5.0% would be sufficient, there is now growing consensus that a cut to as low as 4.0% may ultimately be necessary.

It won’t be certain how far the Fed will need to cut rates until there is a clearer picture of just how much the economy has slowed. Once we had a wealth effect, with consumer spending spurred by the significant growth individuals were enjoying in their stock portfolios. Now that those same people are seeing their equity holdings lose value, it remains to be seen to what degree they will change their spending habits. Another drag on the economy is the electric power crisis in the state of California; when problems hit such a large contributor to the U.S. economy, it’s almost inevitable that the repercussions will be felt throughout the economy as a whole.

Some Signs are Positive

Despite widespread economic concerns, some indicators have been more positive than expected. For example, February auto and home sales exceeded forecasts. So it remains possible that the Fed will not need to make drastic rate cuts to stimulate the economy, particularly if tax cuts are put in place.

In this evolving environment, money funds have proven a popular alternative with many investors. Many money market funds—including this one—are experiencing significant asset growth.

We are selectively adding longer fixed-rate paper to the portfolio as the Fed eases rates, allowing us to maintain a higher yield. We are, however, seeking to keep the Fund’s maturity near the industry average of about 40 days. Supply of money market securities has been somewhat constrained, as issuers delay issuing new paper in anticipation of Fed rate cuts (which would reduce the yield they must pay on their securities). This tight supply situation is exacerbated by the strong investor demand for money market investments. We are still purchasing floating-rate notes as they become available. These notes still make up the bulk of the portfolio, at about 36% of assets. Funding agreements and master notes, which are similar to floaters, make up another 23% of the portfolio.

We anticipate that the environment over the next several months will be about the same as it is now, with tight money market supply as issuers await further Fed rate cuts. The state of the economy and, to a lesser degree, the equity markets, will determine when the Fed will act and to what extent.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus

Manager, Marshall Money Market Fund

[Graphic Representation Omitted - See Appendix]

[Graphic Representation Omitted - See Appendix]

*

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

**	Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund’s current earnings.
***

Money Fund Report™, a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication, reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper as falling into the category indicated.

†

The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

2

Portfolio of Investments

February 28, 2001 (unaudited)

Money Market Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 2.0%
	Diversified — 2.0%
$10,000,000	CC (USA), Inc., 7.120%, 5/7/2001	$10,000,000
10,000,000	Centauri, 6.780%, 4/25/2001	10,000,000
15,000,000	Sigma Finance Corp., 6.960%, 4/3/2001	15,000,000
20,000,000	Sigma Finance Corp., Class A, 6.860%, 4/18/2001	20,000,000

	Total Asset-Backed Securities	55,000,000
	(1)Commercial Paper — 4.0%
	Foreign Banks — 0.6%
15,000,000	Commerzbank AG, NY, 7.055%, 7/19/2001	14,998,639
	Health Care — 2.7%
50,000,000	American Home Products Corp., 5.450%, 4/12/2001	49,682,083
25,000,000	(2)American Home Products Corp., 5.510%, 4/11/2001	24,843,118

	Total	74,525,201
	Short-Term Business Credit — 0.7%
20,000,000	Textron Financial Corp., 5.600%, 3/21/2001	19,937,778

	Total Commercial Paper	109,461,618
	Corporate Bonds — 6.4%
	Asset Backed — 0.7%
20,000,000	(2)Beta Finance, Inc., 6.750%, 3/15/2001	20,000,000
	Banks — 1.6%
44,000,000	KeyBank, N.A., 6.583%, 3/25/2002	44,096,360
	Beverages & Foods — 1.8%
50,000,000	Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Financial Services — 0.7%
20,000,000	Prudential Funding Corp., 5.50%, 2/15/2002	19,957,222
	Personal Credit — 1.6%
36,400,000	Ford Motor Credit Co., 6.895%, 1/17/2002	36,423,322
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,013,413

	Total	44,436,735

	Total Corporate Bonds	178,490,317
	(3)Variable-Rate Notes — 54.9%
	Automotive — 1.3%
12,000,000	General Motors Acceptance Corp., 5.615%, 5/1/2001	12,005,846
23,000,000	General Motors Acceptance Corp., 6.728%, 3/12/2001	23,025,290

	Total	35,031,136
	Banks — 10.1%
25,500,000	Bank One Corp., 5.780%, 4/26/2001	25,532,317
15,000,000	Bank One Corp., 6.590%, 3/21/2001	15,018,181
10,000,000	Bank One Corp., 6.767%, 3/19/2001	10,017,115
75,000,000	Fleet Boston Financial Corp., Series P, 6.478%, 3/13/2001	74,998,212

Principal Amount	Description	Value

	(3)Variable-Rate Notes (continued)
	Banks (continued)
$45,000,000	National Bank of Commerce, Memphis, TN, 5.580%, 3/22/2001	$44,995,239
75,000,000	SMM Trust, Series 2000A, 5.591%, 3/14/2001	75,000,000
30,580,000	Westpac Banking Co., 5.598%, 4/29/2001	30,582,512

	Total	276,143,576
	Broker/Dealers — 12.2%
75,000,000	Bank of America, 5.230%, 5/25/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 6.696%, 3/1/2001	75,000,000
75,000,000	Goldman Sachs & Co., 6.578%, 3/8/2001	75,000,000
35,000,000	J.P. Morgan & Co., Inc., 5.635%, 3/1/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 5.610%, 3/20/2001	15,000,000
50,000,000	Merrill Lynch & Co., Inc., 5.610%, 4/12/2001	49,999,403
10,000,000	Merrill Lynch & Co., Inc., 5.648%, 4/29/2001	10,002,595

	Total	335,001,998
	Computer Integrated Systems Design — 2.2%
60,000,000	Computer Sciences Corp., 6.644%, 3/27/2001	60,000,000
	Construction Equipment — 0.8%
7,000,000	Caterpillar Financial Services Corp., 5.609%, 5/12/2001	7,012,803
15,000,000	Caterpillar Financial Services Corp., 5.859%, 4/18/2001	15,020,124

	Total	22,032,927
	Diversified Manufacturing — 0.4%
10,000,000	Danaher Corp., 5.723%, 3/1/2001	10,000,000
	Forest Products & Paper — 1.6%
45,000,000	Willamette Industries, Inc., 5.590%, 3/1/2001	45,000,000
	Insurance — 11.1%
40,000,000	American General Annuity Insurance Co., 5.413%, 5/18/2001	40,000,000
40,000,000	Commonwealth Life Insurance, 5.750%, 3/1/2001	40,000,000
50,000,000	GE Life and Annuity Assurance Co., 5.709%, 4/20/2001	50,000,000
40,000,000	Jackson National Life Insurance Co., 5.530%, 5/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 6.901%, 3/1/2001	50,000,000
10,000,000	Monumental Life Insurance Co., 6.460%, 4/1/2001	10,000,000
25,000,000	Monumental Life Insurance Co., 6.471%, 3/1/2001	25,000,000
50,000,000	Travelers Insurance Co., 5.671%, 4/1/2001	50,000,000

	Total	305,000,000

(See Notes which are an integral part of the Financial Statements)

3

Marshall Funds

Money Market Fund (continued)

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Other Consumer Non-Durables — 2.7%
$55,000,000	(2)Unilever Capital Corp., 6.708%, 3/7/2001	$55,000,000
20,000,000	Unilever N.V., 5.856%, 4/8/2001	19,999,008

	Total	74,999,008
	Personal Credit — 6.2%
20,000,000	Associates Corp. of North America, 5.400%, 5/28/2001	20,005,951
50,000,000	Associates Corp. of North America, 6.464%, 3/26/2001	50,000,000
16,000,000	Ford Motor Credit Co., 5.799%, 4/16/2001	16,010,424
13,700,000	Ford Motor Credit Co., 5.849%, 5/16/2001	13,709,784
20,000,000	GMAC Australia Finance, 5.661%, 4/23/2001	20,001,031
50,000,000	Household Finance Corp., 6.408%, 3/29/2001	50,000,000

	Total	169,727,190
	Retail — 0.5%
15,000,000	Dayton Hudson Corp., 5.799%, 5/16/2001	15,007,951
	Telecommunications — 5.8%
50,000,000	BellSouth Telecommunications, Inc., 6.500%, 3/4/2001	50,000,000
35,000,000	(2)SBC Communications, Inc., 5.339%, 5/15/2001	34,999,299
75,000,000	Verizon Global Funding, 6.610%, 3/15/2001	74,984,640

	Total	159,983,939

	Total Variable-Rate Notes	1,507,927,725

Shares or Principal Amount	Description	Value

	Mutual Funds — 9.0%
87,000,000	Dreyfus Cash Management Fund	$87,000,000
69,717,522	Goldman Sachs Financial Square Money Market Fund	69,717,522
90,000,000	Provident Temp Cash Fund #21	90,000,000

	Total Mutual Funds (shares at net asset value)	246,717,522

	Total Investments in Securities (at amortized cost)	2,097,597,182
	(4)Repurchase Agreements — 25.7%
$125,000,000	Deutsche Bank Financial, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	First Union Capital Markets, 5.631%, dated 2/28/2001, due 3/1/2001	125,000,000
205,261,755	Lehman Brothers, Inc., 5.400%, dated 2/28/2001, due 3/1/2001	205,261,755
125,000,000	Morgan Stanley Group, Inc., 5.622%, dated 2/28/2001, due 3/1/2001	125,000,000
125,000,000	Salomon Smith Barney, Inc., 5.612%, dated 2/28/2001, due 3/1/2001	125,000,000

	Total Repurchase Agreements	705,261,755

	Total Investments (at amortized cost)	$2,802,858,937

(1)	Each issue shows the rate of discount at the time of purchase.
(2)

Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the Fund’s Board of Directors. At February 28, 2001 these securities amounted to $134,842,417 which represents 4.9% of net assets.

(3)	Current rate and next demand date shown.
(4)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices.

Note: The categories of investments are shown as a percentage of net assets ($2,749,006,534) at February 28, 2001.

(See Notes which are an integral part of the Financial Statements)

February 28, 2001 (unaudited)

Statement of Assets and Liabilities
Assets:
Investments in securities, at cost	$2,097,597,182
Investments in repurchase agreements	705,261,755
Income receivable	22,985,735

Total assets	2,825,844,672
Liabilities:

Payable for income distribution	11,383,999
Payable for investments purchased	64,619,402
Accrued expenses	834,737

Total liabilities	76,838,138

Total Net Assets	$2,749,006,534

Net Asset Value, Offering Price, and Redemption Proceeds Per Share:
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Net Assets:

Investor Class of Shares	$1,839,381,345
Advisor Class of Shares	$ 119,928,227
Institutional Class of Shares	$ 789,696,962

Total Net Assets	$2,749,006,534

Shares Outstanding:

Investor Class of Shares	1,839,381,345
Advisor Class of Shares	119,928,227
Institutional Class of Shares	789,696,962

Total shares outstanding ($0.0001 par value)	2,749,006,534

(See Notes which are an integral part of the Financial Statements)

5

Six Months Ended February 28, 2001 (unaudited)

Statement of Operations
Investment Income:
Interest income	$74,741,113

Expenses:
Investment adviser fee	1,693,219
Shareholder services fees —
Investor Class of Shares	2,240,764
Advisor Class of Shares	152,216
Administrative fees	612,935
Custodian fees	125,279
Portfolio accounting fees	100,326
Transfer and dividend disbursing agent fees	177,702
Registration fees	51,273
Auditing fees	7,595
Legal fees	6,693
Printing and postage	24,788
Directors’ fees	2,726
Insurance premiums —
E&O/D&O	7,434
Default Insurance	106,081
Distribution services fees —
Advisor Class of Shares	182,659
Miscellaneous	18,861

Total expenses	5,510,551
Deduct —
Waiver of investment adviser fee	(564,406)

Net expenses	4,946,145

Net investment income	$69,794,968

(See Notes which are an integral part of the Financial Statements)

6

Statement of Changes in Net Assets
	Six Months Ended February 28, 2001 (unaudited)	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations —
Net investment income	$ 69,794,968	$ 107,507,525

Distributions to Shareholders —
Distributions to shareholders from net investment income:
Investor Class of Shares	(55,273,014)	(97,455,147)
Advisor Class of Shares	(3,573,969)	(7,473,721)
Institutional Class of Shares	(10,947,985)	(2,578,657)

Change in net assets resulting from distributions to shareholders	(69,794,968)	(107,507,525)

Capital Stock Transactions —
Proceeds from sale of shares	4,303,138,900	6,665,307,146
Net asset value of shares issued to shareholders in payment of dividends declared	14,230,772	29,925,093
Cost of shares redeemed	(3,627,728,643)	(6,417,958,941)

Change in net assets resulting from capital stock transactions	689,641,029	277,273,298

Change in net assets	689,641,029	277,273,298
Net Assets:
Beginning of period	2,059,365,505	1,782,092,207

End of period	$ 2,749,006,534	$ 2,059,365,505

(See Notes which are an integral part of the Financial Statements)

7

Financial Highlights—Institutional Class of Shares
(For a share outstanding throughout each period)
Year Ended August 31,	Net asset value, beginning of period	Net investment income	Distributions from net investment income	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets						Net assets, end of period (000 omitted)
						Expenses		Net investment income		Expense waiver/ reimbursement(2)
Money Market Fund
2000(3)	$1.00	0.03	(0.03)	$1.00	2.63%	0.24	%(4)	6.51	%(4)	0.05	%(4)	$141,909
2001(5)	$1.00	0.03	(0.03)	$1.00	3.23%	0.21	%(4)	6.38	%(4)	0.05	%(4)	$789,697
(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.
(3) Reflects operations for the period from April 3, 2000 (start of performance) to August 31, 2000.
(4) Computed on an annualized basis.
(5) For the six months ended February 28, 2001 (unaudited).
(See Notes which are an integral part of the Financial Statements)

8

Notes to Financial Statements

February 28, 2001 (unaudited)

1.    Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Money Market Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

        Effective April 3, 2000, the Fund began offering Institutional Class of Shares in addition to the Investor Class of Shares and Advisor Class of Shares previously offered. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate semi-annual reports.

2.    Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Federal Taxes—It is the Fund’s policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

        When-Issued and Delayed Delivery Transactions—The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Other—Investment transactions are accounted for on a trade date basis.

Marshall Funds

3.    Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2001, the capital paid-in for the Fund was 2,749,006,534.

        Transactions in capital stock were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount
Investor Class of Shares
Shares sold	2,801,427,033	$ 2,801,427,033	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	10,767,453	10,767,453	22,531,652	22,531,652
Shares redeemed	(2,749,482,297)	(2,749,482,297)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares transactions	62,712,189	$ 62,712,189	112,929,239	$ 112,929,239

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount
Advisor Class of Shares
Shares sold	246,415,277	$246,415,277	675,776,335	$675,776,335
Shares issued to shareholders in payment of distributions declared	3,067,778	3,067,778	7,393,438	7,393,438
Shares redeemed	(270,342,147)	(270,342,147)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares transactions	(20,859,092)	$ (20,859,092)	22,435,029	$ 22,435,029

	Six Months Ended February 28, 2001		Period Ended August 31, 2000(1)
	Shares	Amount	Shares	Amount
Institutional Class of Shares
Shares sold	1,255,296,590	$1,255,296,590	448,293,292	$448,293,292
Shares issued to shareholders in payment of distributions declared	395,541	395,541	3	3
Shares redeemed	(607,904,199)	(607,904,199)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares transactions	647,787,932	$ 647,787,932	141,909,030	$141,909,030

Net change resulting from Fund Share transactions	689,641,029	$ 689,641,029	277,273,298	$277,273,298

(1)	For the period from April 3, 2000 (start of performance) to August 31, 2000.

4.    Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (“M&I”) Investment Management Corp., the Fund’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee equal to 0.15% of the Fund’s average daily net assets. Effective April 3, 2000, the Adviser changed its fee from 0.50% to 0.15%. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to M&I Trust Company is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Corporation for the period. Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

Notes to Financial Statements (continued)

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Fund’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

        Custodian Fees—M&I Trust Company is the Fund’s custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period.

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Directors	Officers
John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

12

[Grapic Representation Omitted - See Appendix]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863) or 414-287-8595

TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor I-25800 (4/01)

M&I Investment Management Corp., Investment Adviser
©1999 Marshall Funds, Inc.

                            ADVISOR CLASS OF SHARES

Marshall Equity Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Equity Income Fund (the "Fund") are  represented by a solid line.  The Lipper Equity Income Funds Index (LEIFI) is  represented by a dotted  line,  the  Standard & Poor's 500 Index  (S&P 500) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment  in the Advisor  Class of
Shares  of the  Fund,  and the  LEIFI,  and the S&P 500.  The "x" axis  reflects computation  periods from  12/31/98 to 2/28/01.  The "y" axis  reflects the cost
of  the  investment.   The  right  margin  reflects  the  ending  value  of  the
hypothetical  investment  in the Fund's  Advisor  Class of Shares as compared to the  LEIFI  and the S&P 500.  The  ending  values  were  $10,206,  $10,913,  and
$10,913, respectively.

Marshall Large-Cap Growth & Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class  of  Shares  of  Marshall  Large-Cap  Growth  & Income  (the  "Fund")  are
represented  by a solid line.  The Lipper  Large-Cap  Value Funds Index (LLCVFI)
is  represented  by a dotted line,  the Standard & Poor's 500 Index (S&P 500) is represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Advisor  Class of Shares of the Fund,  and the LLCVFI,  and the S&P 500. The "x"
axis  reflects  computation  periods  from  12/31/98  to  2/28/01.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical  investment  in the  Fund's  Advisor  Class  of  Shares  as compared to the LLCVFI and the S&P 500. The ending  values were $9,670,  $10,329 and $10,841, respectively.

Marshall Mid-Cap Value Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Mid-Cap Value Fund (the "Fund") are  represented by a solid line.  The Lipper  Mid-Cap Value Funds Index  (LMCVFI) is represented by a dotted  line,  the Standard & Poor's 400 Index (S&P 400) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment  in the Advisor  Class of
Shares of the  Fund,  and the  LMCVFI,  and the S&P 400.  The "x" axis  reflects computation  periods from  12/31/98 to 2/28/01.  The "y" axis  reflects the cost
of  the  investment.   The  right  margin  reflects  the  ending  value  of  the
hypothetical  investment  in the Fund's  Advisor  Class of Shares as compared to the  LMCVFI  and the S&P 400.  The  ending  values  were  $12,870,  $12,999  and
$12,853, respectively.

Marshall Mid-Cap Growth Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Mid-Cap Growth Fund (the "Fund") are represented by a solid line.  The Lipper  Mid-Cap Growth Funds Index (LMCGFI) is represented by a dotted  line,  the Standard & Poor's 400 Index (S&P 400) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment  in the Advisor  Class of
Shares of the  Fund,  and the  LMCVFI,  and the S&P 400.  The "x" axis  reflects computation  periods from  12/31/98 to 2/28/01.  The "y" axis  reflects the cost
of  the  investment.   The  right  margin  reflects  the  ending  value  of  the
hypothetical  investment  in the Fund's  Advisor  Class of Shares as compared to the  LMCGFI  and the S&P 400.  The  ending  values  were  $12,678,  $12,999  and
$12,486, respectively.

Marshall Small-Cap Growth Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Small-Cap  Growth Fund (the "Fund") are represented
by  a  solid  line.  The  Lipper   Small-Cap   Growth  Funds  Index  (LSCFI)  is
represented  by a  dotted  line,  the  Russell  2000  Index  (Russell  2000)  is represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Advisor Class of Shares of the Fund,  and the LSCFI,  and the Russell 2000.  The
"x" axis reflects  computation  periods from  12/31/98 to 2/28/01.  The "y" axis reflects  the cost of the  investment.  The right  margin  reflects  the  ending value of the  hypothetical  investment in the Fund's  Advisor Class of Shares as compared  to the LSCFI and the Russell  2000.  The ending  values  were  $9,958,
$12,274and $11,561, respectively.

Marshall International Stock Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class  of  Shares  of  Marshall   International  Stock  Fund  (the  "Fund")  are
represented  by a solid line.  The Lipper  International  Funds Index  (LIFI) is represented by a dotted line, the Morgan Stanley Capital  International  Europe,
Australasia  and Far East Index  (EAFE) is  represented  by a dashed  line.  The line graph is a visual  representation  of a comparison  of change in value of a
$10,000 hypothetical  investment in the Advisor Class of Shares of the Fund, and the  LIFI,  and the  EAFE.  The  "x"  axis  reflects  computation  periods  from
12/31/98 to  2/28/01.  The "y" axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Advisor  Class of  Shares  as  compared  to the LIFI and the  EAFE.  The ending values were $10,628, $10,996 and $10,085, respectively.

Marshall Government Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Government Income Fund (the "Fund") are represented by a solid line.  The Lipper U.S.  Mortgage  Funds Index (LUSMI) is  represented by a dotted line, the Lehman Brothers Mortgage-Backed  Securities Index (LMI) is
represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Advisor  Class of Shares of the Fund,  and the LUSMI,  and the LMI. The "x" axis reflects  computation  periods from  12/31/98 to 2/28/01.  The "y" axis reflects the cost of the  investment.  The right margin  reflects the ending value of the hypothetical  investment  in the Fund's  Advisor  Class of Shares as compared to the LUSMI and the LMI.  The ending  values were  $10,634,  $11,301 and  $11,563, respectively.

Marshall Intermediate Bond Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Intermediate Bond Fund (the "Fund") are represented by a solid  line.  The  Lipper  Short/Intermediate  Investment  Grade Bond Funds
Index (LSIBF) is represented by a dotted line, the Lehman Brothers  Intermediate
Government/Credit  Bond Index (LGCI) is  represented  by a dashed line. The line graph  is a  visual  representation  of a  comparison  of  change  in value of a
$10,000 hypothetical  investment in the Advisor Class of Shares of the Fund, and the  LSIBF,  and the  LGCI.  The "x"  axis  reflects  computation  periods  from
12/31/98 to  2/28/01.  The "y" axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Advisor  Class of Shares  as  compared  to the  LSIBF and the LGCI.  The ending values were $10,643, $11,315 and $11,342, respectively.

Marshall Short-Term Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed  underneath.  The Advisor
Class of Shares of Marshall  Short-Term Income Fund (the "Fund") are represented by a solid line.  The  Merrill  Lynch 1-3 Year U.S.  Government/Corporate  Index
(ML13) is represented by a dotted line, the Lipper  Short-Term  Investment Grade
Bond Fund Index  (LSTIBI) is  represented  by a dashed line. The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment  in the  Advisor  Class of Shares of the Fund,  and the
ML13, and the LSTIBI.  The "x" axis reflects  computation  periods from 12/31/98 to  2/28/01.  The "y"  axis  reflects  the  cost of the  investment.  The  right margin  reflects the ending value of the  hypothetical  investment in the Fund's
Advisor  Class of Shares as  compared  to the ML13 and the  LSTIBI.  The  ending values were $10,211, $10,413 and $10,416, respectively.

                            INVESTOR CLASS OF SHARES

Marshall Equity Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Equity Income Fund (the "Fund") are  represented by a solid line.  The Lipper Equity Income Funds Index (LEIFI) is  represented by a dotted  line,  the  Standard & Poor's 500 Index  (S&P 500) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment in the Investor  Class of
Shares  of the  Fund,  and the  LEIFI,  and the S&P 500.  The "x" axis  reflects computation  periods from 9/30/93 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's  Investor  Class of Shares as compared to the LEIFI and
the  S&P  500.  The  ending   values  were   $24,609,   $23,583,   and  $31,128,
respectively.

Marshall Large-Cap Growth & Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class  of  Shares  of  Marshall  Large-Cap  Growth  & Income  (the  "Fund")  are
represented  by a solid line.  The Lipper  Large-Cap  Value Funds Index (LLCVFI)
is  represented  by a dotted line,  the Standard & Poor's 500 Index (S&P 500) is represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor Class of Shares of the Fund,  and the LLCVFI,  and the S&P 500. The "x"
axis  reflects  computation  periods  from  11/20/92  to  2/28/01.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical  investment  in the  Fund's  Investor  Class of  Shares  as compared  to the  LLCVFI  and the S&P  500.  The  ending  values  were  $24,663,
$18,439 and $33,921, respectively.

Marshall Mid-Cap Value Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Mid-Cap Value Fund (the "Fund") are  represented by a solid line.  The Lipper  Mid-Cap Value Funds Index  (LMCVFI) is represented by a dotted  line,  the Standard & Poor's 400 Index (S&P 400) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment in the Investor  Class of
Shares of the  Fund,  and the  LMCVFI,  and the S&P 400.  The "x" axis  reflects computation  periods from 9/30/93 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's  Investor Class of Shares as compared to the LMCVFI and
the  S&P  400.   The  ending   values  were   $25,656,   $22,416  and   $31,634,
respectively.

Marshall Mid-Cap Growth Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Mid-Cap Growth Fund (the "Fund") are represented by a solid line.  The Lipper  Mid-Cap Growth Funds Index (LMCGFI) is represented by a dotted  line,  the Standard & Poor's 400 Index (S&P 400) is  represented  by a dashed  line.  The line  graph is a visual  representation  of a  comparison  of change in value of a $10,000  hypothetical  investment in the Investor  Class of
Shares of the  Fund,  and the  LMCVFI,  and the S&P 400.  The "x" axis  reflects computation  periods from 9/30/93 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's  Investor Class of Shares as compared to the LMCGFI and
the  S&P  400.   The  ending   values  were   $25,656,   $22,416  and   $31,634,
respectively.

Marshall Small-Cap Growth Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Small-Cap  Growth Fund (the "Fund") are represented
by  a  solid  line.  The  Lipper   Small-Cap   Growth  Funds  Index  (LSCFI)  is
represented  by a  dotted  line,  the  Russell  2000  Index  (Russell  2000)  is represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor Class of Shares of the Fund,  and the LSCFI,  and the Russell 2000. The
"x" axis  reflects  computation  periods from  11/1/95 to 2/28/01.  The "y" axis reflects  the cost of the  investment.  The right  margin  reflects  the  ending value of the  hypothetical  investment in the Fund's Investor Class of Shares as compared  to the LSCFI and the Russell  2000.  The ending  values were  $23,260,
$17,174 and $16,538, respectively.

Marshall International Stock Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class  of  Shares  of  Marshall   International  Stock  Fund  (the  "Fund")  are
represented  by a solid line.  The Lipper  International  Funds Index  (LIFI) is represented by a dotted line, the Morgan Stanley Capital  International  Europe,
Australasia  and Far East Index  (EAFE) is  represented  by a dashed  line.  The line graph is a visual  representation  of a comparison  of change in value of a
$10,000  hypothetical  investment  in the Investor  Class of Shares of the Fund, and the LIFI,  and the EAFE.  The "x" axis  reflects  computation  periods  from
9/1/94  to  2/28/01.  The "y"  axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Investor  Class of Shares  as  compared  to the LIFI and the  EAFE.  The ending values were $16,082, $15,413 and $13,928, respectively.

Marshall Government Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Government Income Fund (the "Fund") are represented by a solid line.  The Lipper U.S.  Mortgage  Funds Index (LUSMI) is  represented by a dotted line, the Lehman Brothers Mortgage-Backed  Securities Index (LMI) is
represented  by a dashed line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor Class of Shares of the Fund,  and the LUSMI,  and the LMI. The "x" axis reflects  computation  periods from  12/13/92 to 2/28/01.  The "y" axis reflects the cost of the  investment.  The right margin  reflects the ending value of the hypothetical  investment in the Fund's  Investor  Class of Shares as compared to the LUSMI and the LMI.  The ending  values were  $16,185,  $16,281 and  $17,746, respectively.

Marshall Intermediate Bond Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Intermediate Bond Fund (the "Fund") are represented by a solid  line.  The  Lipper  Short/Intermediate  Investment  Grade Bond Funds
Index (LSIBF) is represented by a dotted line, the Lehman Brothers  Intermediate
Government/Credit  Bond Index (LGCI) is  represented  by a dashed line. The line graph  is a  visual  representation  of a  comparison  of  change  in value of a
$10,000  hypothetical  investment  in the Investor  Class of Shares of the Fund, and the LSIBF,  and the LGCI.  The "x" axis  reflects  computation  periods from
11/23/92 to  2/28/01.  The "y" axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Investor  Class of Shares  as  compared  to the LSIBF and the LGCI.  The ending values were $15,838, $16,209 and $17,204, respectively.

Marshall Intermediate Tax-Free Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of  Shares  of  Marshall  Intermediate  Tax-Free  Fund  (the  "Fund")  are
represented by a solid line.  The Lehman  Brothers  7-year  General  Obligations
Index (L7GO)is  represented by a dotted line, the Lipper Intermediate  Municipal
Funds Index (LIMI) is  represented  by a dashed line. The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Investor  Class of Shares of the Fund,  and the L7GO,  and the
LIMI.  The "x" axis  reflects  computation  periods from 2/2/94 to 2/28/01.  The
"y" axis  reflects the cost of the  investment.  The right  margin  reflects the ending value of the  hypothetical  investment  in the Fund's  Investor  Class of
Shares as compared  to the L7GO and the LIMI.  The ending  values were  $13,807,
$14,562 and $13,777, respectively.

Marshall Short-Term Income Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding  components of the line graph are listed underneath.  The Investor
Class of Shares of Marshall  Short-Term Income Fund (the "Fund") are represented by a solid line.  The  Merrill  Lynch 1-3 Year U.S.  Government/Corporate  Index
(ML13) is represented by a dashed line, the Lipper  Short-Term  Investment Grade
Bond Fund Index  (LSTIBI)  is  represented  by a  dotted/dashed  line.  The line graph  is a  visual  representation  of a  comparison  of  change  in value of a
$10,000  hypothetical  investment  in the Investor  Class of Shares of the Fund, and the ML13,  and the LSTIBI.  The "x" axis reflects  computation  periods from
11/1/92  to  2/28/01.  The "y" axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Investor  Class of Shares as compared  to the ML13 and the  LSTIBI.  The ending values were $15,417, $15,131 and $15,682, respectively.

Marshall International Stock Fund

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The
corresponding   components  of  the  line  graph  are  listed  underneath.   The
Institutional Class of Shares of Marshall  International Stock Fund (the "Fund")
are  represented  by a solid line. The Lipper  International  Funds Index (LIFI)
is  represented  by a dotted  line,  the Morgan  Stanley  Capital  International
Europe,  Australasia  and Far East Index (EAFE) is represented by a dashed line.
The line graph is a visual  representation of a comparison of change in value of a $10,000  hypothetical  investment in the Institutional  Class of Shares of the
Fund,  and the LIFI,  and the EAFE.  The "x" axis reflects  computation  periods from 9/1/99 to 2/28/01.  The "y" axis reflects the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Institutional  Class of Shares as compared to the LIFI and the EAFE. The ending values were $10,378, $9,982 and $9,386, respectively.